<cover page>
VA (in large letters)
Variable Annuity

Union Central (logo)

1997 Prospectuses
-----------------------------------------------
Carillon Account of The Union Central Life Insurance Company;
Carillon Fund, Inc.;
MFS Variable Insurance Trust;
Scudder Variable Life Investment Fund;
American Century Variable Portfolios, Inc.; and
Templeton Variable Products Series Fund


Distributed by: Carillon Investments, Inc.,
P.O. Box 40409, Cincinnati, Ohio 45240

                      PROSPECTUS

       Flexible Premium Deferred Variable Annuity

                   CARILLON ACCOUNT
                         of
          THE UNION CENTRAL LIFE INSURANCE COMPANY

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio 45240-40888
Telephone: 1-800-999-1840

This Prospectus describes a Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by The Union
Central Life Insurance Company ("Union Central"). The Contract is designed to aid employers, employees, and other groups and individuals in long-term financial planning, and it provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Contract is designed for use in connection with retirement plans regardless of whether the plan qualifies for favored federal income tax treatment.

Funds may be accumulated and annuity payments made on a variable basis, a fixed basis, or a combination variable and fixed basis. The Contract allows for significant flexibility with respect to premium payments, annuity payments, withdrawals, and transfers. Within the limits, if any, applicable to particular retirement plans, the Contract provides the flexibility necessary to permit a Contract Owner to devise a financial plan that best fits the particular needs.

Premiums may be allocated in whole or in part to the Carillon Account ("CA"), a separate account of Union Central. CA invests its assets in shares of the Carillon Fund, Inc. (the "Carillon Fund"), a mutual fund consisting of four separate portfolios:
Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio; in shares of the Capital Growth Portfolio Class A, International Portfolio Class A, and Money Market Portfolio of Scudder Variable Life Investment Fund (the "Scudder Fund"); in shares of the American Century VP Capital Appreciation Portfolio (formerly known as the TCI Growth Portfolio) of American Century Variable Portfolios, Inc. (the "American Century Fund"), formerly known as TCI Portfolios, Inc.; in shares of the MFS Growth With Income Series, MFS High Income Series and MFS Emerging Growth Series of MFS Variable Insurance Trust (the "MFS Fund"); and in shares of the Templeton International Fund Class 2 of Templeton Variable Products Series Fund (the "Templeton Fund," and with Carillon Fund, Scudder Fund, American Century Fund and MFS Fund, collectively referred to as the "Funds"). To the extent that premiums are allocated to CA, the Accumulation Value will vary in accordance with the investment performance of the Portfolio or Portfolios selected by the Contract Owner. Similarly, if a variable annuity settlement is selected, the amount of the annuity payments will vary with the investment performance of the Portfolio(s). The Contract Owner bears the investment risk for any amounts allocated to CA. This Prospectus generally describes only the variable portion of the Contract. For a brief description of the fixed portion, see "The Guaranteed Account" on page 22.

This Prospectus sets forth the information about CA that prospective purchasers of Contracts ought to know.
Additional information about CA has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information ("SAI") which is incorporated herein by reference. The SAI is dated May 1, 1997, and may be obtained without charge by writing Union Central at the address given above or calling the listed telephone number. A Table of Contents for the SAI is given on page 3.

This Prospectus Must be Accompanied or Preceded by a Current Prospectus for the Carillon Fund, Inc.; for the Capital Growth Portfolio Class A, International Portfolio Class A and Money Market Portfolio of Scudder Variable Life Investment Fund; for the American Century VP Capital Appreciation Portfolio of American Century Variable Portfolios, Inc.; for the MFS Growth with Income Series, MFS High Income Series, and MFS Emerging Growth Series of MFS Variable Insurance Trust; and for the Templeton International Fund Class 2 of Templeton Variable Products Series Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully and Retain It for Future
Reference

        The Date of This Prospectus is May 1, 1997.

                           TABLE OF CONTENTS



Page
Definitions . . . . . . . . .. . . . . . . . . 3
Summary . . . . . . . . .. . . . . . . . . 4
Summary of Separate Account Expenses . . . . . . . . . 6
Performance Data . . . . . . . . .. . . . . . . . . 9
Accumulation Unit Values . . . . . . . . .. . . . . . .  10
The Union Central Life Insurance Company and Carillon Account. 11
   Union Central . . . . . . . . .. . . . . . . . . 11
   Carillon Account . . . . . . . . .. . . . . . . . . 11
   The Funds. . . . . . . . . .. . . . . . . . . 11
   Additions, Deletions, or Substitutions of Investments. .12
The Contract . . . . . . . . .. . . . . . . . . 13
   Purchasing a Contract . . . . . . . . .. . . . . . . . . 13
   Premiums . . . . . . . . .. . . . . . . . . 13
   Crediting of Accumulation Units . . . . . . . . . 13
   Value of Accumulation Units . . . . . . . . . 14
   Transfers . . . . . . . . . . . . . . . . . . . . . . . 14
   Special Transfers - Dollar Cost Averaging . . . . .  . . 15
   Portfolio Rebalancing Plan. . . . . . . . . . . . . . . 16
   Surrenders. . . . . . . . . . .. . . . . . . . . . . . . 16
   Interest Sweep. . . . . . . . . . . . . . . . . . . . . 16
   Personal Income Plan. . . . . .. . . . . . . . . . . . . 17
Charges and Other Deductions . . . .  . . . . . . . . . . . 17
   Administration Fee. . . . . . . . .  . . . . . . . . . . 17
   Mortality and Expense Risk Charge . .. . . . . . . . . . 17
   Surrender Charge (Contingent Deferred Sales Charge) .. . 18
       Terminal Illness/Confinement. . . . .. . . . . . . . 18
   Premium Taxes . . . . . . . . . . . . . . . . .. . . . . 19
   Fund Expenses . . . . . . . . . . . . . . . .  . . . . . 20
Benefits Under the Contract. . . . . . . . . . . .  . . . . 20
   Death Benefits. . . . . . . . . . . . . . . . . .. . . . 20
   Annuity Payments. . . . . . . . . . . . . . . . .  . . . 20
The Guaranteed Account . . . . . . . . . . . . . . .  . . . 22
General Matters. . . . . . . . . . . . . . . .. . . . . . . 23
Federal Tax Matters. . . . . . . . . . . . . . .. . . . . . 23
Restrictions Under the Texas Optional Retirement Program .. 25
Distribution of the Contracts. . . . . . . . . . . . .  . . 25
Voting Rights. . . . . . . . . . . . . . . . . . . . .  . . 26
Financial Statements . . . . . . . . . . . . . . . .  . . . 26
Appendix A . . . . . . . . . . . . . . . . . . . . . .. . . 27


                  STATEMENT OF ADDITIONAL INFORMATION
                           TABLE OF CONTENTS

Distribution of Contracts. . . . . . . . . . . .  . . . . .B-2
Determination of Annuity Payments. . . . . . . . .. . . . .B-2
Performance Data Advertising . . . . . . . . . . .  . . . .B-3
Federal Tax Matters. . . . . . . . . . . . . . . .  . . . .B-5
Miscellaneous Contract Provisions. . . . . . . . . .. . . .B-7
Custody of CA's Assets . . . . . . . . . . . . . .  . . . .B-8
Experts. . . . . . . . . . . . . . . . . . . .. . . . . . .B-8
Financial Statements of CA and of Union Central


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
                              DEFINITIONS


Accumulation Period - The period before the Maturity Date and during the lifetime of the Annuitant.

Accumulation Unit - An accounting unit of measure used to calculate the value of the Variable Account prior to the Maturity Date.

Accumulation Value - The sum of the Guaranteed Account and the
Variable Account credited to a Contract.

Annuitant - The person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity Period - The period after the Maturity Date during which
Union Central makes annuity payments.

Annuity Unit - An accounting unit of measure used to calculate
Variable Annuity payments.

CA - A separate account of The Union Central Life Insurance
Company called the Carillon Account. CA currently is divided into twelve Subaccounts, and each Subaccount invests exclusively in a different Portfolio of the Funds.

Contract Owner ("Owner") - During the Annuitant's lifetime and prior to the Maturity Date, the person designated as the Owner in the Contract or as subsequently changed. After the Maturity Date, the Annuitant is the Contract Owner.
After the Annuitant's death, the beneficiary is the Contract
Owner.

If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract
Owner.

Contract Year - A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.

Due Proof of Death - One of the following:
(a)  A certified copy of a death certificate.
(b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death.
(c) A written statement by a medical doctor who attended the deceased.
(d)  Any other proof satisfactory to Union Central.

Fixed Annuity - An annuity with payments fixed in amount throughout the annuity period.

Guaranteed Account - The Contract's value that is part of the general assets of Union Central other than assets in any of its separate accounts.

Investment Option - The Guaranteed Account and the twelve subdivisions of the Variable Account constitute the thirteen
Investment Options.

Maturity Date - The date on which annuity payments will begin.

Nonqualified Contracts - Contracts that do not qualify for special federal income tax treatment.

Portfolio or Fund Portfolio - A separate Portfolio of the Funds, the mutual funds in which CA invests, its successor or assigns.

Qualified Contracts - Contracts issued in connection with plans that qualify for special federal income tax treatment.

Subaccount - A part of CA. Each Subaccount invests exclusively in shares of a different Fund Portfolio.

Variable Account - That part of the value of a Contract that is invested in one or more Subaccounts of CA. Each Contract's Variable Account is divided into one or more subdivisions, one for each Subaccount of CA in which the Contract is invested.

Variable Annuity - An annuity with payments that (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in amount in relation to the investment experience of one or more specified Subaccounts.
                                SUMMARY

The Contract and the Investment Options

The individual variable annuity contracts described in this Prospectus are designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with the following types of plans: (a) plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended (H.R. 10); (b) certain qualified employee pension and profit-sharing trusts or plans (described in Section 401(a) and tax-exempt under Section 501(a) of the Internal Revenue Code of 1986, as amended ("the Code") and qualified annuity plans (described in Section 403(a) of the Code); (c) annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code; (d) Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Section 408 of the Code; (e) government deferred compensation plans pursuant to Section 457 of the Code; (f) other qualified plans; and (g) nontax-favored plans. Qualified plans provide special tax treatment to participating employees and self-employed individuals and their beneficiaries.

Contract Owners may allocate their premiums in whole or in part to one or more subdivisions of the Contract's Variable Account, to the Guaranteed Account, or to a combination of the Variable Account subdivisions and the Guaranteed Account. Each subdivision of a Contract's Variable Account corresponds to a different Subaccount of CA, and each Subaccount invests solely in a specified Portfolio of the Funds.

The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"**). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the Portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

**The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.**

The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by its management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Series may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of premiums to the subdivision corresponding to this Portfolio, Contract Owners should read the risk disclosure in the accompanying Prospectus for the MFS High Income Series.


The MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

The Templeton International Fund Class 2 seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United
States.


There can be no assurance that any Portfolio will achieve its objective. See "The Funds," page 11, and the accompanying Fund
Prospectuses.

The Accumulation Value of the Contract will vary according to the investment experience of the Portfolio or Portfolios selected by the Contract Owner. Similarly, the dollar amount of variable annuity payments will vary according to the investment experience of the Portfolio(s) selected. The Contract Owner bears the entire investment risk for all amounts allocated to the Contract's Variable Account. Premiums may also be allocated to the Guaranteed Account. See "The Guaranteed Account," page 22.

Premiums

Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts, but Contract Owners may pay premiums at any time and in any amount, subject to the $25/$50 minimum and a maximum (which may be waived by Union Central) of $10,000 per Contract Year. However, if no premiums are paid for two consecutive Contract Years (three in New York), then under certain circumstances Union Central may pay the Owner the Accumulation Value (less the administration fee and surrender charge, if applicable) and cancel the Contract. See "Premiums," page 13.


Surrenders

Total or partial surrenders, which are cash withdrawals of all or part of the Accumulation Value, are permitted at any time prior to the Maturity Date, except in the case of certain surrenders under contracts issued in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code (see page 25). Certain surrenders may be subject to a surrender charge (see page
18) and a penalty tax may be imposed (see "Federal Tax Matters" in the Statement of Additional Information). In addition, Contract Owners may return the Contract for a refund within 20 days after receiving it (see page 23).

Transfers

Before the Maturity Date, amounts may be transferred among subdivisions of the Contract's Variable Account or between those subdivisions and the Guaranteed Account, as frequently as desired. Transfers generally must be at least $300. Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge. However, a transaction charge (currently $10) is imposed for each transfer in excess of that number. See "Transfers," page 14. There is no limit on the amount that may be transferred out of a subdivision of the Variable Account. For transfers out of the Guaranteed Account, see page 22.

Similarly, after the Maturity Date, the Contract Owner may, once each year, change the investment base upon which the amount of the variable annuity payments are calculated by requesting that Union Central transfer annuity reserves among the Fund Portfolios.

Benefits

Contract Owners can choose among various types of annuity benefits, including life annuities with a period certain and joint and survivor life annuities. See "Annuity Payments," page 20.

If the Annuitant dies before the Maturity Date and the Annuitant was the Owner or the Owner is still living, then Union Central will pay the beneficiary a death benefit equal to the greater of
(a) the Accumulation Value, or (b) the sum of all premiums paid less any amounts deducted in connection with partial surrenders. See "Death Benefits," page 20.

Charges

No sales charge is deducted from premiums. However, a surrender charge is imposed on certain early surrenders. This surrender charge depends on how long the Contract has been in force. During the first two Contract Years the surrender charge is 7% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the eighth anniversary when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of the Accumulation Value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, the surrender charge will be waived in the event of the Owner's hospital confinement or terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid. See "Surrender Charge," page 18.

As partial compensation for administrative expenses, an administration fee of $30 per year is deducted prior to the Maturity Date. The annual administration fee will be waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of that Contract Year. This annual fee is not imposed after the Maturity Date. A daily charge at the rate of 0.25% of net assets per year is also deducted (both before and after the Maturity Date) to defray the expenses of administering the Contract. See "Administration Fee," page 17.

As compensation for Union Central's assumption of the mortality and expense risks, a charge that is currently 1.2% of net assets per year (and that will never exceed 1.7% per year) is deducted from CA. See "Mortality and Expense Risk Charge," page 17. In accordance with state laws, premium taxes will be deducted from some policies. See "Premium Taxes," page 19.

Finally, the Funds in which CA invests will pay an investment advisory fee and other expenses which are described in the Fund
Prospectuses. See "The Funds," page 11.



                 SUMMARY OF SEPARATE ACCOUNT EXPENSES

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments). . . . . None

Surrender Charge (Contingent Deferred Sales Charge) (as a percentage of amount surrendered)

      Contract Year           Surrender Charge Percentage*

             1                  7%
             2                  7%
             3                  6%
             4                  5%
             5                  4%
             6                  3%
             7                  2%
             8                  1%
           After 8              0%

Exchange Fee  . . . . . . . . . . . . . . . . . $10 **
Annual Administration Fee . . . . . . . . . .   $30***


Separate Account Annual Expenses (as a percentage of average account value)

                                         Equity       Bond      Capital
                                        Subaccount Subaccount Subaccount

Mortality and Expense Risk Charge        1.20%       1.20%      1.20%
Administration Fee                        .25%        .25%       .25%
Total Separate Account Annual Expenses   1.45%       1.45%      1.45%


                               S&P 500    Capital    Scudder       Money
                                Index     Growth    International  Market
                              Subaccount Subaccount Subaccount    Subaccount

Mortality and
  Expense Risk Charge           1.20%       1.20%       1.20%        1.20%
Administration Fee               .25%        .25%        .25%         .25%
Total Separate Account
  Annual Expenses               1.45%       1.45%       1.45%        1.45%


                                         Capital   Growth With    High
                                      Appreciation   Income      Income
                                       Subaccount  Subaccount  Subaccount
Mortality and Expense Risk Charge          1.20%     1.20%       1.20%
Administration Fee                          .25%      .25%        .25%
Total Separate Account Annual Expenses     1.45%     1.45%       1.45%


                                                  Emerging    Templeton
                                                   Growth    International
                                                 Subaccount   Subaccount
Mortality and Expense Risk Charge                  1.20%        1.20%
Administration Fee                                  .25          .25
Total Separate Account Annual Expenses             1.45%        1.45%


Carillon Fund, Inc. Annual Expenses+

                                                                S&P 500
                               Equity     Bond     Capital     Index
                               Portfolio Portfolio Portfolio Portfolio

Management Fees                   .57%     .48%       .68%        .29%
Other Expenses                    .07%     .14%       .09%        .30%
Total Carillon Fund, Inc.
   Annual Expenses                .64%     .62%       .77%        .59%

Scudder Variable Life Investment Fund Annual Expenses+
                                  Capital
                                  Growth      International  Money
                                  Portfolio   Portfolio      Market
                                  Class A     Class A        Portfolio

Management Fees                    .48%          .88%          .37%
Other Expenses                     .05%          .17%          .09%
Total Scudder Variable Life
Investment Fund Annual Expenses    .53%         1.05%          .46%


American Century Variable Portfolios, Inc. Annual Expenses+


                                           VP Capital Appreciation
                                                  Portfolio

Management Fees                                   1.00%
Other Expenses++                                    --
Total TCI Portfolios, Inc. Annual Expenses        1.00%


MFS Variable Insurance Trust Annual Expenses+(1)(2)
                                                            Emerging
                                Growth With    High Income  Growth
                                Income Series  Series       Series

Management Fees                     .75%         .75%         .75%
Other Expenses
 (after fee reductions)             .25%         .25%         .25%
Total MFS Variable Insurance
 Trust Annual Expenses             1.00%        1.00%        1.00%


Templeton Variable Products Series Fund Annual Expenses+

                                           Templeton
                                           International
                                           Fund Class 2

Management Fees                             .70%
Rule 12b-1 Fees                             .25%
Other Expenses                              .18%
Total Templeton Variable Products
Series Fund Annual Expenses                1.13%


* Partial surrenders totaling up to 10% of the Accumulation
Value may be made each Contract Year without the surrender charge being assessed.

** Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge.

***   Waived for any year in which the Accumulation Value of the
Contract is $25,000 or more on the last day of the Contract
Year.

+ Because the Templeton International Fund Class 2 shares were not offered until May 1, 1997, the figures for "Management Fees" and "Other Expenses" are based on the historical expenses of the Templeton International Class 1 shares for the year ended December 31, 1996. Class 1 Management Fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997, Class 1 actual management fees and total fund operating expenses before May 1, 1997 were lower. For each other Portfolio they are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1996. Total Annual Expenses in excess of
 .60% for the S&P 500 Index Portfolio are paid by the investment adviser.

++ All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

(1) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of Each Series - Expenses" (in the Series' Prospectus). Otherwise, "Other Expenses" for the Emerging Growth Series, the Growth With Income Series and the High Income Series would be 0.41%, 1.32% and 0.87%, respectively, and "Total Operating Expenses" would be 1.16%, 2.07% and 1.62%, respectively, for these Series.


Example* If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                  1 Year 3 Years 5 Years 10 Years

Equity Subaccount                  $94     $134   $165    $255
Bond Subaccount                    $94     $134   $164    $253
Capital Subaccount                 $96     $138   $171    $268
S&P 500 Index Subaccount           $94     $133   $162    $250
Capital Growth Subaccount          $93     $131   $159    $243
Scudder International Subaccount   $98     $146   $185    $297
Money Market Subaccount            $93     $129   $156    $236
Capital Appreciation Subaccount    $98     $145   $182    $292
Growth With Income Subaccount      $98     $145   $182    $292
High Income Subaccount             $98     $145   $182    $292
Emerging Growth Subaccount         $98     $145   $182    $292
Templeton International Subaccount $99     $146   $183    $293

If you annuitize at the end of the applicable time period or if you do not surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming
5% annual return on assets:

                                  1 Year 3 Years 5 Years 10 Years

Equity Subaccount                  $22     $69    $119    $255
Bond Subaccount                    $22     $69    $118    $253
Capital Subaccount                 $24     $73    $126    $268
S&P 500 Index Subaccount           $22     $68    $116    $250
Capital Growth Subaccount          $21     $66    $113    $243
Scudder International Subaccount   $27     $82    $140    $297
Money Market Subaccount            $21     $64    $110    $236
Capital Appreciation Subaccount    $26     $80    $137    $292
Growth With Income Subaccount      $26     $80    $137    $292
High Income Subaccount             $26     $80    $137    $292
Emerging Growth Subaccoung         $26     $80    $137    $292
Templeton International Subaccount $28     $82    $137    $293

The purpose of this table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of CA as well as the Funds. See "Charges and Other Deductions," page 17, and the accompanying Prospectuses. The table does not reflect any deduction made for premium taxes that may be applicable (see page 19).


THIS TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT WILL BE PAID
MAY BE GREATER OR LESSER THAN THOSE SHOWN.

+ In the example above, the $30 annual administration fee has been reflected in the calculation of annual expenses by converting the fee to a percent of average net assets attributable to the Contracts, adding it to the Total Separate Account Annual Expenses and the Fund Annual Expenses shown above and multiplying the resulting percentage figure by the average annual assets of the hypothetical account.
The fee has been converted to a percent by dividing the total amount of the fee collected during 1996 by the total average
net assets   attributable to the Contracts. Net assets
attributable to the Contracts includes amounts allocated to both CA and the Guaranteed Account except for such amounts as are held as reserves for annuity payments.


                           PERFORMANCE DATA

From time to time CA may publish advertisements containing total return performance data relating to its Subaccounts (including graphs, charts, tables and examples depicting that data). More detailed information on computation of performance data is included in the Statement of Additional Information. All performance data quoted represents only historical performance and is not intended to indicate future performance of the Subaccounts.

Total return for a Subaccount is the sum of all the Subaccount's earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measuring period, expressed as a percentage of the amount invested for a one-year period. The total return figures advertised are average annual total returns for periods of one year and, when applicable, five years and ten years, and since inception of the Subaccounts. Total return omitting the effect of surrender charges may also be advertised for the same and other periods, to illustrate change in the value of the Variable Account during times when there is no surrender. Total return omitting the effect of charges not reflected in Accumulation Unit Values (surrender charges and the portion of the annual administration fee attributable to the Subaccount whose return is shown) may also be advertised for the same and other periods, usually in comparison with certain unmanaged market indices. Total return (whether including or excluding the effects of the charges described above) also may be shown in some advertisements on a cumulative basis.

              ACCUMULATION UNIT VALUES
     (for a unit outstanding throughout the period)
                                      Year ended December 31,
                                      -----------------------

                         1996         1995      1994      1993      1992
                         ----         ----      ----      ----      ----
EQUITY SUBACCOUNT
Accumulation unit value
 at beginning of period  $33.969      $27.147   $26.628   $23.676   $21.491
Accumulation unit value
 at end of period        $41.682      $33.969   $27.147   $26.628   $23.676
Number of accumulation
 units outstanding,
  end of period          2,723,705    2,337,986 1,981,958 1,723,790 1,312,947
Payout unit value        $41.682      $33.969   $27.147
Number of payout units
 outstanding, end
 of period                 9,142       9,796    10,476

BOND SUBACCOUNT
Accumulation unit value
 at beginning of period  $23.865      $20.341   $20.977   $19.014   $17.921
Accumulation unit value
 at end of period        $25.210      $23.865   $20.341   $20.977   $19.014
Number of accumulation
 units  outstanding,
 end of period           672,511      574,421   508,398   513,613   348,420

CAPITAL SUBACCOUNT
Accumulation unit value
 at beginning of period  $16.214      $14.394   $14.467   $13.022   $12.241
Accumulation unit value
 at end of period        $18.367      $16.214   $14.394   $14.467   $13.022
Number of accumulation
 units outstanding,
 end of period           2,732,591    2,521,521 2,271,375 1,790,938 1,181,036

S&P 500 INDEX
 SUBACCOUNT
Accumulation unit
 value at beginning
 of period               $10.000<F2>
Accumulation unit value
 at end of period        $11.375
Number of accumulation
 units outstanding,
 end of period           869,681

CAPITAL GROWTH
 SUBACCOUNT
Accumulation unit value
 at beginning of period  $14.394      $11.351   $12.749   $10.700   $10.000<F3>
Accumulation unit value
 at end of period        $17.041      $14.394   $11.351   $12.749   $10.700
Number of accumulation
 units  outstanding,
 end of period           1,593,634    1,162,999 906,428   439,914   70,218

SCUDDER INTERNATIONAL
 SUBACCOUNT
Accumulation unit value
 at beginning of period  $14.192      $12.958   $13.259   $9.760    $10.000<F3>
Accumulation unit value
 at end of period        $16.054      $14.192   $12.958   $13.259   $ 9.760
Number of accumulation
 units outstanding,
 end of period           1,564,591    1,220,160 1,095,214 362,172   43,624

MONEY MARKET SUBACCOUNT
Accumulation unit value
 at beginning of period  $15.468      $14.850   $14.526   $14.369   $14.122
Accumulation unit value
 at end of period        $16.028      $15.468   $14.850   $14.526   $14.369
Number of accumulation
 units outstanding,
 end of period           477,679      368,444   280,575   119,598   120,547


CAPITAL APPRECIATION
 SUBACCOUNT
Accumulation unit
 value at beginning
 of period               $10.000<F2>
Accumulation unit value
 at end of period        $9,062
Number of accumulation
 units outstanding,
 end of period           424,022

GROWTH WITH INCOME
 SUBACCOUNT
Accumulation unit
 value at beginning
 of period               $10.000<F2>
Accumulation unit value
 at end of period        $11.352
Number of accumulation
 units outstanding,
 end of period           425,068

HIGH INCOME SUBACCOUNT
Accumulation unit
 value at beginning
 of period               $10.000<F2>
Accumulation unit value
 at end of period        $10.841
Number of accumulation
 units outstanding,
 end of period           108,723



                         1991       1990         1989    1988    1987
                         ----       ----         ----    ----    ----
EQUITY SUBACCOUNT
Accumulation unit value
 at beginning of period $14.979     $17.977      $16.316 $12.565 $12.624
Accumulation unit value
 at end of period       $21.491     $14.979      $17.977 $16.316 $12.565
Number of accumulation
 units outstanding,
 end of period          1,057,669   936,036      799,268 561,682 521,067
Payout unit value
Number of payout
 units  outstanding,
 end of period

BOND SUBACCOUNT
Accumulation unit
 value at beginning
 of period              $15.424     $14.403     $13.199  $12.475  $12.272
Accumulation unit
 value at end
 of period              $17.921     $15.424     $14.403  $13.199  $12.475
Number of accumulation
 units  outstanding,
 end of period          283,493     285,370     250,631  225,777  224,900

CAPITAL SUBACCOUNT
Accumulation unit value
at beginning of period  $9.850      $10.000<F1>
Accumulation unit
 value at end
 of period              $12.241     $ 9.850
Number of accumulation
 units outstanding,
 end of period          627,636     279,289



MONEY MARKET SUBACCOUNT
Accumulation unit value
 at beginning of period $13.576     $12,709    $11,846  $11,226 $10,708
Accumulation unit value
at end of period        $14.122     $13.576    $12.709  $11.846 $11.226
Number of accumulation
 units  outstanding,
 end of period          83,623      103,405     75,006   52,666  50,467


<F1> Commencement of operations was May 1, 1990.
<F2> Commencement of operations was May 1, 1996.
<F3> Commencement of operations was May 4, 1992.


The Emerging Growth Subaccount and Templeton International
Subaccount did not exist on December 31, 1996.



               THE UNION CENTRAL LIFE INSURANCE COMPANY
                         AND CARILLON ACCOUNT

Union Central

The Union Central Life Insurance Company ("Union Central"), a mutual insurance company, was organized in 1867 under the laws of Ohio. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to operate in all states and the District of Columbia. The Contract is available in all states.

Carillon Account

CA is a separate account of Union Central that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such Registration does not signify that the Commission supervises the management or investment practices or policies of CA. Union Central's Board of Directors established CA by resolution on February 6, 1984.

Although the assets of CA belong to Union Central, these assets are held separately from the other assets of Union Central, and are not chargeable with liabilities incurred in any other business operations of Union Central (except to the extent that assets in CA exceed the liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of CA are credited to or charged against the assets of CA, without regard to the income, capital gains or capital losses arising out of any other business Union Central may conduct. Therefore, the investment performance of CA is entirely independent of both the investment performance of Union Central's general assets and the performance of any other separate account.

CA has been divided into twelve subaccounts, each of which invests in a different Portfolio of the Funds. Additional
Subaccounts may be added at Union Central's discretion.

The Funds

The Funds are mutual funds of the series type which are registered with the Securities and Exchange Commission as open-end, diversified, management investment companies. Such registration does not signify that the Commission supervises the management or investment practices or policies of Funds. The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder, Stevens & Clark, Inc. is the investment adviser to the Scudder Fund.

The investment adviser to the American Century is American Century Investment Management, Inc., the adviser to the American Century Investments group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company. The investment adviser to the Templeton Fund is Templeton Investment Counsel, Inc.

CA invests in four Portfolios of Carillon Fund: the Equity Portfolio, the Bond Portfolio, the Capital Portfolio and the
S&P 500 Index Portfolio. CA invests in three Portfolios of the Scudder Fund: the Capital Growth Portfolio Class A, the International Portfolio Class A and the Money Market Portfolio. (The Scudder Fund has four additional Portfolios that are not available through the Contract.) CA invests in one Portfolio of the American Century Fund: American Century VP Capital Appreciation Portfolio. (The American Century Fund has four additional Portfolios that are not available through the Contract.) CA invests in three Portfolios of the MFS
Fund: MFS Growth With Income Series, MFS High Income Series and MFS Emerging Growth Series. (The MFS Fund has nine additional Portfolios that are not available through the Contract.) CA invests in one Portfolio of the Templeton Fund: Templeton International Fund Class 2. (The Templeton Fund has nine additional Portfolios that are not available through the Contract.) The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

  The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

  The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

  The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

  The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 71% of the market value of all common stocks publicly traded in the United States. The investment adviser of the Portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

  The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

  The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

  The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of premiums to the subdivision corresponding to this Portfolio, the Contract Owners should read the risk disclosure in the accompanying Prospectus for the MFS High Income Series.


The MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

The Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United
States.


THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the Funds can be found in the current Fund Prospectuses which are attached and accompany this Prospectus. The Fund Prospectuses should be read carefully before any decision is made concerning the allocation of premiums to a particular Subaccount of CA.

Additions, Deletions or Substitutions of Investments

Union Central retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Subaccount of CA or that CA may purchase. Union Central reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Fund Portfolio, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if in Union Central's judgment investment in any Portfolio would become inappropriate in view of the purposes of CA. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Contract Owner's interest in a Subaccount will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change. In the case of such substitution, affected Contract Owners will have the right, within 30 days after notification, to surrender the Contract without the imposition of any withdrawal charge. Nothing contained in this Prospectus shall prevent CA from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

The Company may also establish additional Subaccounts of CA. Each additional Subaccount would purchase shares in a new Fund Portfolio, in another mutual fund, or in a combination of these. New Subaccounts may be established when, in the sole discretion of Union Central, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Contract Owners only on a basis to be determined by Union Central, if at all. Union Central may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, Union Central may, by appropriate endorsement, make such changes in Contracts offered by this Prospectus as may be necessary or appropriate to reflect such substitution or change. If deemed by Union Central to be in the best interests of persons having voting rights under the Contracts, CA may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required, or it may be combined with one or more other separate accounts.


                             THE CONTRACT

Purchasing a Contract

A Contract can be purchased by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to Union Central by a representative of Union Central who is also a qualified securities representative under federal law. Acceptance of an application is subject to Union Central's underwriting rules and Union Central reserves the right to reject any application. If an initial premium cannot be credited to the Contract within five business days of receipt by Union Central, then Union Central will return the premium to the payor immediately unless the applicant consents to Union Central holding the premium for a longer period. Initial premiums accompanied by completed applications will be credited to the Contract not later than two business days following receipt.

Premiums

After the first premium has been paid and accepted, the Owner has flexibility, within the limits of any applicable retirement plan, in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the $25/$50 minimum and to a maximum of $10,000 per Contract Year. (Union Central may waive the maximum but a waiver in one instance does not constitute a waiver for any additional premiums.)

If no premiums are paid for two consecutive Contract Years (three in New York), Union Central may cancel the Contract and return the Accumulation Value (less the administration fee and surrender charge, if applicable) but only if (1) the Accumulation Value is less than $2,000 at the end of the two-year period (three-year period in New York); and (2) the total premium paid, less any partial surrenders, is less than $2,000. Union Central will not cancel a Contract unless it first gives the Contract Owner at least 30 days' notice to pay an additional premium to prevent cancellation.

Premiums will be allocated among the thirteen Investment Options (the twelve subdivisions of the Variable Account and the Guaranteed Account) in accordance with the instructions of the Contract Owner, as specified in the application for the Contract or as subsequently changed by the Owner. Any portion of the premium, subject to a $10 minimum, may be allocated to these Investment Options. The allocation may be changed at any time, without charge, by notifying Union Central in writing.

Crediting of Accumulation Units

Premiums that are allocated to the Contract's Variable Account are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the amount allocated to each subdivision of the Variable Account by the Accumulation Unit value for the corresponding Subaccount of CA for the Valuation Period during which the premium is received. (In the case of the initial premium, units are credited when the application is accepted.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

Prior to the Maturity Date, the Accumulation Value equals the sum of the Variable Account and the Guaranteed Account credited to the Contract. The Variable Account is the sum of the value of all subdivisions of the Variable Account. The value in a subdivision equals the number of Accumulation Units credited to that subdivision times the value of the Accumulation Units for the corresponding Subaccount. For the value of the Guaranteed Account, see page 22.

Value of Accumulation Units

The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount of CA are valued separately.

A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
Day); and (ii) any day on which changes in the value of the Portfolio securities of the Funds will not materially affect the current net asset value of the shares of a Portfolio.

The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

The Net Investment Factor for each Subaccount for any Valuation
Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

(A)  is:
     (1) the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
     (2) the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
     (3) a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which Union Central determines to have resulted from the maintenance of the Subaccount (Union Central does not believe that currently any taxes are incurred by CA); and

(B)  is:
     (1) the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
     (2) the per share charge or credit for any taxes provided for during the immediately preceding valuation period;
 and

(C) is a factor representing the daily charges deducted from CA by Union Central for administrative expenses and assumption of the mortality and expense risks under the Contract. The factor is equal to 0.00004% for a one-day valuation period.

Transfers

Amounts may be transferred among subdivisions of a Contract's Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time prior to the Maturity Date. Prior to the Maturity Date, Contract Owners may transfer up to the greater of (1) 20% of the value of the Guaranteed Account (as of the first day of the Contract Year), or (2) $1,000 to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge. However, a transaction charge is imposed for each transfer in excess of that number, and is deducted from the Investment Option from which the transfer is made (or from the amount transferred, if the entire amount in any Investment Option is transferred). The transfer charge is currently $10 and may be increased, but it will never be more than $15.

If after a transfer the amount remaining in any Investment
Option is less than $25, then the entire amount will be transferred instead of the requested amount.

Transfer requests must be made pursuant to proper written or telephone instructions which specify in detail the requested changes. Transfers from subdivisions of the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which Union Central receives the transfer request.

After the Maturity Date, the Annuitant can change the reserve basis (contract reserves for the specific variable annuity contract involved) for the variable annuity payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for variable annuity payments will result in subsequent annuity payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

Telephone Transfers: To effect a telephone transfer, authorization must have been properly provided to Union Central in a telephone transfer authorization form. Such authorization must be on file at Union Central's Home Office before telephone transfer instructions will be honored by Union Central.

Telephone transfer instructions may be made by calling 1-800-456-9319 between 9:00 a.m. and 3:30 p.m. (Eastern Time
Zone) on days when Union Central is open for business. Each telephone exchange request must include a precise identification of the Contract and the Contract Owner's Personal Security Code. Union Central may accept telephone exchange requests from any person representing himself or herself to be the Contract Owner or any other person who properly identifies the correct Contract Number and Personal Security Code. Thus, Contract Owners risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither Union Central nor the Funds nor Carillon Investments, Inc., the principal underwriter of the Contracts, will be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Contract Owners will bear the risk of any such loss. Union Central will employ reasonable procedures to confirm that telephone instructions are genuine. If Union Central does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Contract Owners, and/or tape recording of telephone transfer request instructions received from Contract Owners. All or part of any telephone conversation relating to transfer instructions may be recorded by Union Central without prior disclosure.

Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. Allocations of future premium payments can only be changed by proper written request. (See "Premiums" on page 13.)

NOTE: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and will be processed pursuant to the terms and restrictions described in this "Transfers" section.

Additional information concerning this transfer privilege may be obtained from Union Central. Union Central reserves the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.

Special Transfers - Dollar Cost Averaging Union Central administers a Dollar Cost Averaging ("DCA") program that enables the Contract Owner to pre-authorize a periodic exercise of the right to transfer amounts among subdivisions of the Variable Account. Contract Owners entering into a DCA agreement instruct Union Central to transfer monthly (as of the first business day of the month) a predetermined dollar amount (a minimum of $100) from the Money Market subdivision to other subdivisions of the Variable Account until the amount in the Money Market subdivision is exhausted. A DCA agreement may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the next transfer date so that the transfer scheduled to take effect on such date can be cancelled.

Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect a Contract Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

Contract Owners interested in the DCA program may elect to participate in this program by separate application.

Portfolio Rebalancing Plan

Union Central administers a Portfolio Rebalancing Plan that enables Contract Owners with a minimum balance of $5,000 in the Variable Account to indicate to Union Central the percentage levels he or she would like to maintain among the subdivisions of the Variable Account. On a calendar-year quarterly, semi-annual or annual basis as selected by the Contract Owner, Union Central will automatically rebalance the subdivisions of the Contract Owner's Variable Account to maintain the indicated percentages by transfers among the subdivisions. (The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account.) The entire value of the subdivisions of the Variable Account must be included in the Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, Interest Sweep Plan (see below), or other transfers or withdrawals may not work in concert with the Portfolio Rebalancing Plan. Therefore, Contract Owners should monitor their use of these other programs and any other transfers or withdrawals while the Portfolio Rebalancing Plan is being used.

The Portfolio Rebalancing Plan may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the date of the next rebalancing.

Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect a Contract
Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

Union Central reserves the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Contract Owners may elect to participate in this program by separate application.



Interest Sweep

Contract Owners with a minimum balance of $5,000 in the Guaranteed Account may elect to have the interest credited to the Guaranteed Account periodically transferred (or "swept") into specified subdivisions of the Variable Account. The sweep may be done on a quarterly, semi-annual or annual basis.

The Interest Sweep Plan may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the date of the next periodic sweep.

Transfers made pursuant to the Interest Sweep Plan are not subject to a transfer charge and do not affect a Contract
Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

Union Central reserves the right to alter the terms or suspend or eliminate the availability of the Interest Sweep Plan at any time.

Contract Owners may elect to participate in this program by separate application.



Surrenders

The Contract Owner may make cash withdrawals (surrenders) of all or part of the Accumulation Value at any time prior to the earlier of the death of the Annuitant or the Maturity Date (subject to any restrictions imposed in connection with a particular retirement plan). Surrender requests must be made pursuant to proper written instructions. Surrenders cannot be made by telephone. The amount available is the Accumulation Value at the end of the valuation period during which Union Central receives the written request, less any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request (see "Miscellaneous Contract Provisions" in the Statement of Additional Information). For surrenders from the Guaranteed Account, see page 23. For restrictions applicable to certain surrenders under Contracts issued in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code, see "Qualified Plans," page 25.

The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If after the surrender (and deduction of the surrender charge, if any) the amount remaining in the Investment Option would be less than $25, then the request will be considered to be a request for surrender of the entire amount held in the Investment Option. If a partial surrender plus any surrender charge would reduce the Accumulation Value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire Accumulation Value, less any charges, will be paid out.

Under certain circumstances, surrenders will be subject to the surrender charge set forth below under "Surrender
Charge" at page 18. Surrenders of Contracts may be subject to a 10% tax penalty (see "Federal Tax Matters" in the Statement of
Additional Information).

The full administration fee will also be deducted at the time of total surrender regardless of the date of surrender. For total surrenders, any surrender charge and administration fee will be deducted from the amount paid.

Partial surrenders will be implemented by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. The Contract Owner should designate the Investment Option from which the surrender should be made. If no designation is made, the requested amount will be withdrawn from each Investment Option in the same proportion that the interest therein bears to the Accumulation Value. The surrender charge, if any, will be deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Variable Account (and because there are certain charges), the total amount paid upon total surrender of the Contract (including any prior surrenders) may be more or less than the total premiums paid.

Personal Income Plan

Union Central administers a Personal Income Plan ("PIP") that enables a Contract Owner to pre-authorize a periodic exercise of the contractual surrender rights described above. Contract Owners entering into a PIP agreement instruct Union Central to withdraw a level dollar amount or percentage of the Accumulation Value on a monthly, quarterly, semi-annual or annual basis. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of the Contract Owner's Accumulation Value (in the initial year, as of the date the PIP agreement is approved by Union Central; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable (see "Surrender Charge" at page 18.) PIP surrenders may also be subject to the 10% federal tax on early withdrawals (see "Federal Tax Matters" in the Statement of Additional Information).


                     CHARGES AND OTHER DEDUCTIONS

Administration Fee

Prior to the Maturity Date, an annual administration fee of $30 will be deducted from the Accumulation Value as partial reimbursement for actual expenses related to the administration of each Contract and the Variable Account. The annual administration fee will be waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of that Contract Year. Union Central guarantees that the amount of this fee will not increase over the life of the Contract. This annual administration fee is not deducted after the Maturity Date.

The annual administration fee will be deducted on the last day of each Contract Year. The fee will be deducted pro rata from all Investment Options in the same proportion that the Contract Owner's interest in each bears to the total Accumulation Value. The full administration fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the annual administration fee will also be waived if the Accumulation Value of the Contract is $25,000 or more on the date of surrender.

There will also be a deduction, on a daily basis, at an annual rate of 0.25% of the assets of the Variable Account to help defray the expenses of administering CA and the Contract. This deduction also is guaranteed not to increase over the life of the Contract. Because this fee is a percentage of assets, rather than a flat amount, larger contracts will, in effect, pay a higher proportion of the total administrative expenses of CA than smaller contracts. The deduction for 1996 was $538,608.

Administrative expenses include expenses incurred in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and Contract changes, calculating Accumulation Unit and Annuity Unit values, reporting and other communications to Owners and other similar expense and overhead costs.

Mortality and Expense Risk Charge

A Mortality and Expense Risk Charge will be deducted daily at a rate equal, on an annual basis, to 1.2% of each Contract's Variable Account. THIS CHARGE MAY INCREASE BUT UNION CENTRAL GUARANTEES THAT IT WILL NEVER BE MORE THAN 1.7%. Although Union Central does not believe it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is .8% for mortality risk and .4% for expense risk.

The mortality risk arises from Union Central's guarantees to make annuity payments in accordance with the annuity tables, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from Union Central's guarantee to pay death benefits equal to the total of all premiums paid under the Contract, with adjustments for any partial surrenders (including surrender charges), should an Annuitant die before the Maturity Date. Union Central's expense risk arises from the possibility that the amounts realized from the administration fee and surrender charge (which are guaranteed not to increase) will be insufficient to cover actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from Union Central's general corporate funds, including amounts derived from the Mortality and Expense Risk Charge.

If amounts derived from the Mortality and Expense Risk Charge are insufficient to cover mortality costs and excess expenses, Union Central will bear the loss. If the charge is more than sufficient, Union Central will retain the balance as profit. Union Central currently expects a profit from this charge. The Mortality and Expense Risk Charge for 1996 was $2,629,642.

Surrender Charge (Contingent Deferred Sales Charge)

The Accumulation Value may, as explained above, be withdrawn in whole or in part by totally or partially surrendering the Contract, at any time before the earlier of the Maturity Date or the Annuitant's death. However, if a surrender takes place in the first eight Contract Years, then a surrender charge will be imposed on the amount withdrawn as shown below:

 Contract Year  1   2   3   4   5   6   7  8    Thereafter
 ---------------------------------------------------------
               7%  7%  6%  5%  4%  3%  2%  1%     0%

Notwithstanding the charges described above, partial surrenders totaling not more than 10% of the Accumulation Value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, PIP surrenders (see "Personal Income Plan" at page
17) in a Contract Year totaling not more than 10% of the Accumulation Value (in the initial year, as of the date the PIP agreement is approved by Union Central; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.


Terminal Illness/Confinement

Also, where permitted by state law, the surrender charge will be waived upon a full surrender or one or more partial surrenders in the event of (1) or (2) below:

  (1) The Contract Owner becomes confined in a qualified institution for a period of at least 30 consecutive days after the later of the issue date of the Contract ("Contract Date") or May 1, 1993, subject to the following:

     (a) The Owner must be a natural person (not a Trust, Corporation, or other legal entity).

     (b) The Owner must have been an Owner of the Contract continuously since the Contract Date.

     (c) The Owner was not confined in a qualified institution at any time during the 60 day period just prior to the later of the Contract Date or May 1, 1993.

     (d) Union Central receives a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.

     (e) A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:

       (i)   medical treatment is available on a daily basis;
and
       (ii)  daily medical records are kept for each patient.

  (2) The Contract Owner acquires a terminal illness after the later of the Contract Date or May 1, 1993, subject to the following:

     (a) The Owner must be a natural person (not a Trust, Corporation, or other legal entity).

     (b) The Owner must have been an Owner of the Contract continuously since the Contract Date.

     (c)  The Owner has less than 12 months to live.

     (d) Union Central must receive a written request for full or partial surrender together with a certificate from the Owner's attending physician stating the Owner's life expectancy and any other proof Union Central may require.

     (e) "Physician" means a medical doctor licensed in the United States who:

       (i)   is operating within the scope of that license; and
       (ii)  is not the Owner and is not related to the Owner.

The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums.

The surrender charge may be reduced in certain instances where a large number of Contracts are issued in connection with a single sale. For example, the charge may be reduced where a Corporate Pension Plan funded by the Contracts results in the issuance of a number of Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser, and will be based on reduced selling and other expenses.

The surrender charge may be modified for Contracts where the initial premium is a result of a transfer to or from(i) another Contract owned by the employer or another person for the benefit of the Contract Owner in connection with an employee benefit plan, (ii) a Certificate (account) under certain Union Central Group Retirement Annuity Contracts, or (iii) certain Union Central Life Insurance Policies or Annuity Contracts. In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a Contract where such amount is forfeited by an employee under the terms of an employee benefit plan and credited to another Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

  Surrender charges on partial surrenders will be deducted pro rata from the value remaining in the Investment Option or Options from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charges on a total surrender of a Contract will be deducted from the amount paid.

  The amounts obtained from the surrender charge will be used to offset the distribution fee paid Carillon Investments.
See page 25.

  The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. Any shortfall will be paid by Union Central out of its general surplus, which may include profits derived from the mortality and expense risk charge.

  Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Tax Matters, page 23.

Premium Taxes

  Union Central will, where such taxes are imposed by state law, deduct premium taxes or other taxes relative to the Contract (collectively referred to as "premium taxes") when incurred, which could be (1) at the Maturity Date, (2) when a total surrender occurs, or (3) when premiums are paid. If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that the Contract Owner's interest in the Investment Option bears to the total Accumulation Value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as the Contract Owner's state of residency and the insurance laws and status of Union Central in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Fund Expenses

  There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund
Prospectuses.


                      BENEFITS UNDER THE CONTRACT

Death Benefits

  If the Annuitant is the Owner and dies prior to the Maturity Date, or if the Annuitant dies prior to the Maturity Date while the Owner is living, then a death benefit will be paid to the designated Beneficiary. The death benefit will be the greater of: (a) the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charges associated with those partial withdrawals; or (b) the Accumulation Value on the date Union Central receives Due
Proof of Death. This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of CA.

  If the Owner is not the Annuitant and the Owner dies before the Maturity Date and while the Annuitant is living, Union Central will pay the Accumulation Value (measured as of the date Union Central receives Due Proof of Death) to the Owner's estate or to a successor owner. Notwithstanding the foregoing sentence to the contrary, if the Owner's spouse is the designated beneficiary under the Contract, such spouse will become the Owner of the Contract and no distribution will be required as a result of the death of the original Owner.

  If the Annuitant dies after the Maturity Date, Union Central will provide the death benefit, if any, contained in the particular Annuity Option elected. See page 20.

Annuity Payments

  Maturity Date The Contract Owner specifies a Maturity Date in the application, which is the day that annuity payments will commence under the Contract. The Contract Owner may change the Maturity Date at any time, provided written notice of the change is received by Union Central at least 30 days before the previously specified Maturity Date. The Maturity Date must be:
(a) at least a month after the Contract Date; (b) the first day of a calendar month; and (c) no later than the Annuitant's 95th (85th in New York and Pennsylvania) birthday (particular retirement plans may impose additional limitations).

  Type of Income Payments A Contract Owner may specify any proportion of the Accumulation Value (less premium taxes, if any) to be applied to a Variable Annuity or a Fixed Annuity. Variable Annuity payments will vary in accordance with the investment experience of the Subaccount selected by the Contract Owner.

  At least 30 days before the Maturity Date, the Contract Owner must select how the Accumulation Value will be used to provide the monthly annuity payments. If no selection is made, Union Central will provide a Fixed Annuity with the proceeds of the Guaranteed Account and a Variable Annuity with the proceeds of the Variable Account. The first Variable Annuity payment will be based on the allocation of the Variable Account among the subdivisions.

  If a Variable Annuity is selected, the amount of the first monthly income payment will be obtained from the appropriate
Option Table in the Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

  Amount of Variable Annuity Payments The amount of Variable Annuity payments will depend not only upon the investment experience of the Subaccount selected by the Contract Owner, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the Annuity Option chosen. Union Central guarantees that the annuity payments (1) will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and (2) will not be affected by the actual amount of expenses incurred by Union Central in administering the Contract.

  Since Variable Annuity payments will vary in accordance with the investment results of the Subaccounts, the amount of the Variable Annuity payments cannot be predetermined.

  If the total Accumulation Value to be applied to an Annuity Option is less than $5,000 ($2,000 in Massachusetts and New York), Union Central will have the option of paying the Accumulation Value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the Annuity Option selected is less than $50 ($20 in New York), Union Central may change the payment frequency of annuity payments to quarterly, semiannually or annually.

  Annuity Options The Contract Owner may elect a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity.
All of the Annuity Options listed below (except the Alternate
Annuity Option) are available as either Fixed or Variable
Annuities.

  Up to 30 days before the Maturity Date, the Contract Owner may change the Annuity Option. If an Annuity Option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity payments begin. The Annuity Options include:

  Option 1: Life Annuity (a) Nonrefund. Union Central will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this Option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

  (b) 5-Years Certain. Union Central will make payments for at least five years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

  (c) 10-Years Certain. Union Central will make payments for at least 10 years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless the Contract Owner selects a different option.)

  (d) Installment Refund. Union Central will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this Installment Refund Option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

  Option 2: Joint and Survivor Life Annuity (a) Joint and Survivor Nonrefund. Union Central will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant.
It is possible under this option that only one monthly annuity payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

  (b) Joint and Survivor with 10-Year Certain. Union Central will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

  Instead of the settlement in accordance with the Annuity Options described above, Contract Owners may choose an alternate type of Fixed Annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities being issued by Union Central on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

  If the Annuitant dies on or after the Maturity Date, but before annuity payments have been made for a guaranteed period, if any, Union Central will continue payments to the beneficiary until the rest of the guaranteed payments have been made. If no beneficiary is living, Union Central will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the Annuity Option Table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.

                        THE GUARANTEED ACCOUNT

  Premiums allocated to the Guaranteed Account and transfers to the Guaranteed Account become part of the general assets of Union Central, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is Union Central registered as an investment company under the Investment Company Act of 1940 ("1940 Act "). Accordingly, neither Union Central nor any interests in its general assets generally are subject to the provisions of the 1933 or 1940 Acts and it is understood that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion of the Contract. Disclosures regarding the fixed portion of the Contract and Union Central, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For complete details regarding the fixed portion, see the Contract itself.

General Description

  The Guaranteed Account is the value of the Contract that is part of the general assets of Union Central, other than those allocated to separate investment accounts such as CA. Contract Owners may elect to allocate all or part of their premiums to the Guaranteed Account, and they may also transfer values from the Variable Account to the Guaranteed
Account. Union Central bears the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas the Contract Owners bear the investment risk for amounts allocated or transferred to the Variable Account. Union
Central has sole discretion to invest its general assets, including assets funding the Guaranteed Account, subject to applicable law.

Guaranteed Account Accumulations

  Union Central guarantees that it will credit interest to the Guaranteed Account at an effective rate of at least 4.0% per year (compounded annually). Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed
Account at such increased rates and in such a manner as Union Central may determine. ANY INTEREST CREDITED TO THE GUARANTEED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED RATE OF 4.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF UNION CENTRAL.

  Union Central guarantees that, at any time prior to the Maturity Date, the Guaranteed Account of the Contract will be at least equal to:

  (1)  the total of all net premiums allocated to the Guaranteed
Account; plus

  (2)  the total of all amounts transferred to the Guaranteed
Account from the Variable Account; minus

  (3)  the total of all amounts transferred from the Guaranteed
Account to the Variable Account (including the transfer fee);
minus

  (4) the total of all administration fees attributable to the Guaranteed Account; minus

  (5)  the total of all partial surrenders from the Guaranteed
Account (including any surrender charges); plus

  (6) interest at the guaranteed annual effective interest rate of 4.0%.

Fixed Annuity Payments

  A fixed annuity is an annuity with payments that have a dollar amount that is fixed and guaranteed by the insurance company issuing the Contract. The amount of the annuity payments will be determined by applying the Guaranteed Account to rates at least as favorable as those in the applicable annuity option table in accordance with the Annuity Option elected. This will be done at the Maturity Date. The annuity option tables contained in the Contract are based on a 4.0% interest rate.

  Union Central guarantees the amount of fixed annuity payments.
The payment depends only on the annuity option elected, the age
(and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

Surrenders

  The Contract Owner may surrender all or part of the Guaranteed Account value at any time prior to the Maturity Date or the death of the Annuitant. Union Central intends to pay surrender requests upon receipt but reserves the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 16.


Transfers

Amounts may be transferred among subdivisions of a Contract's Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time prior to the Maturity Date. Prior to the Maturity Date, Contract Owners may transfer up to the greater of (1) 20% of the value of the Guaranteed Account (as of the first day of the Contract Year), or (2) $1,000 to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the investment option. No transfers may be made with respect to fixed annuity payments.


                            GENERAL MATTERS

Designation of Beneficiary

The Beneficiary is the person designated as such in the application and is the person or persons to whom benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, the Contract Owner may change the Beneficiary while the Annuitant is living by providing Union Central with written notice. Any change will be effective at the time it is signed by the Contract Owner, whether or not the Annuitant is living when the change is received by Union Central. Union Central will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

20-Day Right to Examine Contract

If a Contract Owner is not satisfied with the Contract, it may be voided by returning it to Union Central or the agent of Union
Central from which it was purchased within 20 days of receipt.
The Contract Owner will then receive a full refund of any premium paid or in certain states the Accumulation Value.

Contract Owner's Inquiry

Contract Owners may make inquiries concerning their contracts by calling Union Central at (513) 595-2728, or writing
c/o Annuity Administration, P.O. Box 40888, Cincinnati, Ohio
45240.


                          FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. This discussion is based upon Union Central's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be used in connection with retirement plans that are qualified for special tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended ("Code"). The ultimate effect of federal income taxes on the Accumulation Value, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned, on Union Central's tax status, and on other factors. Any person concerned about these tax implications should consult a competent tax adviser.

Tax Status of Contracts

The following discussion assumes that the Contracts will be treated as annuities under Section 72 of the Internal
Revenue Code.

Union Central believes that an annuity owner generally is not taxed on increases in the value of a Contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., "surrenders") or as annuity payments under the annuity option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Owner's cash value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump-sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the cash value (and in the case of a Qualified Contract, any portion of an interest in the qualified employer plan) generally will be treated as a distribution.

The following discussion applies generally to Contracts owned by natural persons.

In the case of a surrender under Qualified Contracts, amounts received are treated as taxable income to the extent that they exceed the "investment in the contract." Any additional amount withdrawn is not taxable. The "investment in a contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a contract which is not excluded from the individual's gross income. For contracts issued in connection with tax-qualified plans, the "investment in the contract" can be zero. A special rule may apply to surrenders under Qualified Contracts with respect to the "investment in the contract" as of December 31, 1986. In the case of a surrender under Nonqualified Contracts, amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. For purposes of determining amounts treated as taxable income, all annuity contracts issued by the same company to the same person during any calendar year are treated as a single contract.

The recipient of an annuity payment under the Contract is generally taxed on the portion of such payment that exceeds the "investment in the contract." For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed until the investment in the Contract is recovered. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the Contract until the investment in the Contract is recovered; the remainder of each payment is taxable. Once the investment in the Contract is recovered, the entire amount of each payment is taxable.

For Nonqualified Contracts, there may be imposed a penalty tax on surrenders equal to 10% of the amount treated as taxable income. In general, there is no penalty tax on surrenders (1) made on or after age 59-1/2, (2) made as a result of death or disability, or (3) received in substantially equal installments as a life annuity. For some Qualified Contracts, there may be imposed a penalty tax on certain surrenders.

A transfer of ownership of a Contract, or designation of an annuitant or other beneficiary who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Withholding for federal income taxes on annuity payments is required unless the recipient elects not to have any such amounts withheld and properly notifies Union Central of that election. Failure to provide your taxpayer identification number will automatically subject any payments under the Contract to withholding.

Qualified Plans

The Contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract.

  (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees, directly or through voluntary salary reductions, are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In addition, effective January 1, 1989, cash distributions from a Section 403(b) annuity may not begin before the employee attains age 59-1/2, separates from his or her employer's service, dies or becomes disabled, except that cash distributions limited to the amount of premiums may be paid in the event of the employee's hardship. These restrictions apply to distributions attributable to contributions made after December 31, 1988 pursuant to a salary reduction agreement, earnings on those contributions, and earnings on amounts attributable to contributions held as of December 31, 1988 and made pursuant to a salary reduction agreement.

  (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

  (c) Corporate Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

  (d) H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish tax-qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates, and nonforfeitability of interests. In order to establish such a plan, a plan document, usually in a form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

  (e)  State and Local Government Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, certain tax-exempt organizations, political subdivisions, agencies, instrumentalities and certain affiliates of such entities which enjoy special treatment. The Contracts can be used with such plans.


   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered.


                     DISTRIBUTION OF THE CONTRACTS

Carillon Investments, Inc. (a wholly-owned subsidiary of Union Central whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Union Central will pay Carillon Investments, Inc., an amount not in excess of 5% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-dealers who distribute the Contracts. In those cases where the surrender charges are reduced (see page 19), the amount paid to Carillon Investments will be less than 5% of premiums.


                             VOTING RIGHTS

To the extent required by law, the Portfolio shares held by CA will be voted by Union Central at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of CA. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Union Central determines that it is allowed to vote the Portfolio shares in its own right, Union Central may elect to do so.

The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. Prior to the Maturity Date, the number of votes for which a Contract Owner has a right to give instructions will be determined by dividing the Accumulation Value attributable to a subdivision by the net asset value per share of the corresponding Portfolio. After the Maturity Date, the Annuitant has the voting interest. The number of votes after the Maturity Date will be determined by dividing the reserve for such Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. After the Maturity Date, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to such meeting in accordance with procedures established by Union Central. Fund shares held in CA as to which no timely instructions are received will be voted or not voted by Union Central in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Carillon Fund has adopted an amendment to its By-laws providing that unless otherwise required by the Investment Company Act of 1940, Carillon Fund shall not be required to hold an annual meeting of shareholders unless the Board of Directors determines to hold an annual meeting. Carillon Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

Scudder Fund, which was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust," does not intend to hold annual meetings. However, shareholders of Scudder Fund have certain rights, as set forth in the Declaration of Trust of Scudder Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees.

American Century Fund was organized as a Maryland corporation. An insurance company issuing a variable contract invested in shares issued by the American Century Fund will request voting instructions from Contract Owners and will vote shares in proportion to the voting instructions received.

MFS Fund was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust." It does not intend to hold annual shareholder meetings.

Templeton Fund was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust." Massachusetts business trust law does not require the Trust to hold annual shareholder meetings.

                         FINANCIAL STATEMENTS

Financial statements of CA and Union Central are included in the SAI which may be obtained without charge by writing Union
Central at: address - P.O. Box 40409, Cincinnati, Ohio
45240-0409; telephone - 1-800-999-1840.

                              APPENDIX A

                       IRA DISCLOSURE STATEMENT


This statement is designed to help you understand the requirements, as they exist for tax years beginning on and after 1-1-97, of federal tax law which apply to your Individual Retirement Annuity (IRA), your Simplified Employee Pension IRA (SEP-IRA for employer contributions), or to one purchased by your spouse (see Spousal IRAs below). You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

Seven-day Review Period

You have seven days after you sign your application to review this statement and the Prospectus without obligation. If you notify Union Central or your sales representative either orally or in writing within the seven-day period that you want to revoke your application, your entire purchase payment will be refunded to you. The address and telephone number of Union Central are as follows:

     The Union Central Life Insurance Company
     P.O. Box 40888
     Cincinnati, Ohio 45240
     Telephone: (513) 595-2728 8:15 a.m.-4:30 p.m.
                               (Eastern Time Zone)

Eligibility Requirements

If neither you, nor your spouse, is an active participant (see
A. below) you may make a contribution of up to the lesser of $2,000 or 100% of compensation and take a deduction for the entire amount contributed. If you or your spouse is an active participant but have a combined adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution. If, however, you or your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is scaled down and eventually eliminated.

A. Active Participant

You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary-reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a simplified employee pension plan (SEP), a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as (1) an Armed Forces Reservist, for less than 90 days of active service; or (2) a volunteer firefighter covered for firefighting service by a government plan, which will not provide more than $1,800 per year at age 65. Of course, if you are covered in any other plan, these exceptions do not apply.

If your spouse is an active participant, by employing similar rules as above to this or her situation, you will also be treated as an active participant, unless you file separately and do not live together at any time during the tax year.

B. Adjusted Gross Income (AGI)

If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, your Threshold Level is $25,000. The Threshold Level if you are married and file a joint tax return is $40,000, and if you are married but file a separate tax return, the Threshold Level is $0. If you are married but file separately and you live apart from your spouse for the entire year, the IRS will treat you as not being married for purposes of active participant status and the Threshold Level. Thus, your Threshold Level is $25,000.

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI--Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000. You can estimate your Deduction Limit or calculate it as follows:

$10,000 - Excess AGI X Maximum Allowable Deduction = Deduction
--------------------                                   Limit
      $10,000

You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,524, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

Deductible Contributions

If you satisfy the eligibility requirements described above, contributions to your IRA will be deductible up to the deduction limit whether or not you itemize deductions on your federal income tax return. IRA or SEP-IRA contributions must be made by no later than the time you file your income tax return for that year (i.e., April 15 if you are a calendar-year taxpayer) with no extensions.

Under certain circumstances an employee may elect to have the employer make up to $7,000 ($9,500 in 1997 as adjusted for inflation) in salary-reduction contributions to a SEP. Under a SEP-IRA agreement, the maximum annual contribution which your employer may make to a SEP-IRA contract is 15% of your compensation. For plan years after 1993, compensation is limited to $150,000. ($160,000 in 1997 as adjusted for inflation.) Employer contributions to a SEP-IRA are excludable from the employee's gross income rather than deductible.

If you or your employer should contribute more than the maximum contribution amount of your IRA or SEP-IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

No contribution may be made to your IRA during or after the tax year in which you attain age70-1/2.

Nondeductible Contributions

Even if you are above the threshold level and thus may not make a deductible contribution of $2,000, you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA. The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS by including form 8606 as a part of your tax return for the year. There is a $50 penalty for failure to file Form 8606, entitled Nondeductible IRA Contributions, IRA Basis, and Nontaxable IRA Distributions.

You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

Spousal IRAs

Your spouse may make a deductible contribution to a spousal IRA if he or she files a joint tax return with you and his or her gross income (if any) for the taxable year is less than yours. The maximum amount allowable as a deduction to the spousal IRA is limited to the lesser of (a) $2,000, and (b) the total of both spouses' gross income reduced by the amount allowed as deduction for your own IRA. This means that the total contributions that can be made to both IRAs can be as much as $4,000 for the taxable year.

You may not make a contribution to your IRA for any tax year during which and after you attain age 70-1/2. Your spouse, however, may make contributions to his or her spousal IRA until the tax year in which he or she reaches age 70-1/2 if the other conditions mentioned in the previous paragraph are met.

The amount which your spouse may deduct for a spousal IRA is limited by application of the same rules for active participation as described in "Eligibility Requirements," above.

Rollover Contributions

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP-IRA and reinvest it in another IRA. Withdrawals may also be made from other IRAs and contributed to this IRA. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax deduction for the amount of any rollover contribution. A direct transfer of funds from one IRA to another IRA is permitted. Such direct transfers are not limited to one per year.

A similar type of rollover can be made with the proceeds of a qualified distribution from a qualified retirement plan (including TDA and HR-10 plans). Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later rollover such a contribution to another qualified retirement plan as long as you have not mixed it with IRA or SEP-
IRA contributions.

Premature Distributions

At no time can interest in your IRA or SEP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEP-IRA as a security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP-
IRA to anyone. Use of an IRA or SEP-IRA as security or assignment of it to another will invalidate the entire annuity. The portion attributable to your deductible contributions and all earnings will be includable in your income in the year it is invalidated and will be subject to a 10% penalty if you are not at least age 59-1/2 or totally disabled, or if you do not meet certain other limited exceptions. (You may, however, assign your IRA or SEP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA or SEP-IRA. In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn which is attributable to your deductible contributions and all earnings will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled, or if you do not meet certain other limited exceptions. In addition, the 10% penalty does not apply to an amount equal to medical expenses in excess of 7.5% of your Adjusted Gross Income (AGI), nor does it apply to amounts withdrawn to pay for medical expenses for you and your spouse and dependents if you have separated from employment and received unemployment compensation for at least 12 consecutive weeks, and the withdrawal is made in the year unemployment compensation is received or in the following year.

The 10% penalty tax does not apply to the distribution of excess contributions if you receive such distribution on or before the due date (including extensions of time) for filing your tax return, you did not deduct such excess contribution, and you also received the net income attributable to such excess contribution. However, the net income must be reported and may be subject to the 10% penalty tax. Unless you are 59-1/2, totally disabled, or meet the limited exceptions mentioned in the previous paragraph, a 10% penalty tax will be imposed on the part of an excess contribution greater than $2,000 which is withdrawn after your tax filing date.

There is no 10% penalty if the IRA distributions are in substantially equal amounts (at least annually) over your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary.

Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

Remaining Nondeductible     Total Distributions =  Nontaxable
Contribution             X     (for the year)      Distribution
-----------------------                           (for the year)
Year-end total IRA
 account balances

To compute the year-end total IRA account balance you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as SEP-IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Distributions

A. Inadequate or Underdistributions 50% Tax

Your IRA or SEP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either receive a lump-sum distribution of your IRA or start to receive distribution payments by the April 1 following the end of the calendar year in which you attain age 70-1/2. If you elect other than a lump-sum distribution, the distribution must begin not later than the commencement date previously stated, and for each succeeding year a distribution must be made on or before December 31. If the payments are not sufficient to meet the requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

B. Distribution Forms

By the required beginning date, you may elect to have the balance in the account disbursed in one of the following forms:

     (1)  a single sum payment;
     (2)  equal or substantially equal payments over your life;
     (3) equal or substantially equal payments over the lives of you and your designated beneficiary;
     (4) equal or substantially equal payments over a specified period that may not be longer than your life expectancy; or
     (5) equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of you and your designated beneficiary.

C. Death Benefits

If you die before your entire interest is distributed, the entire remaining interest will be disbursed as follows:

     (1) If you die on or after disbursements have begun under B., the entire remaining interest must be disbursed at least as rapidly as provided under B.

     (2) If you die before disbursements have begun under B., the entire remaining interest must be disbursed as elected by you or, if you have nor no elected, as elected by the beneficiary or beneficiaries, as follows:

          (i) by December 31st of the year containing the fifth anniversary of your death; or

          (ii) in equal or substantially equal payments over the life of life expectancy of the designated beneficiary or beneficiaries starting by December 31st of the year following the year of your death. If, however, the beneficiary is your surviving spouse, then this disbursement is not required to begin before December 31st of the year in which you would have turned 70-1/2.

Unless otherwise elected by you prior to the commencement of disbursements under B. or, if applicable, by the surviving spouse where you die before disbursements have commenced, life expectancies of you or spouse beneficiary shall be recalculated annually for purposes of disbursements under B. and C. An election not to recalculate shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary shall not be recalculated.

Prototype Status

The Internal Revenue Service reviewed the format of your IRA, and issued an opinion letter on May 19, 1986, to The Union
Central Life Insurance Company stating that your IRA qualifies as a prototype IRA.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for distribution underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

             CARILLON FUND, INC.
--------------------------------------------------

     Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its four separate Portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

     The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

     The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

     There can be no assurance that any Portfolio will achieve its objectives.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1997, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              May 1, 1997

UCCF 514 4-97

                             CARILLON FUND, INC.

                           TABLE OF CONTENTS

                                                      Page
The Fund . . . . . . . . . . . . . . . . . . . . . .   2

Annual Fund Operating Expenses . . . . . . . . . . .   3

Financial Highlights . . . . . . . . . . . . . . . .   4

Investment Objectives and Policies . . . . . . . . .   7
     Equity Portfolio. . . . . . . . . . . . . . . .   7
     Bond Portfolio. . . . . . . . . . . . . . . . .   7
     Capital Portfolio . . . . . . . . . . . . . . .   8
     S&P 500 Index Portfolio . . . . . . . . . . . .   9
     Principal Risk Factors. . . . . . . . . . . . .  10
     Investment in Foreign Securities. . . . . . . .  11
     Foreign Currency Transactions . . . . . . . . .  12
     Repurchase Agreements . . . . . . . . . . . . .  12
     Reverse Repurchase Agreements . . . . . . . . .  12
     Futures Contracts and
       Options on Futures Contracts. . . . . . . . .  12
     Options . . . . . . . . . . . . . . . . . . . .  13
     Options on Securities Indices . . . . . . . . .  14
     Collateralized Mortgage Obligations . . . . . .  14
     Lending Portfolio Securities. . . . . . . . . .  14
     Other Information . . . . . . . . . . . . . . .  14
The Fund and Its Management. . . . . . . . . . . . .  14
     Investment Adviser. . . . . . . . . . . . . . .  15
     Advisory Fee. . . . . . . . . . . . . . . . . .  15
     Expenses. . . . . . . . . . . . . . . . . . . .  15
     Capital Stock . . . . . . . . . . . . . . . . .  16
Purchase and Redemption of Shares. . . . . . . . . .  16

Dividends and Distributions. . . . . . . . . . . . .  16

Taxes. . . . . . . . . . . . . . . . . . . . . . . .  17

Custodian, Transfer and
     Dividend Disbursing Agent . . . . . . . . . . .  17

Appendix
     Bond and Commercial Paper Ratings . . . . . . .  18


                               THE FUND


     Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company.
The Fund has four Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

     Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

     To the extent that the shares of the Fund's four Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached Prospectus for the Union Central contract for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.



                    ANNUAL FUND OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)

                                                                 S&P 500
                               Equity      Bond      Capital      Index
                             Portfolio   Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------
  Management Fees             .57%        .48%        .68%       .29%
  Other Expenses              .07%        .14%        .09%       .30%*

Total Operating Expenses      .64%        .62%        .77%       .59%*

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.+

                               1 Year   3 Years   5 Years    10 Years
---------------------------------------------------------------------
Equity Portfolio               $7       $21       $36        $80

Bond Portfolio                 $6       $20       $35        $78

Capital Portfolio              $8       $25       $43        $96

S&P 500 Index Portfolio        $6       $19       $33        $74


       The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

       This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.

---------------
*  Total Operating Expenses in excess of .60% for that Portfolio are paid by the investment adviser.
+  The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or
future return of the Fund.

                      FINANCIAL HIGHLIGHTS

The financial information in the tables which follow (pages 4-6), insofar as it pertains to each of the five years in the period ended December 31, 1996, have been audited in conjunction with the annual audit of the financial statements of the Fund . The financial statements for the year ended December 31, 1996, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP.
The financial statements for the three years ended December 31, 1994 have been audited by another independent accountant, whose reports expressed unqualified opinions on those statements.
These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)


                                Equity Portfolio

                              Year ended December 31,


                            1996       1995      1994      1993      1992
                            ---------------------------------------------
Net Asset Value,
 Beginning of year          $16.54     $14.30    $14.58    $13.74    $12.60

Investment Activities:
 Net investment income         .29        .24       .20       .16       .19
 Net realized and
  unrealized gains
 (losses)                     3.61       3.36       .31      1.69      1.27
                            ------     ------    ------    ------    ------
Total from Investment
 Operations                   3.90       3.60       .51      1.85      1.46

Distributions:
 Net investment income        (.27)      (.23)     (.19)     (.16)     (.19)
 Net realized gains           (.72)     (1.13)     (.60)     (.85)     (.13)
                            ------     ------    ------    ------    ------
Total Distributions           (.99)     (1.36)     (.79)    (1.01)     (.32)

Net Asset Value,
 End of year                $19.45     $16.54    $14.30    $14.58    $13.74
                            ======     ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return <F2>          24.52%      26.96%     3.42%    14.11%    11.78%

 Ratio of Expenses to
   Average Net Assets         .64%        .66%      .69%      .70%      .72%

 Ratio of Net Investment
   Income to
   Average Net Assets        1.66%       1.73%     1.45%     1.18%     1.47%
Portfolio
   Turnover Rate            52.53%      34.33%    40.33%    37.93%    46.75%

Average Commission
Rate Paid                   $.0628<F3>

Net Assets,
End of Period
 (in thousands)             $288,124   $219,563  $157,696  $138,239  $102,306

                                       Year Ended December 31,
                            1991      1990      1989      1988      1987
                            --------------------------------------------
Net Asset Value,
 Beginning of year          $ 8.81    $10.79    $10.88    $ 8.57    $ 9.62

Investment Activities:
 Net investment income      .20<F1>    .28<F1>     .58       .38       .34
 Net realized and
  unrealized gains (losses)  3.79      (1.91)      .69      2.33      (.22)
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                  3.99      (1.63)     1.27      3.71       .12

Distributions:
 Net investment income       (.20)      (.31)     (.59)     (.34)     (.35)
 Net realized gains           --        (.04)     (.77)     (.06)     (.82)
                            ------    ------    ------    ------    ------
Total Distributions          (.20)      (.35)    (1.36)     (.40)    (1.17)

Net Asset Value,
 End of year                $12.60    $ 8.81    $10.79    $10.88    $ 8.57
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return<F2>           45.55%     (15.45%)   11.79%    31.79%      .85%

 Ratio of Expenses to
  Average Net Assets           .75%    .82%<F1>    .95%      .95%      .97%

 Ratio of Net Investment
  Income to Average
   Net Assets               1.79%<F1> 2.98%<F1>   5.34%     3.74%     3.30%

 Portfolio Turnover Rate    55.17%     99.90%    61.49%    57.98%    70.17%

Net Assets, End of Period
 (in thousands)             $79,352   $52,514   $56,194   $37,723   $28,915


<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.
<F2>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>
Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.


                             FINANCIAL HIGHLIGHTS

                                  (Continued)


                                         Bond Portfolio

                                     Year ended December 31,


                            1996      1995      1994      1993      1992
                            ---------------------------------------------
Net Asset Value,
 Beginning of year          $11.07    $10.04    $11.30    $10.91    $10.96

Investment Activities:
 Net investment income         .79       .88       .77       .73       .82
 Net realized and
  unrealized gains
 (losses)                     (.04)      .98      (.95)      .54      (.01)
                            ------    ------    ------    ------    ------
Total from Investment
  Operations                   .75      1.86      (.18)     1.27       .81

Distributions:
 Net investment income        (.87)     (.83)     (.78)     (.73)     (.82)
 In excess of net
   investment income          (.04)      --        --        --        --
 Net realized gains            --        --       (.30)     (.15)     (.04)
                            ------    ------    ------    ------    ------
Total Distributions           (.91)     (.83)    (1.08)     (.88)     (.86)

Net Asset Value,
 End of year                $10.91    $11.07    $10.04    $11.30    $10.91
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return<F1>             7.19%    19.03%    (1.63%)   11.94%     7.65%

 Ratio of Expenses to
   Average Net Assets          .62%      .65%      .68%      .66%      .69%

 Ratio of Net Investment
   Income to Average
   Net Assets                 7.24%     7.43%     7.21%     6.65%     7.59%

 Portfolio Turnover Rate    202.44%   111.01%    70.27%    137.46%   40.91%

Net Assets,
 End of Period
 (in thousands)             $85,634   $73,568   $55,929   $54,128   $38,557


                                         Year ended December 31,

                            1991      1990      1989      1988      1987
                            -----------------------------------------------
Net Asset Value,
 Beginning of year          $10.10    $10.02    $ 9.82    $ 9.96    $10.51

Investment Activities:         .86       .81       .83       .85       .82
 Net investment income
 Net realized and
 unrealized gains (losses)     .87       .03       .20      (.13)     (.51)
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                   1.73       .84      1.03       .72       .31

Distributions:
 Net investment income        (.87)     (.76)     (.83)     (.86)     (.86)
 In excess of net
   investment income           --        --        --        --        --
 Net realized gains            --        --        --        --        --
                            ------    ------    ------    ------    ------
Total Distributions           (.87)     (.76)     (.83)     (.86)     (.86)

Net Asset Value,
 End of year                $10.96    $10.10    $10.02    $ 9.82    $ 9.96
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return<F1>            17.89%     8.66%    10.72%     7.36%     3.15%

 Ratio of Expenses to
   Average Net Assets          .73%      .79%      .86%      .82%      .72%

Ratio of Net Investment
Income to Average
 Net Assets                   8.27%     8.57%     8.38%     8.34%     8.34%

 Portfolio Turnover Rate     39.82%   110.90%    17.70%    24.11%    80.35%

Net Assets, End of Period
(in thousands)              $31,009   $24,446   $15,941   $12,460   $15,796

<F1>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                 FINANCIAL HIGHLIGHTS

                     (Continued)

                                    Capital Portfolio


                                  Year ended December 31,
                            -------------------------------------
                            1996      1995      1994      1993
-----------------------------------------------------------------
Net Asset Value:
Beginning of period         $13.72    $13.19    $13.81    $12.99

Investment Activities:
Net investment income          .63       .64       .52       .43
Net realized and
unrealized gains
 (losses)                     1.36      1.15      (.39)     1.17
                            ------    ------    ------    ------
Total from
Investment Operations         1.99      1.79       .13      1.60

Distributions:
Net investment income         (.57)     (.64)     (.52)     (.42)
Net realized gains            (.19)     (.62)     (.23)     (.36)
                            ------    ------    ------    ------
Total Distributions           (.76)    (1.26)     (.75)     (.78)

Net Asset Value,
End of period               $14.95    $13.72    $13.19    $13.81
                            ======    ======    ======    ======
Ratios/Supplemental
    Data:
Total Return<F2>             14.94%    14.28%      .94%    12.72%

Ratio of Expenses
to Average
Net Assets                     .77%      .77%      .80%      .82%
Ratio of Net
Investment Income
to Average
Net Assets                    4.42%     4.99%     4.25%     3.31%

Portfolio
Turnover Rate                53.11%    43.83%    41.89%    32.42%

Average Commission
Rate Paid                   $.0615<F4>

Net Assets,
End of Period
(in thousands)              $159,294  $145,623  $119,263  $100,016

                          Year ended December 31,    Period Ended
                          ---------------------------December 31,
                               1992       1991       1990<F1>
-------------------------------------------------------------------------------------
Net Asset Value:
Beginning of period            $12.82     $10.57     $10.95

Investment Activities:
Net investment income             .42        .47        .34
Net realized and
unrealized gains
 (losses)                         .56       2.25       (.40)
                               ------     ------     ------
Total from
Investment Operations             .98       2.72       (.06)

Distributions:
Net investment income            (.42)      (.47)      (.32)
Net realized gains               (.39)       --         --
                               ------     ------     ------
Total Distributions              (.81)      (.47)      (.32)

Net Asset Value,
End of period                  $12.99     $12.82     $10.57
                               ======     ======     ======
Ratios/Supplemental
    Data:
Total Return<F2>                 7.93%     26.10%      (.54%)

Ratio of Expenses to
Average Net Assets                .88%      .95%       1.03%<F3>
Ratio of Net
Investment Income
to Average Net Assets            3.49%     4.05%       5.08%3

Portfolio Turnover Rate         39.74%    47.93%      16.02%

Net Assets,
End of Period
(in thousands)                 $68,674    $41,844     $23,813

<F1>
Period from May 1, 1990 (commencement of operations) through December 31,
1990.
<F2>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>
Annualized
<F4<
Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.


                FINANCIAL HIGHLIGHTS

                     (Continued)

                             S&P 500 Index Portfolio


                                  Year Ended
                              December 31, 1996<F1>
                              ---------------------
Net Asset Value,                       $10.00
  Beginning of Year

Investment Activities:
  Net investment income                   .20
  Net realized and unrealized
    gains/(losses)                       2.12
Total from Investment Operations         2.32

Distributions:
  Net investment income                  (.19)
  Net realized gains                      --
                                       ------
Total Distributions                      (.19)

Net Asset Value,
  End of Year                          $12.13

Total Return, not annualized            22.37%

Ratios/Supplemental Data
Ratio of Net Expenses to
  Average Net Assets                     .59%<F2>

Ratio of Net Investment
  Income to Average Net Assets           2.14%

Portfolio Turnover Rate                  1.09%

Average Commission Rate Paid            $.0601<F3>

Net Assets, End of Year (000's)         $29,205

_____________

<F1> The portfolio commenced operation on December 29, 1995. The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3>  Represents the dollar amount of commissions paid on
portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.


                  INVESTMENT OBJECTIVES AND POLICIES


  Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

  The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks. A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

  Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

  The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

  The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

  Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 9.) As of February 25, 1997, 24% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  The Bond Portfolio will not directly purchase common stocks.
However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

  The Bond Portfolio may also write covered call options on U.S.
Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

  The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

  A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

Capital Portfolio

  The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital
Portfolio invests in equity, debt and money market securities.

  There are no percentage limitations on the class of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

  Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

  Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:

 * Low price earnings ratios in relation to their return on equity.

 * High asset values in relation to stock price.

 * Foreign securities of companies judged to represent better fundamental value than those of similar domestic companies.

 * A high level of dividend payment providing a yield that is competitive with debt investments.

  Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 7 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

  The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

S&P 500 Index Portfolio

  The S&P 500 Index Portfolio ("Index Portfolio") seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"**). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. As with all mutual funds, there can be no assurance that the Index Portfolio will achieve its investment objective.

------
**The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


  Index funds, such as the Index Portfolio, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Therefore, brokerage costs, transfer taxes, and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Index Portfolio and the capitalization weighting of the securities in the S&P 500 is not feasible, but the Index Portfolio seeks a high correlation between the total return performance of securities comprising the S&P 500 and the investment results of the Index Portfolio. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between Index Portfolio and index performance. It is anticipated that the correlation of the Index Portfolio's performance to that of the S&P 500 will increase as the size of the Index Portfolio increases. There can be no assurance that the Index Portfolio will achieve this correlation.

  The Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)").
SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500.

  Although the Adviser will attempt to invest as much of the Index Portfolio's assets as is practical in stocks comprising the S&P 500 and futures contracts and options relating thereto, a portion of the Index Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Index Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Principal Risk Factors

  Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

  The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

  The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

  The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities.
The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

  The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

  Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

  The S&P 500 Index Portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

  To illustrate the volatility of stock prices, the following table sets forth the average returns of the S&P 500 for the period from 1926 to 1996:

                        S&P 500 Returns (1926-1996)
                       Over Various Time Horizons
                       ----------------------------
                      1 Year   5 Years  10 Years  20 Years
                      -----    -------  --------  --------
Best                   54.0%    23.9%     20.1%     16.9%
Worst                 -43.3%   -12.5%      -.9%      3.1%
Average                12.6%     --        --        --


Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Investment in Foreign Securities

     Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Equity and Bond Portfolios and to 35% of net assets for the Capital Portfolio. The S&P 500 Index Portfolio is limited to investing in those foreign securities included in the Standard & Poor's 500 Composite Stock Index. The term "foreign securities" refers to equity and debt securities of corporate issuers whose principal stock or bond exchange listing is outside of the United States, to American Depositary Receipts ("ADRs") that hold such securities, and to debt securities issued by foreign governments or foreign government agencies.

     Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities.
  These risks include political or economic instability in the foreign country, diplomatic developments that could adversely affect the value of the foreign security, foreign government taxes, the costs incurred by a Portfolio in converting among various currencies, fluctuation in currency exchange rates and the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

     Currency exchange rates are determined by forces of supply and demand. These forces are affected by international balance of payments, other economic and financial conditions, government intervention and other factors. The ability of a foreign obligor to make timely payments on its external debt obligations will be strongly influenced by the country's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.

     There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers are subject to accounting and reporting requirements which are generally less extensive than those applicable to domestic issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

     Foreign securities other than ADRs typically will be traded on the applicable country's principal stock or bond exchange but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

     A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign
securities.   ADRs are denominated in U.S. dollars and trade in
the U.S. securities markets. ADRs are subject to certain of the same risks as direct investment in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

     Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

     To limit the risks of investing in any one country, each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Equity and Bond Portfolios and 20% for the Capital Portfolio; for other countries, the applicable limit is 5% for each Portfolio.
"Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Foreign Currency Transactions

     Each Portfolio that purchases foreign securities may also engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin or other deposit requirement.

     Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Repurchase Agreements

     A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Reverse Repurchase Agreements

     The S&P 500 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Portfolio's portfolio equal in value to the repurchase price (including any accrued interest) will be segregated by the Custodian on the Portfolio's records while a reverse repurchase agreement is in effect.

Futures Contracts and Options on Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

     The S&P 500 Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

     A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

     As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

     The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

     Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security. Options strategies and related risks and limitations are described in more detail in the Statement of Additional Information.

Options on Securities Indices

     The S&P 500 Index Portfolio may purchase or sell options on the S&P 500, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Collateralized Mortgage Obligations

     The Portfolios other than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("Pos"), inverse floaters, or a combination of these securities. See "Money Market Instruments and Investment Techniques" in the Statement of Additional Information for a further discussion.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

     The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans are to be made only to borrowers that are deemed by the Adviser to be of good financial standing.

Other Information

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


                      THE FUND AND ITS MANAGEMENT

     The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with four classes of stock, one for each Portfolio. The S&P 500 Index Portfolio was authorized on September 15, 1995 and commenced operations on December 29, 1995. Union Central has invested approximately $10.3 million in this Portfolio, but reserves the right to redeem any portion or all of its investment at any time.

Investment Adviser

     The Fund's investment adviser is Carillon Advisers, Inc. (the "Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

     George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the Capital Portfolio since its inception in 1990. Mr. Clucas is Director, President and Chief Executive Officer of the Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and Union Central since 1987. Steven R. Sutermeister (since 1990) has been primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Sutermeister is Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1990. Previously, he was Senior Vice President of Washington Square Capital, Inc.

Advisory Fee

     The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a) for the Equity Portfolio .65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets;

  (b) for the Bond Portfolio .50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of the net assets; and

  (c) for the Capital Portfolio .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets.

  (d) for the S&P 500 Index Portfolio .30% of the current value of the net assets.

  The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate Portfolios.

Expenses

  The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

Capital Stock

  The Fund currently has four classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.


                   PURCHASE AND REDEMPTION OF SHARES

  The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

  The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

  The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

  Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

  All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.


                      DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond, Capital and S&P 500 Index Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                                 TAXES

  Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

  Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


    CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.
                               APPENDIX

                        CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

  AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

  A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB-B-CCC-CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                       COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

  A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

  Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

APPENDIX I FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the MFS EMERGING GROWTH SERIES, MFS GROWTH WITH INCOME SERIES AND
THE MFS HIGH INCOME SERIES, which are three series of the MFS
Variable Insurance Trust.

Cross reference the Prospectus in EDGAR filing for MFS VARIABLE
INSURANCE TRUST as follows:
File Date: May 1, 1997.
Accession No.   912938-97-000256

APPENDIX II FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the SCUDDER MONEY MARKET PORTFOLIO, SCUDDER CAPITAL GROWTH PORTFOLIO and SCUDDER INTERNATIONAL PORTFOLIO, which are portfolios of the Scudder Variable Life Investment Fund.

Cross reference the Prospectus for SCUDDER VARIABLE LIFE
INVESTMENT FUND as filed with the SEC via EDGAR:
File Date:   April 30, 1997
Accession No. 0000764797-97-000011

APPENDIX III FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the AMERICAN CENTURY VP CAPITAL APPRECIATION, a portfolio of
American Century Variable Portfolios, Inc.

Cross reference the prospectus for AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. as filed with the SEC via EDGAR:
File Date:   May 1, 1997
Accession No. 0000814680-97-000006


APPENDIX IV FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the TEMPLETON INTERNATIONAL FUND, a portfolio of Templeton Variable
Products Series Fund

Cross reference the prospectus for TEMPLETON VARIABLE PRODUCTS
SERIES FUND as filed with the SEC via EDGAR:
File Date:   April 30, 1997
Accession No. 0000829959-97-000027




(back cover)

(Union Central logo)
Insurance and Investments


At Union Central, being RELIABLE FOR GENERATIONS (SM) IS MORE
THAN A SLOGAN.  IT IS OUR MISSION.

Securities products offered through registered representatives of Carillon Investments, Inc., a subsidiary of The Union Central
Life Insurance Company, P.O. Box 40409, Cincinnati, Ohio
45240-0409, (800) 999-1840.


Printed on recycled paper
UC 1665 5/97
(C) 1997 - The Union Central Life Insurance Company
           1876 Waycross Road, Cincinnati, Ohio 45240

(end of back cover)

                  CARILLON ACCOUNT
                 CARILLON FUND, INC.





                    STATEMENTS OF
               ADDITIONAL INFORMATION





                   May 1, 1997

UC 188  4-97

                     CARILLON ACCOUNT
-----------------------------------------------------------

                            of

          THE UNION CENTRAL LIFE INSURANCE COMPANY

 1876 Waycross Road   Cincinnati, Ohio 45240   513-595-2600



             STATEMENT OF ADDITIONAL INFORMATION


May 1, 1997

   This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Account's ("CA") current Prospectus, dated May 1, 1997, which may be obtained by calling The Union Central Life Insurance Company ("Union Central") at (513) 595-2600, or writing to P.O. Box 40409, Cincinnati, Ohio 45240-0409.






                      TABLE OF CONTENTS


                                                   Page

Distribution of Contracts........................   B-2
Determination of Annuity Payments................   B-2
Performance Data Advertising.....................   B-3
Federal Tax Matters..............................   B-4
Miscellaneous Contract Provisions................   B-6
Custody of CA's Assets...........................   B-7
Experts..........................................   B-9
Financial Statements of CA and of Union Central



---------------------------------------------------------

                     DISTRIBUTION OF CONTRACTS

   Contracts are offered on a continuous basis through life insurance agents of Union Central who are also registered representatives of Carillon Investments, Inc., or another broker-dealer member of the National Association of Securities Dealers, Inc.

   As underwriter of the Contracts, the following distribution fees were paid to Carillon Investments, Inc., by Union Central:


      Year            Amount
      1996            $2,723,411
      1995            $1,636,172
      1994            $1,975,636


                   DETERMINATION OF ANNUITY PAYMENTS

   The amount of the first Variable Annuity payment is calculated by applying the Accumulation Value (less any premium tax charge deducted at this time), measured as of a date not more than 10 business days prior to the Maturity Date, to the Annuity Tables in the Contract. This is done separately for each amount to be used to provide an annuity reserved for in a different Subaccount.

   The first Variable Annuity payment is divided by the appropriate Annuity Unit value (as of the same date that the amount of the first payment was determined) to determine the number of Annuity Units upon which later annuity payments will be based. This number of Annuity Units will not change. Variable Annuity payments after the first will be equal to the number of Annuity Units determined in this manner times the Annuity Unit value for each respective Subaccount calculated on a uniform basis not more than 10 business days before each annuity payment is due.

   Annuity Unit Value - The value of an Annuity Unit in each
Subaccount of CA was initially set at $10. Annuity Units of each Subaccount are valued separately and will vary with the investment experience of the particular Subaccount.

   The value of the Annuity Unit for each Subaccount at the end of any valuation period is calculated by: (a) multiplying the prior Annuity Unit value by the Subaccount's Net Investment Factor for the period; and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the dollar amount of the first Variable Annuity payment. In this manner, the Annuity Unit values will most likely change (except when the investment performance exactly equals the assumed interest rate) for each annuity payment (although the number of Annuity Units will remain fixed) and therefore the amount of the Variable Annuity payments will most likely vary.

                Performance Data Advertising


   As noted in the Prospectus, CA occasionally may publish advertisements that contain total return performance data relating to its Subaccounts. Tables of historical Accumulation Unit Values for each Subaccount may be included in advertising or sales literature that contains total return calculations as described below. The following table sets forth the performance data for each of the Subaccounts of the type that will be used in advertising, in each case for the period ended December 31, 1996.

                      Average Annual Total Return
                  (Based on Accumulation Unit Values)
                  ------------------------------------
                         Inception  One    Five    Ten     Since
Subaccounts              Date      Year    Years   Years   Inception
-----------              ----      ----    -----   -----   ---------
Equity                   6/7/85    22.70%  14.17%  12.69%   13.12%
Bond                     8/26/85    5.64%   7.06%   7.47%    8.48%
Capital                  5/2/90    13.27%   8.45%    -       9.54%
S&P 500 Index            5/1/96      -       -       -      13.75%
Scudder International    5/1/92    13.12%    -       -      10.66%
Capital Growth           5/1/92    18.39%    -       -      12.09%
Money Market *           7/15/85    3.61%   2.57%   4.05%    4.14%
Capital Appreciation     5/1/96      -       -       -      -9.38%
Growth with Income       5/1/96      -       -       -      13.51%
High Income              5/1/96      -       -       -       8.41%
Emerging Growth          5/1/97      -       -       -        -
Templeton International  5/1/97      -       -       -        -


                      Average Annual Total Return
                      (Standardized Total Return)
                  ------------------------------------
                         Inception  One    Five    Ten     Since
Subaccounts              Date      Year    Years   Years   Inception
-----------              ----      ----    -----   -----   ---------
Equity                   6/7/85    14.01%  13.10%  12.48%   12.82%
Bond                     8/26/85   -1.86%   6.06%   7.27%    8.21%
Capital                  5/2/90     5.24%   7.44%    -       9.06%
S&P 500 Index            5/1/96      -       -       -       5.72%
Scudder International    5/1/92     5.10%    -       -       9.57%
Capital Growth           5/1/92     9.99%    -       -      10.98%
Money Market *           7/15/85   -3.74%   1.60%   3.86%    3.86%
Capital Appreciation     5/1/96       -      -       -     -15.78%
Growth with Income       5/1/96       -      -       -       5.50%
High Income              5/1/96       -      -       -       0.75%
Emerging Growth          5/1/97       -      -       -        -
Templeton International  5/1/97       -      -       -        -

* Although the Money Market Subaccount began investing in the Scudder Variable Life Investment Fund Money Market Portfolio on November 12, 1993, the performance data quoted reflects the performance of the Scudder Fund Money Market Portfolio since the inception of the Money Market Subaccount.

   Average annual total return is the average annual compounded rate of return that equates a purchase payment on the first day to the market value of that purchase payment on the last day of the period for which total return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. Expenses and charges incurred by the Fund and charges measured as a percentage of Subaccount assets are reflected in changes in unit values. The typical effect of the annual administration fee is included in the total return calculations, other than those measured by changes in Accumulation Unit Value, by multiplying $30 by the total number of contracts in CA and then dividing that total by the average net assets of CA (including contract assets allocated to the Guaranteed Account) for the year measured. The resulting percentage is then multiplied by the average value of the $1,000 investment during the year measured. For less than one year periods, 1/365 of the fee is assumed to be deducted for each day of the period. Total return figures that include the impact of surrender charges assume that the investment is withdrawn from the Subaccount at the end of the period for which return is calculated.

   From time to time, advertisements for CA may include comparisons of performance of the Subaccounts to that of various market indices, including, but not limited to: the Salomon Brothers Investment Grade Bond Index, the Salomon Brothers U.S. Treasury Bill Index, the Shearson Lehman Government/Corporate Bond Index, the S&P 500 Index, the Dow Jones Industrial Average, the Donoghue Money Fund 30-Day Average Yield, and the Lipper Variable Insurance Products Performance Analysis Service.

   CA advertisements may also include performance rankings (or information based on those rankings) compiled by various independent organizations, including but not limited to: LIPPER ANALYTICAL SERVICES MUTUAL FUNDS SURVEY, LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE, THE VARDS REPORT, SYLVIA PORTER PERSONAL FINANCE, FINANCIAL SERVICES WEEK, CONSUMER REPORTS, MONEY MAGAZINE, FORBES MAGAZINE, AND FORTUNE MAGAZINE.


                    FEDERAL TAX MATTERS

Taxation of Union Central

   Union Central is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code ("Code"). Since CA is not an entity separate from Union Central, and its operations form a part of Union Central, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of CA are reinvested and taken into account in determining the Accumulation and Annuity Unit values. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a Contract issued in connection with CA. Accordingly, Union Central does not anticipate that it will incur any federal income tax liability attributable to CA, and therefore Union Central does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Union Central being taxed on income or gains attributable to CA or certain types of Contracts, then Union Central may impose a charge against CA (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contracts

   Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each Portfolio of the Funds in which the Separate Account invests may be invested. Union Central does not have control over the Funds or their investments. However, Union Central believes that each Portfolio in which the Separate Account owns shares will meet the diversification requirements and that therefore the Contracts will be treated as annuities under the Code.

   The Treasury has stated that regulations on diversification requirements do not provide guidance concerning the extent to which contract holders may direct their investments to the Portfolios of the Funds. Regulations in this regard may be issued in the future. It is possible that when regulations are issued the Funds may not be in compliance with such regulations. Although Union Central can provide no assurances that any such regulations will not adversely affect the tax treatment of existing Contracts in all events, based upon a private letter ruling Union Central has received on the Contracts, Union Central believes that any such regulations would be applied only on a prospective basis. For these reasons, Union Central reserves the right to modify the Contract as necessary to prevent the contract holder from being considered the owner of the assets of the Funds or otherwise to qualify the contract for favorable tax treatment.

   In addition, Nonqualified Contracts will not be treated as annuity contracts for purposes of Section 72 unless such contracts provide: (a) that if the contract holder dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract holder's death; and (b) if the contract holder dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the contract holder. These requirements should be considered satisfied if any portion of the contract holder's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such designated beneficiary (or over a period that does not extend beyond the life expectancy of the designated beneficiary) and such distributions begin within one year of the contract holder's death. (A contract holder's designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person.) However, if the contract holder's designated beneficiary is the surviving spouse of the contract holder, the contract may be continued in the name of the spouse as the contract holder. Union Central believes that the Contracts described in this Prospectus meet these requirements. However, no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements. Other rules may apply to Qualified Contracts.

   For a discussion of the tax treatment of the contracts as annuities under Section 72, see "Tax Status of the Contracts" in the Prospectus.

   MISCELLANEOUS CONTRACT PROVISIONS

Delay of Payments

   Union Central will pay all amounts due from the Variable
Account under the Contract within seven days, unless:

   (1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

   (2) An emergency exists as defined by the Securities and Exchange Commission; or

   (3) The Securities and Exchange Commission permits delay for the protection of the security holders.

Participating

   The Contract is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by Union Central's Board of Directors in its sole discretion. Union Central anticipates that such participation, if at all, will be small in amount and will occur only in later years of the Contract.

Misstatement and Proof of Age, Sex or Survival

   Proof of age, sex, or survival of the Annuitant and any contingent Annuitant may be required prior to making annuity payments under any Annuity Option which depends on the continuation of life. If any age or sex has been misstated, Union Central will pay the amounts which would have been provided at the correct age and sex. After the annuity payments begin, Union Central will make up any underpayments in a lump sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the overpayment is made up.

Settlements

   Union Central may require the return of the Contract prior to any settlement. Due proof of the Annuitant's death must be received prior to settlement of a death claim.

Assignments

   The Contract Owner may assign the Contract prior to the Maturity Date and during the Annuitant's lifetime, subject to the rights of any irrevocable Beneficiary, although the ability to assign certain Qualified Contracts may be restricted. An assignment will not be binding until received in writing by Union Central, and Union Central will not be responsible for the validity of an assignment. An assignment or pledge of the Contract may result in income tax liability to the owner.

   No Beneficiary may assign benefits under the Contract until they are due, and to the extent permitted by law, payments are not subject to the debts of any Beneficiary or to any judicial process for payment of the Beneficiary's debts.

Modification

   Union Central may not modify the Contract without the consent of the Contract Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.


               CUSTODY OF CA'S ASSETS

   Title to the assets of CA is held by Union Central. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.


                       EXPERTS

   The financial statements of CA at December 31, 1996 and the statements of financial condition of Union Central at December 31, 1996 and 1995 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

CARILLON ACCOUNT
FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996

(letterhead)
ERNST & YOUNG LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202
Phone: 513 621 6454


Report of Independent Auditors
=========================================================


To the Contractholders of Carillon
   Account and the Board of Directors of
   The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Account (comprised of the Carillon Fund, Inc. Equity, Capital, Bond, and S&P 500 Index Subaccounts, the Scudder Variable Life Investment Fund Money Market, Capital Growth, and International Subaccounts, the MFS Variable Insurance Trust, Growth with Income and High Income subaccounts, and TCI Portfolios, Inc. Growth Subaccount) as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the applicable transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Account at December 31, 1996, the results of their operations for the year then ended and changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio
March 5, 1997

Carillon Account
Statement of Assets and Liabilities
=======================================
DECEMBER 31, 1996

                                         Carillon Fund, Inc.
                                        (affiliated issuers)
                               -----------------------------------------
                                                                 S&P 500
                               Equity      Capital    Bond       Index
                               Subaccount  Subaccount Subaccount Subaccount
                               ----------  ---------- ---------- ----------
ASSETS
Investments in securities of
unaffiliated issuers, at
value (cost $ 7,672,708;
$4,517,366, $ 1,190,238,
$ 4,039,705) Investments in
shares of Carillon Fund, Inc.
at value (cost $ 84,762,580;
$43,418,068; $16,988,199,
$9,170,224)                    114,189,384 48,469,001 16,994,952 9,914,625
                               ----------- ---------- ---------- ---------
      Total Assets             114,189,384 48,469,001 16,994,952 9,914,625
                               =========== ========== ========== =========
LIABILITIES
Payable to The Union
Central Life Insurance
Company for mortality
and expense risk charges,
and administration fee             279,552    117,413     40,766    22,059

Net Assets Attriibutable
to Contract Owners'

Equity Subacount:
2,723,705.33 Accumulation
Units @ $41.68174              113,528,777
9,142.02 Payout
Units @ $41.68174                  381,055

Capital Subaccount:
2,632,591.00 Accumulation
Units @ $18.36654                          48,351,588

Bond Subaccount:
672,511.33 Accumulation
Units @ $25.21026                                     16,954,186

S & P Subaccount:
869,681.47 Accumulation
Units @ $11.37493                                                 9,892,566


Total Liabilities              114,189,384 48,469,001 16,994,952 9,914,625
                               =========== ========== ========== =========



Carillon Account
Statement of Assets and Liabilities (continued)
=========================================================
DECEMBER 31, 1996

                                                Scudder Variable Life
                                                   Investment Fund
                                                (unaffiliated issuers)

                                          Money       Capital
                                          Market      Growth    International
                                          Subaccount  Subaccount  Subaccount
ASSETS
Investments in securities of
 unaffiliated issuers, at value
 (cost $7,672,708; $23,264,447;
 $21,491,361;                              7,672,708  27,224,859  25,177,192
Investments in shares of
 Carillon Fund, Inc.,
 at value (cost $ 84,762,580;
  $43,418,068; $16,988,199,
  $9,170,224)                             ----------  ----------  ----------

      Total Assets                         7,672,708  27,224,859  25,177,192
                                          ==========  ==========  ==========
LIABILITIES
Payable to The Union Central
  Life Insurance Company for
  mortality and expense risk
  charges, and administration fee             16,606      67,658      59,907

Net Assets Attriibutable to
 Contract Owners' Money Market
 Subaccount: 477,679.12 Accumulation
 Units @ $16.02771                         7,656,102
Capital Growth Subaccount:
  1,593,634.26 Accumulation
  Units @ $17.04105                                   27,157,201
International Subaccount:
  1,564,590.89 Accumulation
  Units @ $16.05358                                               25,117,285

Total Liabilities                          7,672,708  27,224,859  25,177,192
                                          ==========  ==========  ==========


The accompanying notes are an integral part of the financial statements.

Carillon Account
Statement of Assets and Liabilities (continued)
=========================================================
DECEMBER 31, 1996

                                   MFS Variable
                                  Insurance Trust       TCI Portfolios, Inc.
                               (unaffiliated issuers)  (unaffiliated issuers)
                               ----------------------  ----------------------
                               Growth      High
                               with Income Income             Growth
                               Subaccount  Subaccount         Subaccount
                               ----------  ----------         ----------
ASSETS
Investments in securities
 of unaffiliated issuers,
 at value (cost $ 7,672,708;
 $23,264,447; $21,491,361;     4,835,556   1,180,931          3,851,036
Investments in shares of
 Carillon Fund, Inc., at
 value (cost $ 84,762,580;
 $43,418,068; $16,988,199,
 $9,170,224)

      Total Assets             4,835,556   1,180,931          3,851,036
                               =========   =========          =========
LIABILITIES
Payable to The Union
 Central Life Insurance
 Company for mortality
 and expense risk
 charges, and
 administration fee               10,394       2,308              8,427


Growth with Income Subaccount
 425,068.19 Accumulation
 Units @ $11.35150             4,825,162
High Income Subaccount
 108,722.82 Accumulation
 Units @ $10.84062                         1,178,623
Growth Subaccount
 424.022.29 Accumulation
 Units @ $9.06228                                             3,842,609
                               ---------   ---------          ---------
Total Liabilities              4,835,556   1,180,931          3,851,036
                               =========   =========          =========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

                                         Carillon Fund, Inc.
                                        (affiliated issuers)
                               -----------------------------------------
                                                                 S&P 500
                               Equity      Capital    Bond       Index
                               Subaccount  Subaccount Subaccount Subaccount
INVESTMENT INCOME
   Dividend income             $ 5,124,916 $2,377,817 $1,268,449 $ 77,967

EXPENSES
   Mortality and expense
      risk charge                1,183,376    555,802    187,639   43,633
   Administration fee              242,379    113,839     38,433    8,938
                               ----------- ---------- ---------- --------
      Total expenses             1,425,755    669,641    226,072   52,571
                               ----------- ---------- ---------- --------
NET INVESTMENT
   INCOME (EXPENSE)              3,699,161   1,708,176  ,042,377   25,396
                               ----------- ---------- ---------- --------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)
 on investments                  1,812,837    438,750   (13,540)   11,131

Net unrealized appreciation
(depreciation) of investments   14,393,952  3,452,457  (163,522)  744,401
                               ----------- ---------- ---------- --------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS      16,206,789  3,891,207  (177,062)  755,532
                               ----------- ---------- ---------- --------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS  $19,905,950 $5,599,383 $  865,315 $780,928
                               =========== ========== ========== ========

                                                Scudder Variable Life
                                                   Investment Fund
                                                (unaffiliated issuers)
                                          -----------------------------------
                                          Money       Capital
                                          Market      Growth    International
                                          Subaccount  Subaccount  Subaccount
                                          ----------  ----------  ----------
INVESTMENT INCOME
   Dividend income                        $ 321,204   $1,772,539  $  431,383

EXPENSES
   Mortality and expense
      risk charge                            76,088      278,842     259,541
   Administration fee                        15,585       57,113      53,160
                                          ---------   ----------  ----------
      Total expenses                         91,673      335,955     312,701
                                          ---------   ----------  ----------
NET INVESTMENT
   INCOME (EXPENSE)                         229,531    1,436,584     118,682
                                          ---------   ----------  ----------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
         investments                         --         165,975      171,655
                                          ---------   ----------  ----------
Net unrealized appreciation
 (depreciation) of investments               --        2,198,938   2,292,031
                                          ---------   ----------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                --        2,364,913   2,463,686
                                          ---------   ----------  ----------
NET INCREASE  (DECREASE) IN NET
   ASSETS FROM OPERATIONS                 $ 229,531   $3,801,497  $2,582,368
                                          =========   ==========  ==========


                                 MFS Variable
                                Insurance Trust         TCI Portfolios, Inc.
                             (unaffiliated issuers)    (unaffiliated issuers)
                             ----------------------    ----------------------
                             Growth      High
                             with Income Income               Growth
                             Subaccount  Subaccount           Subaccount
                             ----------  ----------           ----------
INVESTMENT INCOME
 Dividend income             $ 80,004    $ 61,019             $  --
                             --------    --------             ---------
EXPENSES
 Mortality and expense
      risk charge              21,309       4,090                19,322
 Administration fee             4,365         838                 3,958
                             --------    --------             ---------
      Total expenses           25,674       4,928                23,280
                             --------    --------             ---------
NET INVESTMENT
INCOME (EXPENSE)               54,330      56,091               (23,280)
                             --------    --------             ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)
 on investments                 3,524         755                (3,651)

Net unrealized appreciation
(depreciation) of
 investments                  318,190      (9,308)             (188,669)
                             --------    --------             ---------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS    321,714      (8,553)             (192,320)
                             --------    --------             ---------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                   $376,044    $ 47,538             $(215,600)
                             ========    ========             =========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
================================================

                                             Carillon Fund, Inc.
                                              Equity Subaccount
                                            -----------------------
                                            Year ended December 31,
                                            1996           1995
                                            ----           ----
OPERATIONS
Net investment income                       $  3,699,161   $ 4,357,599
Net realized gain on investments               1,812,837       694,386
Net unrealized appreciation
 of investments                               14,393,952     9,553,916
                                            ------------   -----------
Net increase in net assets
 resulting from operations                    19,905,950    14,605,901
                                            ------------   -----------

EQUITY TRANSACTIONS
Contract purchase payments                    17,670,408    13,375,897
Transfers from other subaccounts and
 Guaranteed Account of The Union
 Central Life Insurance Company                6,004,201     2,803,916
Transfers to other subaccounts and
 Guaranteed Account of The Union
 Central Life Insurance Company               (3,610,691)   (1,514,951)
Surrenders                                    (5,812,606)   (3,607,918)
                                            ------------   -----------
Net proceeds from equity transactions         14,251,312    11,056,944
                                            ------------   -----------
NET INCREASE IN NET ASSETS                    34,157,262    25,662,845

NET ASSETS (Beginning of year)                79,752,570    54,089,725
                                            ------------   -----------
NET ASSETS (End of year)                    $113,909,832   $79,752,570
                                            ============   ===========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
========================================


                                             Carillon Fund, Inc.
                                             Capital Subaccount
                                            -----------------------
                                            Year ended December 31,
                                            1996           1995
                                            ----           ----



OPERATIONS
Net investment income                       $ 1,708,176    $ 2,793,454
Net realized gain on investments                438,750        228,784
Net unrealized appreciation
   of investments                             3,452,457      1,298,776
                                            -----------    -----------
Net increase in net assets
   resulting from operations                  5,599,383      4,321,014
                                            -----------    -----------
EQUITY TRANSACTIONS
Contract purchase payments                    5,734,653      6,490,922
Transfers from other subaccounts and
 Guaranteed Account of The Union
 Central Life Insurance Company               1,976,596        970,203
Transfers to other subaccounts and
 Guaranteed Account of The Union
 Central Life Insurance Company              (3,029,990)    (1,912,855)
Surrenders                                   (2,813,935)    (1,677,734)
                                            -----------    -----------
 Net proceeds from equity transactions        1,867,324      3,870,536
                                            -----------    -----------
NET INCREASE IN NET ASSETS                    7,466,707      8,191,550
NET ASSETS (Beginning of year)               40,884,881     32,693,331
                                            -----------    -----------
NET ASSETS (End of year)                    $48,351,588    $40,884,881
                                            ===========    ===========


The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                             Carillon Fund, Inc.
                                               Bond Subaccount
                                            -----------------------
                                            Year ended December 31,
                                            1996           1995
                                            ----           ----



OPERATIONS
Net investment income                       $ 1,042,377    $   737,629
Net realized gain (loss) on investments         (13,540)            61
Net unrealized appreciation
  (depreciation) of investments                (163,522)     1,088,507
                                            -----------    -----------
Net increase in net assets resulting
  from operations                               865,315      1,826,197
                                            -----------    -----------
EQUITY TRANSACTIONS
Contract purchase payments                    3,598,278      2,396,149
Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company              1,232,814        471,042
Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company             (1,607,281)      (537,207)
Surrenders                                     (843,649)      (788,960)
                                            -----------    -----------
Net proceeds from equity transactions         2,380,162      1,541,024
                                            -----------    -----------
NET INCREASE IN NET ASSETS                    3,245,477      3,367,221

NET ASSETS (Beginning of year)               13,708,709     10,341,488
                                            -----------    -----------
NET ASSETS (End of year)                    $16,954,186    $13,708,709
                                            ===========    ===========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=======================================

                                     Scudder Variable Life Investment Fund
                                            Money Market Subaccount
                                            -----------------------
                                            Year ended December 31,
                                            1996           1995
                                            ----           ----

OPERATIONS
Net investment income                       $   229,531    $   175,915
                                            -----------    -----------
Net increase in net assets resulting
 from operations                                229,531        175,915


EQUITY TRANSACTIONS
Contract purchase payments                    6,319,738      3,269,680
Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company              2,438,282      1,868,283
Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company             (6,169,979)    (3,591,075)
Surrenders                                     (860,396)      (190,316)
                                            -----------    -----------
Net proceeds from  equity transactions        1,727,645      1,356,572
                                            -----------    -----------

NET INCREASE IN NET ASSETS                    1,957,176      1,532,487
NET ASSETS (Beginning of year)                5,698,926      4,166,439
                                            -----------    -----------
NET ASSETS (End of year)                    $ 7,656,102    $ 5,698,926
                                            ===========    ===========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                     Scudder Variable Life Investment Fund
                                           Capital Growth Subaccount
                                            -----------------------
                                            Year ended December 31,
                                            1996           1995
                                            ----           ----
OPERATIONS
Net investment income                       $ 1,436,584    $   268,652
Net realized gain on investments                165,975         26,006
Net unrealized appreciation of investments    2,198,938      2,607,035
                                            -----------    -----------

Net increase in net assets resulting
 from operations                              3,801,497      2,901,693
                                            -----------    -----------


EQUITY TRANSACTIONS
Contract purchase payments                    6,225,412      3,831,260
Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company              2,457,281        947,249
Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company             (1,294,901)      (779,187)
Surrenders                                     (772,653)      (449,607)
                                            -----------    -----------
Net proceeds from  equity transactions        6,615,139      3,549,715
                                            -----------    -----------

NET INCREASE IN NET ASSETS                   10,416,636      6,451,408

NET ASSETS (Beginning of year)               16,740,565     10,289,157
                                            -----------    -----------
NET ASSETS (End of year)                    $27,157,201    $16,740,565
                                            ===========    ===========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                     Scudder Variable Life Investment Fund
                                            International Subaccount
                                            -----------------------
                                            Year ended December 31,
                                            1996           1995
                                            ----           ----

OPERATIONS
Net investment (expense)                    $   118,682    $  (158,671)
Net realized gain on investments                171,655        240,636
Net unrealized appreciation of investments    2,292,031      1,354,983
                                            -----------    -----------
Net increase in net assets resulting
 from operations                              2,582,368      1,436,948
                                            -----------    -----------
EQUITY TRANSACTIONS
Contract purchase payments                    4,746,264      3,361,698
Transfers from other subaccounts and
 Guaranteed Account of The Union
 Central Life Insurance Company               2,157,750        598,178
 Transfers to other subaccounts and
 Guaranteed Account of The Union
 Central Life Insurance Company                (824,341)    (1,523,833)
Surrenders                                     (861,194)      (748,667)
                                            -----------    -----------
Net proceeds from  equity transactions        5,218,479      1,687,376
                                            -----------    -----------

NET INCREASE IN NET ASSETS                    7,800,847      3,124,324

NET ASSETS (Beginning of year)               17,316,438     14,192,114
                                            -----------    -----------
NET ASSETS (End of year)                    $25,117,285    $17,316,438
                                            ===========    ===========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                        MFS Variable Insurance Trust
                                        Growth with Income Subaccount
                                        -----------------------------
                                        Year ended December 31, 1996

OPERATIONS
Net investment income                          $   54,330
Net realized gain on investments                    3,524
Net unrealized appreciation of investments        318,190
Net increase in net assets resulting
 from operations                                  376,044
                                               ----------
EQUITY TRANSACTIONS
   Contract purchase payments                   2,163,387
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company            2,336,016
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              (36,171)
   Surrenders                                     (14,114)
                                               ----------
   Net proceeds from  equity transactions       4,449,118
                                               ----------
NET INCREASE IN NET ASSETS                      4,825,162

NET ASSETS (Beginning of year)                          0
NET ASSETS (End of year)                       $4,825,162
                                               ==========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                        MFS Variable Insurance Trust
                                           High Income Subaccount
                                        -----------------------------
                                        Year ended December 31, 1996

OPERATIONS
   Net investment income                       $   56,091
 Net realized gain on investments                     755

 Net increase in net assets resulting
       from operations                             47,538
                                               ----------
EQUITY TRANSACTIONS
 Contract purchase payments                       740,317
 Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company                403,782
 Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company                (11,050)
 Surrenders                                        (1,964)
                                               ----------
   Net proceeds from  equity transactions       1,131,085
                                               ----------
NET INCREASE IN NET ASSETS                      1,178,623

NET ASSETS (Beginning of year)                          0
                                               ----------
NET ASSETS (End of year)                       $1,178,623
                                               ==========


The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                            Carillon Fund, Inc.
                                          S&P 500 Index Subaccount
                                        -----------------------------
                                        Year ended December 31, 1996

OPERATIONS
 Net investment income                         $   25,396
 Net realized gain on investments                  11,131
 Net unrealized appreciation of investments       744,401
                                               ----------
 Net increase in net assets resulting
      from operations                             780,928
                                               ----------
EQUITY TRANSACTIONS
 Contract purchase payments                     5,067,645
 Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company              4,416,451
 Transfers to other subaccounts and
    Guaranteed Account of The Union
      Central Life Insurance Company             (325,162)
 Surrenders                                       (47,296)
                                               ----------
    Net proceeds from  equity transactions      9,111,638
                                               ----------
NET INCREASE IN NET ASSETS                      9,892,566

NET ASSETS (Beginning of year)                          0
                                               ----------
NET ASSETS (End of year)                       $9,892,566
                                               ==========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
=====================================

                                              TCI Portfolios, Inc.
                                               Growth Subaccount
                                        -----------------------------
                                        Year ended December 31, 1996

OPERATIONS
 Net investment expense                        $  (23,280)
 Net realized loss on investments                  (3,651)
 Net unrealized depreciation of investments      (188,669)
                                               ----------
 Net decrease in net assets resulting
    from operations                              (215,600)
                                               ----------
EQUITY TRANSACTIONS
 Contract purchase payments                     2,210,548
 Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company              1,995,290
 Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company               (107,926)
 Surrenders                                       (39,703)
                                               ----------
Net proceeds from  equity transactions          4,058,209
                                               ----------
NET INCREASE IN NET ASSETS                      3,842,609

NET ASSETS (Beginning of year)                          0
                                               ----------
NET ASSETS (End of year)                       $3,842,609
                                               ==========

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
NOTES TO FINANCIAL STATEMENTS
================================
DECEMBER 31, 1996


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Account of The Union Central Life Insurance Company (the Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account was established on February 6, 1984 by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on June 7, 1985. Carillon Account is comprised of ten subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, or TCI
Portfolios, Inc. (the "Funds").   The Funds are no-load,
diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable annuity contracts. Carillon Investments, Inc., a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central , serves as the distributor of variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc. serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life Investment Fund. MFS Fund Distributors, Inc., a wholly-owned subsidiary of MFS, is the distributor of the shares issued by the MFS Variable Insurance Trust. Twentieth Century Securities, Inc. a wholly-owned subsidiary of Twentieth Century Companies, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by TCI Portfolios, Inc.

The assets of the Account are segregated from the other assets of Union Central and the investment performance of the Account is independent of the investment performance of both Union
Central's general assets and other separate accounts.

Investment valuation - Assets of the Account are invested in shares of the Funds at the net asset value of the Fund shares.
Investments in Fund shares are subsequently valued at the net asset value of the Fund shares held.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and labilities at the date of the financial statements. Estimates also effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ for those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of Fund shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.

NOTE 2 - INVESTMENT IN AFFILIATED AND NON-AFFILIATED FUND

The subaccounts of the Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder
Variable Life Investment Fund, MFS Variable Insurance Trust, and TCI Portfolio, Inc. as of December 31, 1996:

                                            Carillon Fund, Inc.
                               ----------------------------------------------
                               Equity      Capital     Bond        S&P 500
                               Subaccount  Subaccount  Subaccount  Subaccount
                               ----------  ----------  ----------  ----------
Net asset value per share      $    19.45  $    14.95  $    10.91  $   12.13
Number of shares                5,870,920   3,242,074   1,557,741    817,364


                                    Scudder Variable Life Investment Fund
                                    -------------------------------------
                                    Money        Capital
                                    Market       Growth       International
                                    Subaccount   Subaccount   Subaccount
                                    ----------   ----------   ----------
Net asset value per share           $     1.00   $    16.50   $    13.25
Number of shares                     7,672,708    1,649,991    1,900,165

                                          MFS Variable Insurance Trust
                                        --------------------------------
                                        Growth with Income   High Income
                                         Subaccount           Subaccount
                                        ----------           ----------
Net asset value per share               $   12.98            $  10.87
Number of shares                          372,539              108,641


                                                TCI Portfolios, Inc
                                                -------------------
                                                       Growth
                                                     Subaccount
                                                     ----------
Net asset value per share                            $    10.24
Number of shares                                        376,078

NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of 1.2% of the net assets of the Account is determined daily. The charge may be increased or decreased by Union Central's Board of Directors but cannot exceed a 1.7% annual rate. The mortality risk results from a provision in the contract in which Union Central agrees to make annuity payments in accordance with the annuity tables, regardless of how long a particular annuitant or other payee lives. The expense risk assumed by Union Central is the risk that deductions for administration fees and surrender charges will be insufficient to cover actual administrative and distribution expenses.

Administrative fee - An administrative fee for Union Central, at an annual rate of 0.25% of the net assets of the Account, is determined daily. This fee is intended to defray expenses incurred by Union Central in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and contract changes, calculating accumulation unit values, reporting and other communications to contract owners, and other similar expenses and overhead costs.


NOTE 4 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31, of each year except as noted.

                                  1996          1995          1994
                                  ----          ----          ----
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value                 $41.68        $33.97        $27.15
Number of accumulation units
outstanding, end of period        2,723,705.33  2,337,986.47  1,981,958.18

Payout unit value                       $41.68        $33.97
Number of payout units
outstanding, end of period            9,142.02      9,795.88


CAPITAL SUBACCOUNT
Accumulation unit value                 $18.37        $16.21        $14.39
Number of accumulation units
outstanding, end of period        2,632,591.00  2,521,521.39  2,271,374.95


BOND SUBACCOUNT
Accumulation unit value                 $25.21        $23.87        $20.34
Number of accumulation units
outstanding, end of period          672,511.33    574,420.86    508,398.32

S&P 500 SUBACCOUNT
Accumulation unit value             $11.37<F4>
Number of accumulation units
outstanding, end of period          869,681.47

SCUDDER VARIABLE LIFE
   INVESTMENT FUND

MONEY MARKET SUBACCOUNT<F3>
Accumulation unit value                 $16.03        $15.47        $14.85
Number of accumulation units
outstanding, end of period          477,679.12    368,443.98    280,575.27

CAPITAL GROWTH
  SUBACCOUNT
Accumulation unit value                 $17.04        $14.39        $11.35
Number of accumulation units
outstanding, end of period        1,593,634.26  1,162,998.78    906,428.22

INTERNATIONAL
 SUBACCOUNT
Accumulation unit value                 $16.05        $14.19        $12.96
Number of accumulation units
outstanding, end of period        1,564,590.89  1,220,160.02  1,095,214.21


                                  1993          1992          1991
                                  ----          ----          ----
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value                 $26.63        $23.68        $21.49
Number of accumulation units
outstanding, end of period        1,723,790.37  1,312,947.47  1,057,669.36

Payout unit value
Number of payout units
outstanding, end of period

CAPITAL SUBACCOUNT
Accumulation unit value                 $14.47        $13.02        $12.24
Number of accumulation units
outstanding, end of period        1,790,938.05  1,181,036.39    627,636.09

BOND SUBACCOUNT
Accumulation unit value                 $20.98        $19.01        $17.92
Number of accumulation units
outstanding, end of period          513,613.17    348,420.48    283,492.73

S&P 500 SUBACCOUNT
Accumulation unit value
Number of accumulation units
outstanding, end of period

SCUDDER VARIABLE LIFE
   INVESTMENT FUND

MONEY MARKET SUBACCOUNT<F3>
Accumulation unit value                 $14.53        $14.37         $14.12
Number of accumulation units
outstanding, end of period          119,598.28    120,546.54      83,622.68

CAPITAL GROWTH
  SUBACCOUNT
Accumulation unit value                 $12.75    $10.70<F2>
Number of accumulation units
outstanding, end of period          439,913.95     70,218.22

INTERNATIONAL
  SUBACCOUNT
Accumulation unit value                 $13.26    $9.76<F2>
Number of accumulation units
outstanding, end of period          362,171.94     43,624.42

                               1990        1989        1988        1987
                               ----        ----        ----        ----
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value            $14.98      $17.98      $16.32      $12.57
Number of accumulation units
outstanding, end of period     936,036.25  799,268.16  561,681.97  521,066.65

Payout unit value
Number of payout units
outstanding, end of period

CAPITAL SUBACCOUNT
Accumulation unit value        $9.85<F1>
Number of accumulation units
outstanding, end of period     279,289.41

BOND SUBACCOUNT
Accumulation unit value            $15.42      $14.40      $13.20      $12.48
Number of accumulation units
outstanding, end of period     285,369.81  250,631.38  225,777.14  224,899.83


S&P 500 SUBACCOUNT
Accumulation unit value
Number of accumulation units
outstanding, end of period

SCUDDER VARIABLE LIFE
   INVESTMENT FUND

MONEY MARKET SUBACCOUNT<F3>
Accumulation unit value            $13.58      $12.71      $11.85      $11.23

Number of accumulation units
outstanding, end of period     103,404.70   75,006.15   52,665.63   50,466.90

CAPITAL GROWTH
  SUBACCOUNT
Accumulation unit value
Number of accumulation units
outstanding, end of period

INTERNATIONAL
  SUBACCOUNT
Accumulation unit value
Number of accumulation units
outstanding, end of period

CAPTION

                                             1996
MFS VARIABLE
INSURANCE TRUST

GROWTH WITH INCOME
  SUBACCOUNT
Accumulation unit value                      $11.35<F4>
Number of accumulation units
outstanding, end of period                   425,068.19

HIGH INCOME
 SUBACCOUNT
Accumulation unit value                      $10.84<F4>
Number of accumulation units
outstanding, end of period                   108,772.82

TCI PORTFOLIOS, INC.

GROWTH
SUBACCOUNT
Accumulation unit value                      $9.06<F4>
Number of accumulation units
outstanding, end of period                   424,022.29


<F1>  Commencement of operations was May 1, 1990, with a beginning accumulation unit value of $10.00.
<F2>  Commencement of operations was May 1, 1992, with a beginning accumulation unit value of $10.00.
<F3>  Assets of Carillon Money Market Subaccount were transferred to the
Scudder Money Market Subaccount on November 12, 1993.
<F4> Commencement of operations was May 1, 1996, with a beginning accumulation value of $10.00.


          Consolidated Financial Statements


               The Union Central Life
          Insurance Company and Subsidiaries

        Years ended December 31, 1996 and 1995
         with Report of Independent Auditors

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONSOLIDATED FINANCIAL STATEMENTS


          Years ended December 31, 1996 and 1995


                             CONTENTS
                                                      Page



Report of Independent Auditors.......................... 1

Consolidated Balance Sheets as of
December 31, 1996 and 1995.............................. 2

Consolidated Statements of Income for the years ended
December 31, 1996 and 1995.............................. 3

Consolidated Statements of Equity for the years ended
December 31, 1996 and 1995.............................. 4

Consolidated Statements of Cash Flows for the years
ended December 31, 1996 and 1995........................ 5

Notes to Consolidated Financial Statements.............. 6

(letterhead)
ERNST & YOUNG LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202
Phone: 513 621 6454

                     Report of Independent Auditors

To the Board of Directors
The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1996, and 1995, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ ERNST & Young LLP


March 24, 1997

The Union Central Life Insurance Company and Subsidiaries
              Consolidated Balance Sheets
                    (in thousands)

                                                       December 31,
                                                 -----------------------
                                                    1996         1995
                                                 ----------   ----------
ASSETS
Investments:
  Fixed maturities available-for-sale
    at fair value (amortized cost:               $2,749,772   $2,817,219
    1996 - $2,727,178; and 1995 - $2,744,458)
  Equity securities available-for-sale
    at fair value
    (cost: 1996 - $54,504 and 1995 - $45,998)        61,458       51,824
  Cash and short-term investments                     1,040       11,438
  Other invested assets                              42,490       34,058
  Mortgage loans                                    663,351      591,978
  Real estate                                        58,601       61,196
  Policy loans                                      206,889      207,855
                                                 ----------   ----------
Total investments                                 3,783,601    3,775,568


Accrued investment income                            47,491       46,868
Deferred policy acquisition costs                   414,458      383,563
Property, plant and equipment, at cost,
 less accumulated depreciation
 (1996 - $55,798 and 1995 - $53,726)                 22,561       21,679
Federal income tax recoverable                        6,394        --
Other assets                                         89,251       79,141
Separate account assets                           1,000,469      729,792
                                                 ----------   ----------
   Total assets                                  $5,364,225   $5,036,611
                                                 ==========   ==========

LIABILITIES AND EQUITY
Policy liabilities:
   Future policy benefits                        $1,892,875   $1,861,520
   Deposit funds                                  1,568,566    1,595,829
   Policy and contract claims                        28,413       28,587
   Policyholders' dividends                          37,492       35,957
                                                 ----------   ----------
      Total policy liabilities                    3,527,346    3,521,893

Deferred revenue                                    130,176      134,464
Accrued commissions, expenses and taxes              16,373       24,461
Other liabilities                                    49,604       41,768
Deferred federal income taxes                        35,149       42,892
Federal income tax payable                            --             890
Surplus notes payable                                49,740        --
Separate account liabilities                      1,014,960      735,334
                                                 ----------   ----------
   Total liabilities                              4,823,348    4,501,702

MINORITY INTEREST IN SUBSIDIARY'S EQUITY             46,076       49,165

EQUITY
Policyholders' equity                               481,799      456,203
Unrealized gain on
  available-for-sale securities                      13,002       29,541
                                                 ----------   ----------
    Total equity                                    494,801      485,744
                                                 ----------   ----------
    Total liabilities and equity                 $5,364,225   $5,036,611
                                                 ==========   ==========

The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF INCOME
                       (in thousands)

                                               Year ended December 31
                                               ----------------------
                                                 1996         1995
                                                 ----         ----
REVENUE
   Insurance revenue:
      Traditional insurance premiums             $136,448     $133,068
      Universal life policy charges                77,149       69,088
      Annuities                                    34,740       35,128
   Net investment income                          296,912      290,548
   Net realized losses on investments             (19,113)      (7,147)
   Other                                            6,162        7,074
                                                 --------     --------
      Total revenue                               532,298      527,759

BENEFITS AND EXPENSES
   Benefits                                       184,368      170,208
   Increase in reserves for
      future policy benefits                        2,985       12,132
   Interest expense:
      Universal life                               50,461       47,683
      Investment products                          95,654      100,081
   Underwriting, acquisition
      and insurance expenses                      130,582      135,273
   Policyholders' dividends                        17,306       20,247
                                                 --------     --------

      Total benefits and expenses                 481,356      485,624

   Income before federal income taxes
      and minority interest in
      subsidiary (income) loss                     50,942       42,135
   Federal income tax expense                      22,642       14,347
                                                 --------     --------
   Income before minority interest in
       subsidiary (income) loss                    28,300       27,788
   Minority interest in
       subsidiary (income) loss                    (2,704)       1,458
                                                 --------     --------
   Net Income                                    $ 25,596     $ 29,246
                                                 ========     ========


The accompanying notes are an integral part of the financial statements.

       THE UNION CENTRAL LIFE INSURANCE COMPANY
          CONSOLIDATED STATEMENTS OF EQUITY
                     (in thousands)

                                        Unrealized
                                       Gain (Loss)
                                      on Available-
                       Policyholders'    for-Sale        Total
                          Equity        Securities      Equity
                       -------------  -------------    ---------
Balance at
December 31, 1994      $ 426,957        $(100,401)     $ 326,556

Net income                29,246            --            29,246
Net unrealized
 appreciation              --             129,942        129,942
                       ---------        ---------      ---------

Balance at
December 31, 1995        456,203           29,541        485,744
                       ---------        ---------      ---------

Net income                25,596            --            25,596
Net unrealized
 depreciation              --             (16,539)       (16,539)
                       ---------        ---------      ---------

Balance at
December 31, 1996      $ 481,799        $  13,002      $ 494,801
                       =========        =========      =========


The accompanying notes are an integral part of the financial statements.

  THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (in thousands)

                                               Year ended December 31
                                               ----------------------
                                                 1996         1995
OPERATING ACTIVITIES
Net income                                       $   25,596   $   29,246

Adjustments to net income not affecting cash:
 Interest credited to interest
   sensitive products                                95,654      100,081
 Interest credited to universal life policies        50,461       47,683
 Accrual of discounts on investments, net            (1,487)      (4,443)
 Net realized losses on investments                  19,113        7,147
 Depreciation                                         6,472        4,019
 Amortization of deferred policy
   acquisition costs                                 33,523       35,744
 Amortization of deferred revenue                    (6,476)      (8,974)
 Deferred federal income taxes (benefit)              4,134       (2,429)
Change in operating assets and liabilities:
 Accrued investment income                             (623)      (2,885)
 Policy cost deferred                               (40,471)     (41,246)
 Revenue deferred                                     2,188        4,656
 Policy liabilities                                 (72,417)     (41,922)
 Federal income tax recoverable (payable)               (54)         845
 Change in other liabilities                        (17,127)     (12,634)
 Other items, net                                    11,557        5,048
                                                 ----------   ----------
Cash Provided by Operating Activities               110,043      119,936
                                                 ----------   ----------
INVESTING ACTIVITIES
Costs of investments acquired                    (3,393,082)   2,879,846)
Proceeds from sale, maturity or repayment of
 investments                                      3,297,247    2,779,000
(Increase) decrease in policy loans                     966       (1,037)
Purchases of property and equipment, net             (6,986)      (4,249)
                                                 ----------   ----------
 Cash Used in Investing Activities                 (101,855)    (106,132)
                                                 ----------   ----------
FINANCING ACTIVITIES
Receipts from universal life and
  investment contracts                              534,974      514,772
Withdrawals from universal life and
  investment contracts                             (603,300)    (529,487)
Cash provided by issuance of surplus notes           49,740        --
                                                 ----------   ----------

 Cash Used by Financing Activities                  (18,586)     (14,715)
                                                 ----------   ----------
 Decrease in cash and short term investments        (10,398)        (911)
                                                 ----------   ----------
 Cash and short term investments
    at beginning of year                             11,438       12,349
                                                 ----------   ----------
 Cash and short term investments
    at end of year                               $    1,040   $   11,438
                                                 ==========   ==========
Supplemental disclosure of
  cash flow information:
Cash paid during the year
  for federal income taxes                          $27,905      $20,785



The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Organization

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and its subsidiaries: The Manhattan Life Insurance Company (Manhattan Life), a mixed charter life insurance company of which Union Central owns 73% of the outstanding guarantee capital shares, Carillon Advisers, Inc.
(CAI), a registered investment advisor company, wholly owned, Carillon Investments, Inc. (CII) a broker dealer, wholly owned, and Carillon Marketing Agency, Inc. (CMAI) an insurance agency, wholly owned. The consolidated entity will be referred to as "the Company". All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a variable products mutual fund consisting of four investment portfolios (equity, bond, asset allocation, and S&P 500 indexed); Carillon Investment Trust, a mutual fund; and Summit Investment Trust, a high-yield mutual fund. In addition, Carillon Advisors, Inc., owns 51% of First Summit Capital Management, a registered investment advisor.

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states in the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Accounting Changes

On November 15, 1995, the Financial Accounting Standards Board
(FASB) issued a Special Report "A Guide to Implemention of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities"(SFAS 115 Special Report). In accordance with provisions in the SFAS 115 Special Report, the Company reclassified all "Held-to-Maturity" securities to "Available-for-Sale." The adoption had an immaterial effect on the Company's equity.

In 1995, the Company adopted FASB Statement No. 114," Accounting by Creditors for Impairment of a Loan" as amended by FASB
Statement No. 118, "Accounting by Creditors for Impairment of a
Loan-Income Recognition and Disclosures." The effect of adoption was immaterial.

Investments

Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:


   * Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

   * Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

   *   Policy loans are reported at unpaid balances.

   *   Cash and short-term investments presented on the Balance
       Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses, net of related deferred policy acquisition cost amortization, on sales of investments, and declines in the value of investments judged to be other-than-temporary, are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses," and the effect of realized gains and losses on deferred policy acquisition cost amortization is restored or amortized and is netted against "Net realized losses on investments". Amortization of deferred policy acquisition costs totalled $33,523,000 and $35,774,000, net of the effect of realized losses on amortization of ($9,176,000) and ($5,180,000) for the years ended December 31, 1996 and 1995, respectively. Deferred policy acquisition costs for participating life and universal life business are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. These adjustments totalled $7,143,000, and $21,914,000 at 1996 and 1995, respectively.

Property, Plant and Equipment

Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; and such adjustments are included in current operations.

Dividends to Policyholders

Union Central's dividend liability is the amount estimated to have accrued to policyholders' as of each year end. Manhattan
Life's dividend liability is based on the dividend scale in effect at the time the policy was issued.

Separate Accounts

Separate Account assets and liabilities reported in the accompanying financial statements pertain to segregated funds which are administered for pension and other clients, including purchasers of Union Central's variable insurance and annuity contracts. Other than amounts derived from, or otherwise attributable to, the General Account (which amounts are included in surplus), assets of Separate Accounts are not available to fund the liabilities of the General Account. Separate Account assets include common stocks, long-term bonds, mortgages and short-term investments. Separate Account liabilities represent reserves established to meet withdrawal and future benefits payment contractual provisions. Union Central derives certain fees for maintaining and managing the Separate Accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular Separate Account.
Investment risk associated with market value changes are borne by the owner of the contract and not by Union Central.

Recognition of Premium Revenues and Related Costs

POLICY LIABILITIES, REVENUES, BENEFITS AND EXPENSES

Traditional Insurance Products
Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible and adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.25% to 5.50% for the years ended 1996 and 1995.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed 30 years, using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are being amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserve for future policy benefits. The future investment yields are assumed to range from 7.36% to 8.62% for the years ended 1996 and 1995. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products

Interest sensitive products include universal life and single premium whole life products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.75% to 7.60% for the years ended 1996 and 1995.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years.

Group Products

Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.

The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that range from 2.00% to 6.00% for the years ended 1996 and 1995.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products

Pension products include deferred annuities, guaranteed investment contracts and payout annuities. Revenues for the deferred annuity products and guaranteed investment contracts consist of investment income on policy funds, asset charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity and guaranteed investment contracts products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due and expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts and guaranteed investment contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2.00% to 6.00% for the years ended 1996 and 1995.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity

Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve ((GCR) see Note 5 for further discussion) but before policyholder dividends. Manhattan Life's policyholders' and minority shareholders' share of profits/losses are included in minority interest in subsidiary's (income) loss in the Statements of Income. Manhattan Life's policyholders' and minority shareholders' equity is included in minority interest in subsidiary's equity in the Balance Sheets, and includes policyholders' and minority shareholders' share of Manhattan Life's change in unrealized gains or (losses) on available for sale securities. (See Note 5 for more in-depth discussion of Manhattan Life's corporate charter.)

Federal Income Taxes

The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

NOTE 2 - INVESTMENTS

Available-for-sale securities are summarized as follows:


                                   Cost or    Gross    Gross
                                 Amortized Unrealized Unrealized Fair
                                    Cost      Gains   (Losses)   Value
                                    ----      -----   --------   -----
                                                 (in thousands)

December 31, 1996:
-----------------
U.S. treasury securities
 and obligations of U.S.
 government corporations
 and agencies                      $   49,325 $   325  $   (189) $   49,461
Corporate securities and other      1,484,274   4,617    (9,385)  1,509,506
Mortgage-backed securities
and collateralized mortgage
obligations                         1,185,669  17,289   (20,409)  1,182,549
Debt securities issued by
foreign governments                     7,910     346      --        8,256
                                   ---------- -------  --------  ----------
   Subtotal                         2,727,178  52,577   (29,983)  2,749,772

Equity securities                      54,504   6,997       (43)     61,458
                                   ---------- -------  --------  ----------
   Total                           $2,781,682 $59,574  $(30,026) $2,811,230
                                   ========== =======  ========  ==========




                                   Cost or    Gross    Gross
                                 Amortized Unrealized Unrealized Fair
                                    Cost      Gains   (Losses)   Value
                                    ----      -----   --------   -----
                                                 (in thousands)

December 31, 1995:
-----------------
U.S. treasury securities
 and obligations of U.S.
 government corporations
 and agencies                      $   84,278 $  1,689 $  --     $   85,967
Corporate securities and other      1,290,356   77,993   (5,548)  1,362,801
Mortgage-backed securities
 and collateralized mortgage
 obligations                        1,364,415   30,116  (30,880)  1,363,651
Debt securities issued by
 foreign governments                    5,409       42     (651)      4,800
                                   ---------- -------- --------  ----------

   Subtotal                         2,744,458  109,840  (37,079)  2,817,219

Equity securities                      45,998    5,826    --         51,824
                                   ---------- -------- --------  ----------
   Total                           $2,790,456 $115,666 $(37,079) $2,869,043
                                   ========== ======== ========  ==========


Fixed maturity available-for-sale securities, at
December 31, 1996, are summarized by stated maturity as follows:

                                                 Amortized    Fair
                                                 Cost         Value
            (in thousands)
Due in one year or less                          $    4,859   $    4,923
Due after one year through five years               193,625      197,055
Due after five years through ten years              622,628      632,021
Due after ten years                                 227,356      228,858
                                                 ----------   ----------
      Subtotal                                    1,048,468    1,062,857

Mortgage-backed securities                        1,185,669    1,182,549
Other securities with multiple
 repayment dates                                    493,041      504,366
                                                 ----------   ----------

      Total                                      $2,727,178   $2,749,772
                                                 ==========   ==========

Significant components of the unrealized gain on available-for-sale securities included in equity on the accompanying
Balance Sheets are as follows:


                                               Year Ended December 31,
                                               ----------------------
                                                 1996         1995
                                                 ----         ----
                                                     (in thousands)
Gross unrealized gain on available-
 for-sale securities                             $   29,548   $   78,587
Amortization of deferred policy
 acquisition costs                                   (7,143)     (21,914)
Minority interests                                   (1,573)      (7,426)
Deferred taxes                                       (7,830)     (19,706)
                                                 ----------   ----------
Net unrealized gain on available-
for-sale securities                              $   13,002   $   29,541
                                                 ==========   ==========

See Note 10 for discussion of the methods and assumptions used by the Company in estimating the fair values of fixed maturity available-for-sale securities.

At December 31, 1996 and 1995, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB-" and higher on Standard and Poor's bond ratings) corporate bonds of $177,364,000 and $127,215,000. Those holdings amounted to 6.5% and 4.5%, respectively, of the Company's investments in bonds and 3.3% and 2.5%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

                                              Year Ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Proceeds                                         $3,170,351   $2,679,377
Gross realized gains                                 28,154       33,705
Gross realized losses                                55,069       44,778


At December 31, 1996 and 1995, investments in bonds of $6,452,000 and $4,683,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company has no material off-balance sheet risk.

Mortgage loans are stated at their aggregate unpaid balances on the Balance Sheets, less unamortized discounts.
Activity in the allowance for mortgage loss is summarized as follows:

                                              Year Ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Balances at the beginning of the year            $   2,711    $   2,836
   Provisions (release of provisions)
     for potential mortgage loan loss                  263        1,875
   Losses charged against the mortgage
     loan loss reserve                                (750)      (2,000)
                                                 ---------    ---------
Balance at the end of the year                   $   2,224    $   2,711
                                                 =========    =========

The provision for mortgage losses has fluctuated between periods. The Company establishes the mortgage reserve based upon its continuing review of the mortgage portfolio and individual problem mortgages. The allowance for potential loan losses is affected to a significant degree by general economic conditions. While the Company believes it has provided adequate mortgage reserves, subsequent economic and market conditions may require establishing additional reserves.

The Company's mortgage portfolio is monitored closely through the review of loan and property information such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors such as geographic and property-type loan concentrations. This evaluation is part of the regular review to determine whether adjustments to the allowance for potential loan losses are warranted. Management believes the mortgage loss reserve is sufficient to provide for potential loan losses. However, management cannot predict with assurance where the economy is headed or how the mortgage and real estate portfolios would be affected by various economic circumstances.


A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $2,224,000 and $2,711,000 at December 31, 1996 and 1995, respectively) follows:

                                                   December 31, 1996
                                                 -----------------------
                                                 Principal    Percent of
Region                                           Balance      Principal
------                                           ---------    ----------
                                                     (in thousands)


   New England and Mid-Atlantic                  $  75,893     11.4%
   South Atlantic                                  109,859     16.5
   North Central                                   150,586     22.6
   South Central                                    70,968     10.7
   Mountain                                         93,394     14.0
   Pacific                                         164,875     24.8
                                                 ---------    ------
      Total                                      $ 665,575    100.0%
                                                 =========    ======
   Property Type

   Apartment and residential                     $ 106,099     15.9%
   Warehouses and industrial                       111,363     16.7
   Retail and shopping center                      225,105     33.8
   Offices                                         199,011     30.0
   Other                                            23,997      3.6
                                                 ---------    ------
      Total                                      $ 665,575    100.0%
                                                 =========    ======


                                                    December 31, 1995
                                                 -----------------------
                                                 Principal    Percent of
Region                                           Balance      Principal
------                                           ---------    ----------
                                                     (in thousands)

   New England and Mid-Atlantic                  $  89,760     15.1%
   South Atlantic                                   80,576     13.5
   North Central                                   141,540     23.8
   South Central                                    62,353     10.5
   Mountain                                         73,483     12.4
   Pacific                                         146,977     24.7
                                                 ---------    ------
      Total                                      $ 594,689    100.0%
                                                 =========    ======
   Property Type

   Apartment and residential                     $ 137,949     23.2%
   Warehouses and industrial                        94,864     16.0
   Retail and shopping center                      184,416     31.0
   Offices                                         172,314     29.0
   Other                                             5,146       .8
                                                 ---------    ------
      Total                                      $ 594,689    100.0%
                                                 =========    ======

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $17,383,000 at December 31, 1996 and 1995, and accumulated depreciation totalled $4,212,000 and $3,839,000 at December 31, 1996 and 1995, respectively. The net book value of foreclosed real estate was $45,430,000 and $47,652,000 at December 31, 1996 and 1995, respectively.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded as an asset and is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances will be established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1996 and 1995. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1996 and 1995 are summarized as follows:

                                         December 31, 1996
                               ------------------------------------------
                               Direct      Assumed  Ceded      Net
                               ------      -------  -----      ---
                                           (in thousands)

Life insurance in force        $29,748,174 $595,713 $4,177,415 $26,166,472
Premiums and other
  considerations:
 Traditional insurance
  premiums and universal life  $   231,158 $ 10,693 $   28,254 $   213,597
 Annuity                            34,740    --         --         34,740
                               ----------- -------- ---------- -----------
Total                          $   265,898 $ 10,693 $   28,254 $   248,337
                               =========== ======== ========== ===========

                                         December 31, 1995
                               ------------------------------------------
                               Direct      Assumed  Ceded      Net
                               ------      -------  -----      ---
                                           (in thousands)


Life insurance in force        $29,548,758 $667,125 $4,037,446 $26,178,437
                               =========== ======== ========== ===========
Premiums and other
  considerations:
 Traditional insurance
  premiums and universal life  $   216,126 $ 11,122 $   25,092 $   202,156
 Annuity                            35,128    --         --         35,128
                               ----------- -------- ---------- -----------
   Total                       $   251,254 $ 11,122 $   25,092 $   237,284
                               =========== ======== ========== ===========


Benefits paid or provided were reduced by $18,747,000 and $27,155,000 at December 31, 1996 and 1995, respectively, for estimated recoveries under reinsurance treaties.

Union Central had ceded 22.5% of a block of ordinary life insurance under a coinsurance/modified coinsurance agreement in 1988. The amount of life insurance in-force ceded under the agreement was $160,127,000 at December 31, 1995. This reinsurance agreement was terminated January 1, 1996. There was no effect on net income in 1996.

The Company, nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows :

                                                    December 31,
                                                    ------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Deferred tax liabilities:
  Deferred policy acquisition costs              $ 146,947    $ 141,329
  Basis differences on bonds                         1,740          784
  Unrealized gains - SFAS 115                        7,830       19,706
  Other                                              2,647        2,745
                                                 ---------    ---------
         Total deferred tax liabilities            159,164      164,564
                                                 ---------    ---------
Deferred tax assets:
  Policyholder dividends                            11,100       11,994
  Future policy benefits                            76,471       74,240
  Premium - based DAC adjustment                    23,643       21,253
  Investment valuation reserves                      1,147        1,610
  Retirement plan accruals                           9,494        9,976
  Investment income differences                        273          479
  Basis differences on bonds and mortgages             266          266
  Other                                              1,621        1,854
                                                 ---------    ---------
    Total deferred tax assets                      124,015      121,672
                                                 ---------    ---------
    Net deferred tax liabilities                 $  35,149    $  42,892
                                                 =========    =========

Significant components of the provision for income taxes attributable to continuing operations are as follows:


                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
   Current                                       $  18,509    $  16,776
   Deferred                                          4,133       (2,429)
                                                 ---------    ---------
      Total                                      $  22,642    $  14,347
                                                 =========    =========


Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central and the small company deduction for life insurance companies that was available to Manhattan Life prior to completing the reverse stock split transaction described in Note 14.

Prior to 1984, a portion of Manhattan Life's income was not subject to income tax, but was accumulated for income tax purposes in a special memorandum tax account designated "policyholders' surplus account" (PSA). Under provisions of the Tax Reform Act of 1984, the PSA was frozen at its December 31, 1983 balance. The PSA will become subject to tax at current rates if these amounts are distributed or if the balance of the account exceeds certain limitations under the Internal Revenue Code. The balance in the PSA at December 31, 1996 was $1,348,000 and the maximum tax at current rates would be $472,000.

NOTE 5 - SHAREHOLDER DIVIDENDS AND RESTRICTION ON TRANSFER OF
FUNDS FROM SUBSIDIARY

As stated in Note 1, Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eight/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve (GCR) but before policyholder dividends.

In administering Manhattan Life's charter's profit-sharing provision, Manhattan Life and the New York Insurance Department (the Department) have deemed the shareholders' portion of Manhattan Life's profits to be equal to $1 for every $7 of policyholder dividends paid on traditional, participating contracts. Manhattan Life's charter provides for three types of shareholder distributions, including distribution based on profits:

   a) Interest at a specified rate on the par value of the guarantee capital shares issued and outstanding

        ($195,000 annually), which may be paid in any year dividends are distributed to policyholders and is not subject to prior regulatory approval,
   b) A distribution of the shareholders' portion of Manhattan Life's profits. Such amounts may, at the discretion of the Company's Board of Directors, be distributed as a stock dividend of additional guarantee capital shares, paid in cash subject to certain limits and prior regulatory approval, or reserved for the benefit of the shareholders in the GCR, and
   c) Interest, at the Company's portfolio earnings rate on invested assets, on the accumulated balance in the GCR.

Manhattan Life's cash distributions to shareholders are subject to prior approval by the Department. Further, Manhattan Life and the Department have agreed to the following guidelines under which shareholder distributions from the GCR would be permitted, subject to prior approval by the Department:

   If Manhattan Life's statutory-basis surplus is less than or equal to 9% of its statutory policy reserves, then principal and interest distributions are limited to the lesser of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year's increase in statutory surplus or,

   If its statutory-basis surplus exceeds 9% of statutory policy reserves, the principal and interest distributions are limited to the greater of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year increase in statutory surplus.

The foregoing limits are subject to adjustment, by the Department, for unusually large realized gains or the effects of surplus relief reinsurance transactions. Since Union Central plans to eliminate minority interests in the Manhattan Life's guarantee capital shares by using a reverse stock split to reduce all outstanding minority shares to fractional shares payable in cash, Manhattan Life made no cash dividend payments to its shareholders from principal or interest accumulated in the GCR for the year ended December 31, 1996. See Note 14 of Notes to the Consolidated Financial Statements for detailed discussion about the reverse stock split. Based on the formula described above, no shareholder dividends were made for the year ended December 31, 1995, as Manhattan Life recorded both a statutory loss before net realized gains and losses and a decrease in statutory surplus.

The GCR represents a restricted segment of statutory unassigned surplus, and as such, does not represent a commitment or liability to pay shareholder dividends. For financial statements prepared in accordance with generally accepted accounting principles, the GCR is included in shareholders' equity. The balance in the GCR of $16,127,000 and $14,910,000 and the Company's share of $11,740,000 and $10,854,000 is included in "Policyholders' equity" on the Balance Sheets at December 31, 1996 and 1995, respectively. The minority shareholders' share of the GCR is included in minority interest in the Balance Sheets. The ratio of Manhattan Life's surplus to its policy reserves was 7.59% and 7.70%, respectively. Interest added to the GCR amounted to $1,230,000 and $995,000, for the years ended December 31, 1996 and 1995, respectively.

The following table summarizes the allocation of the Manhattan
Life's net income between the shareholders and the policyholders:

                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Distributable income:
   Net income                                    $   1,832    $   1,446
   Policyholders' dividends and
      participation in operations                    4,222        3,157
   Less interest credited to GCR                    (1,230)        (995)
                                                 ---------    ---------
         Distributable income                    $   4,824    $   3,608
                                                 =========    =========
Shareholders' share of net income:
   1/8 of distributable income                   $     602          451
   Interest credited to GCR                          1,230          995
                                                 ---------    ---------
         Net income                              $   1,832    $   1,446
                                                 =========    =========
Union Central's share                            $   1,334    $   1,052
                                                 =========    =========
Other shareholders' share of distributable
 income (included in minority interest in
 subsidiary (income) loss in the Statements
 of Income)
                                                 $     498    $     394
                                                 =========    =========
Policyholders' 7/8th share of distributable
 income (included in minority interest in
 subsidiary (income) loss in the Statements
 of Income)                                      $   4,222    $   3,157
                                                 =========    =========


Manhattan Life is the only existing life insurance company domiciled in New York which has authorized and outstanding guarantee capital shares. Neither applicable New York state law nor Manhattan Life's charter contain express provisions establishing the extent of the interest of the holders of the guarantee capital shares in the statutory unassigned surplus (total surplus less guarantee capital shares and GCR) of Manhattan Life and there has never been a judicial determination of the extent of such interest. Further, the laws applicable to Manhattan Life do not provide for its voluntary liquidation or dissolution; the Company may only be liquidated under the supervision of the New York Superintendent of Insurance in the event of insolvency. In such a liquidation or dissolution, the entire assets of Manhattan Life would be used to satisfy claims of creditors and policyholders and there would be no statutory unassigned surplus for distribution to the holders of the guarantee capital shares. Accordingly, in the opinion of counsel to Manhattan Life, no unqualified legal opinion can be rendered as to the degree, if any, to which the holders of the guarantee capital shares would be entitled to participate in any current or liquidating distribution of unassigned surplus. However, in the view of such counsel, if there should occur a liquidation or other winding-up of Manhattan Life's business in which assets exceeded liabilities on policies and the claims of other creditors, or if there should occur a partial distribution of surplus in the absence of such a liquidation or winding-up, although there are reasonable arguments which could be made to the effect that the entire unassigned surplus would be distributable solely to the policyholders or solely to the shareholders, the more likely outcome if the question should be litigated is that it would be held that one-eighth of the unassigned surplus would be distributable to the shareholders and seven-eighths to the policyholders.


NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The leases for office space for Manhattan Life and various field agency offices vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $3,907,000 and $3,413,000 in 1996 and 1995, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases totalled $182,000 and $206,000 in 1996 and 1995, respectively.

At December 31, 1996, the future minimum lease payments for all noncancelable operating leases are as follows:

                                                 Year         Amount
                                                 ----         ------
                                                    (in thousands)

                                                 1997         $ 3,847
                                                 1998           3,047
                                                 1999           2,362
                                                 2000           2,057
                                                 2001           1,923
                                                 After 2001     2,621
                                                              -------
                                                 Total        $15,857
                                                              =======

The Company also has capital leases for office furniture.
Lease expense under these leases was $466,000 and $493,000 in 1996 and 1995, respectively.

At December 31, 1996 the future minimum lease payments for all noncancelable capital leases are as follows:

                                                 Year         Amount
                                                 ----         ------
                                                    (in thousands)

                                                 1997         $   470
                                                 1998             470
                                                 1999             470
                                                 2000             470
                                                 2001              39
                                                              -------
                                                 Total        $ 1,919
                                                              =======


Other Commitments

At December 31, 1996, the Company has outstanding agreements to fund 41 mortgages totalling $37,280,000 in early 1997. In addition, the Company has committed to invest $20,800,000 in limited partnerships during the years 1997 to 2000. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. There were no charges to income in 1996 or 1995. The estimated liability of $1,399,000 at December 31, 1996 was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and is included in "Other liabilities" on the Balance Sheets.

NOTE 7 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central and Manhattan Life file statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union Central's state of
domicile.   Manhattan Life's statutory - basis financial
statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of New York, Manhattan Life's state of domicile. Surplus as reflected in the statutory-basis financial statements are as follows:

                               Year ended December 31,
                               -----------------------
                                 1996          1995
                                 ----          ----
                                      (in thousands)
Capital and surplus
   Union Central                 $   277,202   $   201,493
                                 ===========   ===========
   Manhattan Life                $    28,211   $    28,770
                                 ===========   ===========

The National Association of Insurance Commissioners is currently in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. The project, expected to be completed in 1999 will likely change certain prescribed accounting practices, and may result in changes to the accounting practices the Company uses to prepare its statutory financial statements.


NOTE 8 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The contributions totalled $2,750,000 and $2,393,000 in 1996 and 1995, respectively. The Company's funding policy is to contribute an amount between the minimum required to meet ERISA funding standards and the maximum amount that can be deducted for federal income tax purposes.

Pension expense includes the following components:

                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)
Service cost-benefits earned during the year     $ 1,982      $ 1,913

Interest cost on projected benefit obligation      5,330        4,453
Actual return on plan assets                      (4,786)      (4,286)
Net amortization and deferral                        625          639
                                                 -------      -------
Net pension expense included in "Underwriting,
 acquisition, and insurance expenses"
 at end of year                                  $ 3,151      $ 2,719
                                                 =======      =======

The following table setting forth the Plans' funded status and the pension liability included in "Other liabilities" in the Company's Balance Sheets is based on the latest actuarial report available, which is as of October 1, 1996 and 1995.

Union Central
                                                   December 31,
                                                   ------------
                                                 1996         1995
                                                 ----         ----
                                                  (in thousands)
Actuarial present value
 of benefit obligations:
   Accumulated benefit obligation,
   including vested benefits of
   $43,920 and $34,444 for 1996
   and 1995 respectively                         $ 50,954     $ 39,714
                                                 ========     ========
Projected benefit obligation                     $ 60,216     $ 47,122
   Plan assets at fair value                       41,912       38,062
                                                 --------     --------
   Projected benefit obligation
      higher than plan assets                      18,304        9,060

Unrecognized net gain                             (16,184)      (7,718)
Unrecognized net obligation being
 recognized over 15 years                             409          450
Adjustment required to recognize
 minimum liability                                  6,514          348
                                                 --------     --------
Pension liability included in
 "Other liabilities" at end of year              $  9,043     $  2,140
                                                 ========     ========

Manhattan Life

                                                   December 31,
                                                   ------------
                                                 1996         1995
                                                 ----         ----
                                                  (in thousands)


Actuarial present value
 of benefit obligations:
   Accumulated benefit obligation,
     including vested benefits of
     $17,674 and $16,084 for 1996
     and 1995 respectively                       $ 17,886     $ 16,173
                                                 ========     ========

   Projected benefit obligation                   $ 19,840     $ 18,239
   Plan assets at fair value                       16,865       16,616
                                                 --------     --------
   Projected benefit obligation
     higher than plan assets                        2,975        1,623
Unrecognized net (gain) loss                       (1,344)         249
Prior service cost not yet recognized
  in net periodic pension cost                        (11)         (14)
Unrecognized net obligation being
  recognized over 15 years                           (325)        (371)
Adjustment required to recognize
  minimum liability                                   135           60
                                                 --------     --------
Pension liability included in
  "Other liabilities" at end of year             $  1,430     $  1,547
                                                 ========     ========

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

Union Central
                                                     December 31,
                                                     ------------
                                                   1996        1995
                                                   ----        ----
                                                    (in thousands)

Assumptions used to determine
the status of the plans were:
 Discount rate    7.25%   8.50%
 Rate of increase in future compensation levels    4.25%       5.00%
 Expected long-term rate of return on assets       8.50%       8.50%


Manhattan Life
                                                     December 31,
                                                     ------------
                                                   1996        1995
                                                   ----        ----
                                                    (in thousands)
Assumptions used to determine
the status of the plans were:
 Discount rate    7.25%   8.00%
 Rate of increase in future compensation levels    4.25%        5.00%
 Expected long-term rate of return on assets       8.50%        8.00%


Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December 31, 1996 and 1995, Union Central's and Manhattan Life's pension plans invested $37,261,000 and $32,460,000, respectively, in affiliated mutual funds.

The Company has contributory savings plans for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. These plans allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to these Plans were $1,199,000 and $1,206,000 for 1996 and 1995, respectively. The value of the Plans' assets were $43,905,000 and $37,401,000 at December 31, 1996 and 1995, respectively. The assets are held in the Company's deposit fund, in guaranteed interest contracts, or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1996 and 1995, $17,436,000 and $14,718,000,
respectively, was invested in affiliated mutual funds.

NOTE 9 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. The plans provide postretirement medical and life benefits to full time employees who have worked 15 years and attained age 55 while in service with the Company. The plans are contributory and contains other cost-sharing features such as deductibles and coinsurance. The accounting of the plans anticipates future cost-sharing changes which are consistent with the Company's expressed intent to require current and future retirees to pay the cost of medical, prescription drug and dental benefits in excess of 175 percent of the costs incurred by the Company to provide such benefits in 1993.

The accumulated postretirement benefit obligation ("APBO") at December 31, 1996, and 1995 totalled $19,294,000 and $19,027,000, respectively.
The following table presents the plan's funded status reconciled with amounts recognized in the Company's Balance Sheets:


                                                   December 31,
                                                   ------------
                                                  1996         1995
                                                  ----         ----
                                                  (in thousands)
Plan Assets:                                      $ 6,934      $ 6,052
Accumulated postretirement benefit obligation:
   Retirees                                        12,610       12,298
   Fully eligible active plan participants          2,541        3,353

Other active plan participants                      4,143        3,376
                                                  -------      -------
   Accumulated postretirement benefit
     obligation in excess of plan assets           12,360       12,975
   Unrecognized net gain from past experience      (4,172)      (3,213)
                                                  -------      -------
   Accrued postretirement benefit cost included
     in "Other liabilities" at end of year        $16,532      $16,188
                                                  =======      =======



Net periodic postretirement benefit cost included the following components:

                                              Year ended December 31,
                                              -----------------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)

   Service cost                                  $   393      $   321
   Interest cost                                   1,375        1,393
   Expected return on assets                      (1,279)        (331)
   Net amortization and deferral                     738         (232)
                                                 -------      -------
    Net periodic postretirement benefit cost
    included in "Underwriting, acquisition,
    and insurance expenses" at end of year       $ 1,227      $ 1,151
                                                 =======      =======

The plan assets are invested in Carillon Capital Fund, an affiliated mutual fund.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1996 by $124,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $6,000 and less than $1,000, respectively.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.50% at December 31, 1996 and 1995, respectively.

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities" on the Balance Sheets.

   Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates.
   Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

   Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the balance sheets.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying amounts and fair values of the Company's mortgage loans and liabilities for instrument type contracts are summarized as follows:

                              December 31, 1996      December 31, 1995
                              -----------------      -----------------
                              Carrying    Fair        Carrying    Fair
                              Amount      Value       Amount      Value
                              ------      -----       ------      -----
                                           (in thousands)

Mortgage loans                $  663,351  $  702,843  $  591,978  $  625,492


The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:

                              December 31, 1996      December 31, 1995
                              -----------------      -----------------
                              Carrying    Fair        Carrying    Fair
                              Amount      Value       Amount      Value
                              ------      -----       ------      -----
                                           (in thousands)
Group annuities               $  871,481  $  867,562  $  923,583  $  927,544
S.P.D.A.*                        359,469     355,074     346,230     340,848
S.P.I.A.**                        28,910      31,557      32,222      36,169
Variable annuities               167,336     165,103     166,485     164,267
Supplementary contracts           58,989      59,330      61,062      60,942
Traditional annuities             20,414      20,636      14,970      15,002
Guaranteed interest contracts     17,138      17,120      18,154      18,201
Other                              5,989       5,989       6,039       6,039
                              ----------  ----------  ----------  ----------
Total                         $1,529,726  $1,522,371  $1,568,745  $1,569,012
                              ==========  ==========  ==========  ==========

   *   Single premium deferred annuities
   **   Single premium immediate annuities

The Company's other insurance contracts are excluded from Statement of Financial Accounting Standard (SFAS-107), "Disclosures about Fair Value of Financial Instruments", disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.


NOTE 12 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                                   December 31,
                                                   ------------
                                                 1996         1995
                                                 ----         ----
                                                   (in thousands)

   Balance as of January 1                       $132,670     $122,343

   Incurred related to:
      Current year                                143,216      140,333
      Prior years                                   7,237        5,878
                                                 --------     --------
   Total incurred                                 150,453      146,211

   Paid related to :
      Current year                                103,245       98,019
      Prior years                                  38,370       37,865
                                                 --------     --------
   Total paid                                     141,615      135,884
                                                 --------     --------
   Balance as of December 31                     $141,508     $132,670
                                                 ========     ========

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses, increased by $7,237,000 and $5,989,000 in 1996 and 1995 due to lower than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $1,287,000 and $2,713,000 at 1996 and 1995, respectively.


NOTE 13 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). These Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes will pay interest semi-annually on May 1 and November 1. Interest expense of $637,000 was accrued as of December 31, 1996, and is recorded in "Other liabilities" in the Balance Sheets. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets, and will be amortized to expense over the life of the Notes.


NOTE 14 - SUBSEQUENT EVENTS

At December 31, 1996 and 1995, Union Central owned approximately 73% of Manhattan Life's guarantee capital shares. On January 28, 1997, the guarantee capital shareholders constituting at least two-thirds of the outstanding guarantee capital shares of Manhattan Life (including the shares owned by Union Central) approved Union Central's plan to eliminate the minority interests in Manhattan Life's guarantee capital shares by effecting a reverse stock split (the "Plan") that had previously been approved by the New York Insurance Department. Under the Plan, each holder of guarantee capital shares received a cash payment in lieu of the issuance of any resulting fractional guarantee capital shares, with the Company becoming sole remaining holder of Manhattan Life's guarantee capital shares. The cost of redeeming the fractional shares, approximately $6,800,000, was funded by Manhattan Life; however, as part of the Plan, Union Central made a cash contribution of approximately $1,800,000 to Manhattan Life's guarantee capital share account.

                    CARILLON FUND, INC.
----------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION

May 1, 1997

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated May 1, 1997, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.




                   TABLE OF CONTENTS
                                                  Page
Investment Policies (7).................................. 2
  Money Market Instruments and Investment Techniques..... 2
  Certain Risk Factors Relating to High-Yield, High-Risk Bonds  6
 Investments in Foreign Securities........................6
  Futures Contracts...................................... 7
  Options ............................................... 8
  Lending Portfolio Securities...........................13
Investment Restrictions..................................13
Portfolio Turnover ......................................16
Management of the Fund (13)..............................17
  Directors and Officers.................................17
  Investment Adviser ....................................19
  Payment of Expenses....................................20
  Advisory Fee...........................................21
  Investment Advisory Agreement..........................21
  Administration.........................................22
  Service Agreement......................................23
  Securities Activities of Adviser.......................23
Determination of Net Asset Value (14)....................24
Purchase and Redemption of Shares (14)...................24
Taxes (15)...............................................25
Portfolio Transactions and Brokerage.....................25
General Information (2)..................................26
  Capital Stock .........................................26
  Voting Rights..........................................27
  Additional Information ................................28
Independent Auditors ....................................28

( ) indicates page on which the corresponding section appears in the Prospectus.

UCCF 515  4-97

                CARILLON FUND, INC.
--------------------------------------------------------

              INVESTMENT POLICIES

     The following specific policies supplement the Fund's "Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

     Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond and S&P 500 Index ("Index Portfolio") Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

     If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other than
the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.


Certain Risk Factors Relating to High-Yield, High-Risk Bonds

     The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.


Investments in Foreign Securities

American Depositary Receipts.   American Depositary Receipts ("ADRs") may
be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Exchange.    If a foreign country cannot generate sufficient
earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions. Each Portfolio that engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which related payments are made or received.

     Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Foreign Markets.   Delays in settlement which may occur in connection
with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities will
expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions
within the relevant country.   Additional country-related factors unique
to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Index Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin"} to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

     Although the Bond and Capital Portfolios will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index Portfolio will write only options on securities among the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"*) and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.


*The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and
"500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



     The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

     The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio will write call options on futures contracts on the S&P 500 or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 than would a direct purchase of securities included in the S&P 500. The Portfolios will not write options on futures contracts for speculative purposes.

     A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

     Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

     As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 futures are also volatile and are influenced, among other things, by changes in conditions in the
securities markets in general.                          .

     In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

     Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

     The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     All of the futures options transactions employed by the Portfolio will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

     At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

     In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

     The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

     The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500. While the investment objective of such a unit investment trust is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500, there can be no assurance that this investment objective will be met fully. As SPDRs are securities issued by an investment company, non-fundamental restriction (5) below restricts purchases of SPDRs to 5% of the Portfolio's assets.
                 INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

     (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

     (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

     (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

     (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

     (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

     (8) Lend its securities, except that the S&P 500 Index Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

     (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

     (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

     (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

     (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:


     (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

     (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

     The S&P 500 Index Portfolio of the Fund may not:

     (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

     (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

     (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

     If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

     In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


                           PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

     The annual Portfolio turnover rates for the Equity Portfolio were 52.53% and 34.33%, respectively, for 1996 and 1995. The annual
Portfolio turnover rates for the Bond Portfolio were 202.44% and 111.01%, respectively, for 1996 and 1995. The annual Portfolio turnover rates for the Capital Portfolio were and 53.11% and 43.83%, respectively, for 1996 and 1995. The annual turnover rate for the S&P 500 Index Portfolio was 1.09% for 1996.

                    MANAGEMENT OF THE FUND

Directors and Officers

     The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

                            Position(s)
Name, Address               with             Principal Occupation(s)
and Age                     the Fund         During Past Five Years
-------------               -----------      ----------------------
George M. Callard, M.D.     Director         Professor of Clinical
3021 Erie Avenue                             Surgery, University of
Cincinnati, Ohio  45208                      Cincinnati
(Age 63)

George L. Clucas*           Director,        Senior Vice President,
(53)                        President and    Union Central; Director,
                            Chief Executive  President and Chief
                            Officer          Executive Officer,
                                             Carillon Advisers, Inc.
                                             ("Adviser"); Director,
                                             Carillon Investments,
                                             Inc. ("CII")

Theodore H. Emmerich        Director         Consultant; former Partner,
1201 Edgecliff Place                         Ernst & Whinney, Accountants
Cincinnati, Ohio  45206
(70)

James M. Ewell              Director         Retired Senior Vice
9000 Indian Ridge Road                       President and Director,
Cincinnati, Ohio  45243                      The Procter and Gamble
(81)                                         Company

Richard H. Finan            Director         Attorney at Law;
11137 Main Street                            President Pro Tempore
Cincinnati, Ohio  45241                      of the Ohio State Senate
(62)

Jean Patrice                Director         Interim President, Cincinnati
Harrington, S.C.                             State Technical and Community
3217 Whitfield Avenue                        College; Former Executive
Cincinnati, Ohio 45220                       Director, Cincinnati Youth
(71)                                         Collaborative; President
                                             Emeritus (formerly, President)
                                             College of Mt. St. Joseph

John H. Jacobs*             Director         Executive Vice President,
(50)                                         Union Central; prior to
                                             June, 1995, Officer and
                                             employee, Union Central

Charles W. McMahon          Director         Retired Senior Vice
2031 W. Galbraith Road, #E                   President and Director,
Cincinnati, Ohio 45239                       Union Central
(78)

Harry Rossi*                Director         Director Emeritus, Union
641 Flagstaff Drive                          Central; Director,
Cincinnati, Ohio 45215                       Adviser; former Chairman,
(77)                                         President and Chief
                                             Executive Officer,
                                             Union Central

Stephen R. Hatcher          Senior Vice      Executive Vice President
(54)                        President        and Chief Financial
                                             Officer, Union Central;
                                             prior to June, 1995, officer
                                             and employee, Union Central

John F. Labmeier            Vice President   Second Vice President,
(48)                        and Secretary    Associate General
                                             Counsel and Assistant
                                             Secretary, Union Central;
                                             Vice President and Secretary,
                                             CII; Secretary, Adviser

Thomas G. Knipper           Controller       Assistant Controller,
(39)                                         Union Central; prior to
                                             July, 1995, Treasurer of
                                             The Gateway Trust and Vice
                                             President and Controller
                                             of Gateway Advisers, Inc.

PJ Barker                   Assistant        Investment Accounting Manager,
(27)                        Controller       Union Central; prior to June,
                                             1993, Senior Staff
                                             Accountant, Arther
                                             Andersen LLP

Joseph A. Tucker            Treasurer        Assistant to the Treasurer,
(62)                                         Union Central; prior to
                                             October 1992, Officer
                                             and employee, Union Central

John M. Lucas               Assistant        Assistant Counsel and
(46)                        Secretary        Assistant to the Secretary,
                                             Union Central; prior to
                                             October, 1992, Officer
                                             and employee, Union Central



* Messrs. Clucas, Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

     Each of the directors also serves as a trustee of Carillon
Investment Trust.

     All directors who are not "interested persons" of the Company are members of the Audit Committee.

     As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1996 were $44,810.

Compensation Table

  (1)                    (2)          (3)          (4)       (5)
Name of                Aggregate    Pension or   Estimated  Total
Person,                Compensation Retirement   Retirement Compensation
Position               From         Benefits     Benefits   From Registrant
                       Registrant   Accrued As   Upon       and Fund
                                    Part of      Retirement Complex*
                                    Fund Expenses           Paid to
                                                            Directors

George M. Callard,     7,300**        --           --        10,600
M.D.
Director

George L. Clucas        N/A           N/A           N/A       N/A
Director

Theodore H. Emmerich   7,500          --           --        10,800
Director

James M. Ewell         7,300          --           --        10,600
Director

Richard H. Finan       7,300          --           --        10,600
Director

Jean Patrice
Harrington, S.C.       7,300          --           --        10,600
Director

John H. Jacobs         N/A            N/A          N/A       N/A
Director

Charles W. McMahon     7,300**        --           --        10,600
Director

Harry Rossi            N/A            N/A          N/A       N/A
Director


*   Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
** Messrs. Callard and McMahon have been deferring their compensation each year. As of December 31, 1996, the total amount deferred, including interest, was as follows: Dr. Callard - $62,476; Mr. McMahon
- $25,223.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

     Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

     The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

     Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

     Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

     Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

     The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:


         Equity        Bond        Capital     S&P 500 Index
Year     Portfolio     Portfolio   Portfolio   Portfolio
1996     $1,436,998    $384,084    $1,032,861      $8,233
1995     $1,108,596    $314,237    $913,378        -0-
1994     $924,881      $273,068    $766,664        N/A


     There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 27, 1997, the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

     On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

     On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Index Portfolio approved the Agreement as amended on January 3, 1996.

     The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

     The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

     If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio.
If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

     The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the average net assets of the Bond, Capital and Equity Portfolios, and .05% of the average net assets of the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

     Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the Service Agreement on January 3, 1996.

Securities Activities of Adviser

     Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.




             DETERMINATION OF NET ASSET VALUE

     As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and
(ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

     Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows:
Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


           PURCHASE AND REDEMPTION OF SHARES

     The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

     The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                      TAXES

     Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.


              PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

     During 1996, 26% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during 1996, 1995 and 1994 were $475,382, $349,679 and $232,642, respectively.


                   GENERAL INFORMATION

Capital Stock

     The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of sixty-million shares of common stock, par value ten cents ($0.10) per share. Fifty-five million shares of the authorized capital stock is currently divided into the following classes: Equity Portfolio consisting of twenty-million authorized shares; Capital Portfolio consisting of fifteen-million authorized shares; Bond Portfolio consisting of ten-million authorized shares; and S&P 500 Index Portfolio consisting of ten-million authorized shares.

     The balance of the shares may be issued to the existing Portfolios, or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.


     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

     In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

     All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

     As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

     This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                     INDEPENDENT AUDITORS

     The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, whose report follows. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

                    CARILLON  FUND, INC.


                    Financial Statements


                      December 31, 1996

CARILLON FUND, INC.
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Carillon Fund, Inc. (consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P 500 Index Portfolio), including the schedules of investments, as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods ended December 31, 1996 and December 31, 1995, respectively. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights presented for periods prior to December 31, 1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the Portfolios of Carillon Fund, Inc. as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods ended December 31, 1996 and December 31, 1995, respectively, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 3, 1997



CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1996

                                                                S&P 500
                          Equity       Capital      Bond        Index
                          Portfolio    Portfolio    Portfolio   Portfolio
                          ------------ ------------ ----------- -----------
ASSETS
Investments in
 securities, at value     $282,646,476 $156,298,562 $88,078,300 $29,275,723
 (cost $222,263,315;
 $144,685,532;
 $86,040,107;
 $26,294,249)
Cash                             3,375      --          --          --
Receivables:
Shares sold                  1,033,820      348,253     106,559     179,916
Securities sold              5,144,647    1,864,018     --           17,389
Interest and Dividends         575,981      879,817   1,368,459      43,553
Prepaid expenses
  and other                     12,911        8,460       5,022       1,195
                          ------------ ------------ ----------- -----------
                           289,417,210  159,399,110  89,558,340  29,517,776
                          ------------ ------------ ----------- -----------
LIABILITIES
Payables:
Investment securities
  purchased                  1,145,250      --        3,567,982     --
Shares purchased               --                45          66     180,224
Investment advisory fees       134,253       90,306      34,737       8,233
Custodial and portfolio
  accounting fees                6,794        7,868       5,954       6,022
Professional fees                6,149        5,462       5,618       5,299
Bank overdraft                 --           --          218,525          23
Variation margin               --           --          --          102,200
Other accrued expenses           1,041        1,543       4,275      11,165
Deferred compensation
  for directors                --           --           87,054     --
                          ------------ ------------ ----------- -----------
                             1,293,487      105,224   3,924,211     313,166
                          ------------ ------------ ----------- -----------
NET ASSETS
Paid-in capital            192,682,992  134,247,020  83,411,472  25,912,734
Undistributed net
  investment income            734,698      982,540      --          42,252
Distributions in excess
 of net investment
 income                         --           --       (296,645)      --
Accumulated net realized
  gain/(loss)               34,322,872   12,451,296     481,109     218,750
  on investments
Net unrealized              60,383,161   11,613,030   2,038,193   3,030,874
  appreciation on         ------------ ------------ ----------- -----------
  investments and
  futures contracts
                          $288,123,723 $159,293,886 $85,634,129 $29,204,610
                          ============ ============ =========== ===========

Shares authorized
 ($.10) par value           20,000,000   15,000,000  10,000,000  10,000,000

Shares outstanding          14,813,685   10,655,370   7,847,440   2,407,503

Net asset value,
 offering, and
 redemption price               $19.45       $14.95      $10.91      $12.13
   per share



The accompanying notes are an integral part of the financial statement.

                     CARILLON FUND, INC.
                  STATEMENTS OF OPERATIONS

Year Ended December 31, 1996
                                                              S&P 500
                           Equity      Capital     Bond        Index
                           Portfolio   Portfolio   Portfolio   Portfolio
                           ---------   ---------   ---------   ---------
                                       >c?
INVESTMENT INCOME
 Interest                  $ 1,041,257 $ 6,227,142 $ 6,257,449 $  135,283
 Dividends (net of
  foreign withholding
  taxes of $117,559;
  $41,233; $0; $2,598)       4,734,994   1,629,448      --         311,295
                           ----------- ----------- ----------- ----------
                             5,776,251   7,856,590   6,257,449    446,578
                           ----------- ----------- ----------- ----------
EXPENSES
 Investment advisory fees    1,436,998   1,032,861     384,084     48,985
 Custodial fees and
    expenses                    61,313      46,599      22,157     14,140
 Portfolio accounting fees      48,645      46,102      39,174     29,713
 Professional fees               9,181       8,980       9,448     15,895
 Director's fees                11,351      11,351      11,354     10,754
 Transfer agent fees             6,010       6,054       6,089      5,853
 Registration and
    filing fees                  8,919       8,590       7,616      2,493
 Other                          17,403      11,713      10,894      9,982
                           ----------- ----------- ----------- ----------
                             1,599,820   1,172,250     490,816    137,815

Fees waived by the Adviser      --          --          --        (40,752)
                           ----------- ----------- ----------- ----------
                             1,599,820   1,172,250     490,816     97,063
                           ----------- ----------- ----------- ----------
NET INVESTMENT INCOME        4,176,431   6,684,340   5,766,633    349,515
                           ----------- ----------- ----------- ----------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENTS AND
  FUTURES CONTRACTS
Net realized gain
  on investments            34,227,538  12,459,745   1,210,173     32,147
Net realized gain on
  futures contracts             --           --          --       186,603
                           ----------- ----------- ----------- ----------
                            34,227,538  12,459,745   1,210,173    218,750
                           ----------- ----------- ----------- ----------
Net change in unrealized
  appreciation/
  (depreciation) on
  investments               17,468,047   1,990,613 (1,316,722)  2,981,474
Net change in unrealized
 appreciation/
(depreciation) on
 futures contracts              --          --         --          49,375
                           ----------- ----------- ----------- ----------
                            17,468,047   1,990,613 (1,316,722)  3,030,849
                           ----------- ----------- ----------- ----------
NET REALIZED AND
   UNREALIZED GAIN/
   (L0SS) ON INVESTMENTS
   AND FUTURES CONTRACTS    51,695,585  14,450,358   (106,549)  3,249,599
                           ----------- ----------- ----------- ----------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS    $55,872,016 $21,134,698 $5,660,084  $3,599,114
                           =========== =========== =========== ==========


The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                     Equity Portfolio
                                 For the Year Ended December 31,
                                 -------------------------------
                                       1996          1995
                                       ----          ----
OPERATIONS
 Net investment income                 $ 4,176,431   $ 3,230,075
 Net realized gain/(loss)
  on investments and futures            34,227,538     9,962,775

 Net change in unrealized
  appreciation /(depreciation) on
  investments and futures contracts     17,468,047    31,418,181
                                       -----------   -----------
                                        55,872,016    44,611,031
                                       -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (3,889,965)   (3,023,061)
 In excess of net investment income         --            --
 Net realized gain on investments       (9,867,342)  (12,644,665)
                                       -----------   -----------
                                       (13,757,307)  (15,667,726)
                                       -----------   -----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              41,762,282    29,948,214
 Net asset value of shares
   issued to shareholders
   in reinvestment of distributions     13,757,307    15,667,726
 Payments for shares redeemed          (29,173,822)  (12,692,274)
                                       -----------   -----------
                                        26,445,767    32,923,666
                                       -----------   -----------
NET INCREASE IN NET ASSETS              68,560,476    61,866,971

NET ASSETS
 Beginning of year                     219,563,247   157,696,276
                                       -----------   -----------
 End of year                           288,123,723   219,563,247
                                       ===========   ===========
FUND SHARE TRANSACTIONS:
 Sold                                    2,393,015     1,968,821
 Issued in reinvestment
   of distributions                        809,878     1,111,633
 Redeemed                               (1,660,244)     (837,546)
                                       -----------   -----------
     Net increase from fund
         share transactions              1,542,649     2,242,908
                                       -----------   -----------


The accompanying notes are an integral part of the financial statements.

                   CARILLON FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS

                                       Capital Portfolio
                                For the Year Ended December 31,
                                -------------------------------
                                       1996         1995
                                       ----         ----
OPERATIONS
 Net investment income                 $ 6,684,340  $ 6,696,820
 Net realized gain on
   investments and futures              12,459,745    1,973,190
 Net change in unrealized
   appreciation/(depreciation) on
   investments and futures contracts     1,990,613    8,952,302
                                       -----------  -----------
                                        21,134,698   17,622,312
                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (6,050,397)  (6,389,872)
 In excess of net investment income         --           --
 Net realized gain on investments       (2,002,549)  (5,716,244)
                                       -----------  -----------
                                        (8,052,946) (12,106,116)
                                       -----------  -----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              17,130,822   21,179,705
 Net asset value of shares
  issued to shareholders in
  reinvestment of distributions          8,052,945   12,106,115
 Payments for shares redeemed          (24,594,141) (12,442,444)
                                       -----------  -----------
                                           589,626   20,843,376
                                       -----------  -----------
NET INCREASE IN NET ASSETS              13,671,378   26,359,572

NET ASSETS
 Beginning of year                     145,622,508  119,262,936
                                       -----------  -----------
 End of year                           159,293,886  145,622,508
                                       ===========  ===========

FUND SHARE TRANSACTIONS:
 Sold                                    1,199,385    1,579,714
 Issued in reinvestment of
   distributions                           570,034      922,915
 Redeemed                               (1,729,493)    (928,220)
                                       -----------  -----------
   Net increase from fund
     share transactions                     39,926    1,574,409


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                          Bond Portfolio
                                 For the Year Ended December 31,
                                 -------------------------------
                                       1996          1995
                                       ----          ----
OPERATIONS
 Net investment income                 $ 5,766,633   $5,184,573
 Net realized gain/(loss)
  on investments and futures             1,210,173     (162,632)
 Net change in unrealized
  appreciation/(depreciation) on
  investments and futures contracts     (1,316,722)   6,104,034
                                       -----------   ----------
                                         5,660,084   11,125,975
                                       -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (6,340,623)  (5,049,814)
 In excess of net investment income       (320,260)          --
 Net realized gain on investments               --           --
                                       -----------   ----------
                                        (6,660,883)  (5,049,814)
                                       -----------   ----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              17,850,341   12,251,770
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions                       6,660,883    5,049,814
 Payments for shares redeemed          (11,443,995)  (5,739,318)
                                       -----------   ----------
                                        13,067,229   11,562,266
                                       -----------   ----------
NET INCREASE IN NET ASSETS              12,066,430   17,638,427

NET ASSETS
 Beginning of year                      73,567,699   55,927,272
                                       -----------   ----------
 End of year                            85,634,129   73,567,699
                                       ===========   ==========

FUND SHARE TRANSACTIONS:
 Sold                                    1,633,803    1,141,491
 Issued in reinvestment
  of distributions                         621,662      469,937
 Redeemed                               (1,054,560)    (538,145)
                                       -----------   ----------
     Net increase from fund
         share transactions              1,200,905    1,073,283
                                       ===========   ==========


The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                      S&P 500 Index Portfolio

                                                      For the
                                                    Period from
                                     For the Year   December 29,
                                        Ended         1995 to
                                     December 31,   December 31,
                                     ------------   ------------
                                       1996           1995
                                       ----           ----
OPERATIONS
 Net investment income                 $   349,515    $    123
 Net realized gain/(loss) on
 investments and futures                   218,750       --
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts       3,030,849          25
                                       -----------    --------
                                         3,599,114         148
                                       -----------    --------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                    (307,386)      --
 In excess of net investment income         --           --
 Net realized gain on investments           --           --
                                       -----------    --------
                                          (307,386)      --
                                       -----------    --------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              30,917,430     305,000
 Net asset value of shares
   issued to shareholders                  307,386       --
   in reinvestment of dividends
   and distributions
 Payments for shares redeemed           (5,617,082)      --
                                       -----------    --------
                                        25,607,734     305,000
                                       -----------    --------
NET INCREASE IN NET ASSETS              28,899,462     305,148

NET ASSETS
 Beginning of year                         305,148       --
                                       -----------    --------
 End of year                            29,204,610     305,148
                                       ===========    ========

FUND SHARE TRANSACTIONS:
 Sold                                    2,850,416      30,500
 Issued in reinvestment of
   distributions                            26,989      --
 Redeemed                                 (500,402)     --
                                       -----------    --------
Net increase from fund
  share transactions                     2,377,003      30,500
                                       ===========    ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

EQUITY PORTFOLIO
                                        SHARES/
                                        PRINCIPAL  VALUE
                                        ---------  -----
COMMON STOCKS - 92.28%

BANKING & FINANCIAL SERVICE - 17.48%
 ABN Amro Holdings NV Sponsored ADR       32,868      2,135,788
 Allied Capital Corporation               28,571        449,993
 Banco Bhif ADR*                          75,000      1,228,125
 Banco Frances Rio Pla Sponsored ADR      28,750        790,625
 Banco Latinoamericano
   De Exportanciones Sponsored ADR        75,000      3,806,250
 Capital American Financial
   Corporation                            30,000      1,091,250
 Charter One Financial, Incorporated      52,500      2,205,000
 Chile Fund Incorporated                  80,000      1,670,000
 Community First Bankshares               91,545      2,517,488
 Corus Bankshares, Incorporated           70,000      2,257,500
 Czech Republic Fund                     109,000      1,444,250
 Deutsche Bank AG Sponsored ADR           42,000      1,959,497
 FPIC Insurance Group, Incorporated*     150,000      2,025,000
 Gainsco, Incorporated                   217,762      2,095,959
 Jefferies Group, Incorporated            64,000      2,584,000
 Mid Ocean Limited Order Shares           40,000      2,100,000
 Penncorp Financial Group Corporation     95,000      3,420,000
 RLI Corporation                          68,625      2,290,359
 Raymond James Financial Corporation      66,100      1,991,263
 Standard Federal Bancorporation          57,900      3,293,063
 Thai Fund, Incorporated                 102,500      1,691,250
 Union Planters Corporation*              50,000      1,950,000
 Washington Federal, Incorporated         85,100      2,255,150
 Zions Bancorporation                     30,000      3,120,000
                                                   ------------
                                                     50,371,810
                                                   ------------
CAPITAL GOOD - 11.87%
 AGCO Corporation                         59,400      1,700,325
 Astec Industries, Incorporated*          75,000        712,500
 Breed Technologies, Incorporated         90,000      2,340,000
 Cemex SA Sponsored ADR                  125,000        971,786
 Crossman Communitites, Incorporated*     80,000      1,360,000
 D.R. Horton, Incorporated               100,000      1,087,500
 Deere & Company                          68,000      2,762,500
 Ford Motor Company                       55,000      1,753,125
 Griffon Corporation*                    209,600      2,567,600
 Kysor Industries Corporation*            75,000      2,446,875
 Lindsay Manufacturing Company           117,862      5,510,048
 Medusa Corporation                       80,300      2,760,313
 Schult Homes Corporation                 50,000      1,175,000
 Scotsman Industries, Incorporated        40,000        945,000
 Strattec Security Corporation*          145,000      2,646,250
 Toll Brothers, Incorporated*             90,000      1,755,000
 Woodhead Industries, Incorporated        50,500        694,375
 Visx, Incorporated*                      45,000        995,625
                                                   ------------
                                                     34,183,822
                                                   ------------
CONSUMER CYCLICAL - 4.61%
 Chromcraft Revington, Incorporated*      75,000      2,081,250
 CPAC, Incorporated                      125,000      1,875,000
 Donnkenny, Incorporated*                100,000        462,500
 Galey & Lord, Incorporated*               9,700        144,288
 NCI Building Systems, Incorporated*      80,700      2,784,150
 Pillowtex Corporation                    56,900      1,024,200
 Roberds, Incorporated*                   90,000        742,500
 Southern Energy Home                    150,000      1,725,000
 Tractor Supply Company*                  30,000        618,750
 Winsleow Furniture, Incorporated*       188,300      1,835,925
                                                   ------------
                                                     13,293,563
                                                   ------------
CONSUMER NON-DURABLE -10.87%
 Advocat, Incorporated*                  100,500        728,625
 Allied Healthcare Products,
      Incorporated                        65,100        480,113
 Charoen Pok Feedmill ADR                100,000      1,450,850
 Conso Products Company                  146,250      1,882,969
 Crown Books Corporation*                 29,900        351,325
 Dart Group Corporation - Class A          7,500        697,500
 Dairy Farm International
   Holdings Sponsored ADR                200,000        804,998
 Footstar, Incorporated*                  68,200      1,696,475
 GT Bicycles, Incorporated*              134,900      1,736,838
 Helen of Troy Ltd, Bermuda*             177,000      3,894,000
 IHOP Corporation*                        87,000      2,055,375
 King World Productions, Incorporated*    50,000      1,843,750
 Morningstar Group, Incorporated*        121,000      2,374,625
 Nam Tai Electronics, Incorporated*      187,500      1,453,125
 Oakley, Incorporated                     73,200        796,050
 Orthofix International NV*              113,036        932,547
 Schlotzsky's, Incorporated*             137,900      1,379,000
 Shopko Stores, Incorporated             110,700      1,660,500
 Titan Wheel International,
     Incorporated                         95,000      1,211,250
 Toy Biz, Incorporated*                  120,000      2,340,000
 Utah Medical Products, Incorporated*    115,200      1,540,800
                                                   ------------
                                                     31,310,715
                                                   ------------
ENERGY - 11.52%
 Apache Corporation                       58,118      2,055,924
 Callon Petroleum Company*               110,000      2,090,000
 Cross Timbers Oil Company                70,000      1,758,750
 Geoscience Corporation*                  50,000        650,000
 Giant Industries, Incorporated          165,000      2,310,000
 Global Industries, Incorporated         100,000      1,862,500
 Holly Corporation                        90,000      2,407,500
 Nuevo Energy  Company*                   45,000      2,340,000
 Offshore Energy Development*             80,000      1,220,000
 Plains Resources, Incorporated*         120,000      1,875,000
 St. Mary Land & Exploration              60,000      1,492,500
 Southern Mineral Corporation*           350,000      2,056,250
 Stone Energy Corporation*                93,900      2,805,263

Total S.A. Sponsored ADR                  42,958      1,729,060
   Trizec Hahn Corporation                75,000      1,650,000
   Vastar Resources Incorporated*         50,000      1,900,000
   YPF S.A.  Sponsored ADR                55,000      1,388,750
   Zeigler Coal Holdings Company          75,000      1,603,125
                                                   ------------
                                                     33,194,622
                                                   ------------
MANUFACTURING -14.21%
 ABT Building Products Company*          145,000      3,625,000
 AEP Industries, Incorporated*           107,550      5,915,250
 Alltrista Corporation*                   86,000      2,214,500
 BWAY Corporation*                       110,000      2,103,750
 Bayer A G Sponsored ADR                 110,000      4,482,478
 Carbide Graphite Group Incorporated*    130,000      2,551,250
 Echo Bay Mines Limited                   90,000        596,250
 Holophane Corporation                    75,000      1,425,000
 Falcon Products, Incorporated           147,730      2,105,153
 Kevco Incorporated*                     140,000      1,960,000
 Matthews International Corporation
       - Class A                          77,000      2,175,250
 Minorco Sponsored ADR                    90,000      1,873,125
 Pohang Iron & Steel Corporation          75,000      1,518,750
 Shanghai Petro Chemical Company
     Limited Sponsored ADR                40,000      1,175,000
 Shelter Components Corporation          100,250      1,228,063
 Sybron Chemicals, Incorporated*          65,200      1,043,200
 Triangle Pacific Corporation*            92,500      2,225,781
 York Group, Incorporated                140,000      2,730,000
                                                   ------------
                                                     40,947,800
                                                   ------------
REAL ESTATE - 11.78%
 Associated Estates Realty Corporation    65,000      1,543,750
 Commercial Net Lease Realty*             99,300      1,576,388
 Evans Withycombe Residential             92,000      1,932,000
 Health Care Property Investments,
      Incorporated                        47,400      1,659,000
 Healthcare Realty Trust, Incorporated   111,400      2,952,100
 Highwoods Properties, Incorporated*      40,000      1,350,000
 Hospitality Properties Turst,
      Incorporated                        64,000      1,856,000
 IRT Property Company                    172,300      1,981,450
 LTC Properties, Incorporated             95,000      1,757,500
 Merry Land & Investment Company         115,000      2,472,500
 Mid-America Apartment Communities        80,000      2,310,000
 National Health Investors,
      Incorporated                        40,000      1,515,000
 Public Storage, Incorporated             80,000      2,480,000
 Shurgard Storage Centers,
      Incorporated                        70,000      2,073,750
 Trinet Corporate Realty Trust
      Incorporated                        58,000      2,059,000
 United Dominion Realty Trust
      Incorporated                       132,000      2,046,000
 Winston Hotels, Incorporated            175,000      2,384,375
                                                   ------------
                                                     33,948,813
                                                   ------------
SERVICE - 1.78%
 Comcast Corporation                      50,000        893,750
 Devon Group, Incorporated*               85,000      2,337,500
 PCA International, Incorporated          55,200        897,000
 Right Management Consultants             44,600        992,350
                                                   ------------
                                                      5,120,600
                                                   ------------
TECHNOLOGY - 3.46%
 Cybex Corporation*                      160,000      2,280,000
 DH Technology, Incorporated*            135,000      3,240,000
 Digi International, Incorporated*        95,000        902,500
 Kemet Corporation*                       60,000      1,395,000
 Recoton Corporation*                    143,000      2,136,062

                                                      9,953,562

TRANSPORTATION - 2.77%
 Atlantic Southeast Airlines
       Incorporated                       95,000      2,078,125
 Illinois Central Corporation
       - Class A                          82,500      2,640,000
 Landstar, Incorporated*                  40,000        930,000
 Midwest Express Holdings*                65,000      2,340,000
                                                   ------------
                                                      7,988,125
                                                   ------------
UTILITY - 1.93%
 CMS Energy Corporation                   50,000      1,681,250
 Empresa Nacional
   De Electricidad Sponsored  ADR         29,400      2,058,000
 Tuscon Electric Power Company           110,000      1,828,750
                                                   ------------
                                                      5,568,000

                                                   ------------
Total Common Stocks
  (cost $ 205,498,271)                             $265,881,432
                                                   ------------
SHORT-TERM INVESTMENTS - 5.82%

COMMERCIAL PAPER - 5.37%
 Army Airforce (5.600% due 01/01/97)   2,000,000      2,000,000
 CC USA (5.400% due 02/06/97)          1,000,000        994,600
 ConAgra, Incorporated
    (5.450% due 01/03/97)              1,000,000        999,697
 Circus Circus (5.500% due 01/08/97)   2,000,000      1,997,861
 Dana Credit Corporation
    (5.480% due 01/16/97)              1,500,000      1,496,575
 Telecommunications, Incorporated
   (5.700% due 01/24/97)               1,000,000        996,358
 Textron Financial Corporation
   (5.570% due 02/11/97)               2,000,000      1,987,313
 Public Service Electric & Gas
   (5.450% due 01/07/97)               1,000,000        999,092
 Viacom (5.660% due 01/21/97)          2,000,000      1,993,711
 White Consolidated Industries,
   Incorporated(5.480% due 01/24/97)   2,000,000      1,992,998
                                                   ------------
                                                     15,458,205
                                                   ------------
VARIABLE RATE DEMAND NOTES<F1> - .45%

 Johnson Controls, Incorporated
   (5.529% due 01/01/97)               1,306,839      1,306,839
                                                   ------------
Total Short-Term Investments
    (cost $16,765,044)                               16,765,044
                                                   ------------

TOTAL INVESTMENTS - 98.10%
   (cost $222,263,315)<F2>                          282,646,476
                                                   ------------
OTHER ASSETS AND LIABILITIES - 1.9%                   5,477,247
                                                   ------------
TOTAL NET ASSETS - 100%                            $288,123,723
                                                   ============
-----------------
* Non-income producing
 (ADR) American Depository Receipt

<F1>) Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1996.
<F2> Represents cost for Federal income tax purposes. Gross
unrealized appreciation and depreciation of securities at December 31, 1996 was $69,683,138 and $9,299,977, respectively.

The accompanying notes are an integral part of the financial statements

                CARILLON FUND, INC.
              SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

CAPITAL PORTFOLIO
                                       SHARES/
                                       PRINCIPAL   VALUE
                                       ---------   -----
COMMON STOCKS - 34.38%

BANKING & FINANCIAL SERVICE - 8.42%
 Allied Capital Corporation               34,285        539,992
 Banco BHIF ADR*                          50,000        818,750
 Banco Latinoamericano
   de Exportaciones ADR                   30,000      1,522,500
 Black Rock Strategic Term Trust          75,000        600,000
 Charter One Financial Incorporated       42,000      1,764,000
 Corus Bankshares Incorporated            25,000        806,250
 Deutsche Bank AG Sponsored ADR           18,000        839,784
 FPIC Insurance Group Incorporated*       60,000        810,000
 Gainsco Incorporated                     63,000        606,375
 New Germany Fund                         72,229        966,063
 RLI Corporation                          30,480      1,017,270
 Templeton Global Income Fund            125,000        890,625
 Thai Fund Incorporated                   55,000        907,500
 Washington Federal Incorporated          50,000      1,325,000
                                                   ------------
                                                     13,414,109
                                                   ------------
CAPITAL GOOD - 2.57%
 Astec Industries Incorporated*           50,000        475,000
 Griffon Corporation*                     55,000        673,750
 Lindsay Manufacturing Incorporated       32,908      1,538,449
 Lonrho PLC - Sponsored ADR              150,000        319,574
 Strattec Security Corporation*           60,000      1,095,000
                                                   ------------
                                                      4,101,773
                                                   ------------
CONSUMER CYCLICAL - 2.15%
 Chromcraft Revington Inc.*               25,000        693,750
 NCI Building Systems Incorporated*       35,000      1,207,500
 Southern Energy Homes                    65,000        747,500
 Winsleow Furniture Incorporated*         80,000        780,000
                                                   ------------
                                                      3,428,750
                                                   ------------
CONSUMER NON-DURABLE - 1.87%
 GT Bicycles Incorporated*                80,000      1,030,000
 Helen of Troy Limited, Bermuda*          51,000      1,122,000
 IHOP Corporation*                        35,000        826,875
                                                   ------------

                                                      2,978,875
                                                   ------------
ENERGY - 2.50%
 Callon Petroleum Company*                35,000        665,000
 Giant Industries Incorporated            87,400      1,223,600
 Offshore Energy Development*             43,000        655,750
 Stone Energy Corporation*                27,000        806,625
 YPF S.A. Sponsored ADR                   25,000        631,250
                                                   ------------
                                                      3,982,225
                                                   ------------
MANUFACTURING -8.29%
 ABT Building Products Company*           45,000      1,125,000
 AEP Industries, Incorporated*            45,831      2,520,705
 Bayer AG Sponsored ADR                   75,000      1,629,992
 Bway Corporation*                        44,000        841,500
 Carbide Graphite Group*                  60,000      1,177,500
 Holly Corporation                        20,000        535,000
 Newmont Mining Corporation               20,000        895,000
 Pohang Iron & Steel Company              32,000        648,000
 Royal Oak Mines Incorporated*           125,000        406,250
 Santa Fe Pacific Gold Corporation        35,000        538,125
 TVX Gold Incorporated*                  120,000        930,000
 Vaal Reefs Exploration
    & Mining Limited ADR*                120,100         43,119
 York Group Incorporated                  62,000      1,209,000
                                                   ------------
                                                     13,199,191
                                                   ------------
REAL ESTATE - 7.03%
 Associated Estates Realty
    Corporation                           50,000      1,187,500
 Columbus Realty Trust                    46,000      1,046,500
 Hospitality Properties Trust             33,000        957,000
 IRT Properties Company                   85,000        977,500
 LTC Properties Incorporated              46,000        851,000
 Merry Land & Investment Company          60,000      1,290,000
 Mid-America Apartment Communities        40,000      1,155,000
 Shurgard Storage Centers Incorporated    43,000      1,273,875
 United Dominion Realty Trust             75,000      1,162,500
 Winston Hotels Incorporated               95,000     1,294,375
                                                   ------------
                                                     11,195,250
                                                   ------------
TECHNOLOGY - 1.55%
 DH Technology, Incorporated*             59,760      1,434,240
 Recoton Corporation*                     69,000      1,030,688
                                                   ------------
                                                      2,464,928
                                                   ------------
Total Common Stocks (cost $43,838,220)               54,765,101
                                                   ------------
PREFERRED STOCKS - .40%
MANUFACTURING -.40%
Freeport McMoRan Copper & Gold Series     20,000        640,000
                                                   ------------
Total Preferred Stock (cost $709,838)                   640,000
                                                   ------------
U.S. TREASURY OBLIGATIONS - 13.18%

 8.000% due 01/15/97                   1,000,000      1,000,313
 8.500% due 04/15/97                     500,000        503,906
 6.750% due 02/28/97                     650,000        651,016
 6.750% due 05/31/97                   1,000,000      1,004,063
 7.875% due 04/15/98                     500,000        511,719
 5.500% due 02/28/99                   1,000,000        991,250
 6.000% due 10/15/99                   5,900,000      5,900,000
 5.750% due 10/31/00                   1,000,000        986,875
 7.500% due 11/15/01                     500,000        526,406
 6.375% due 08/15/02                   1,750,000      1,761,485
 5.875% due 02/15/04                     100,000         97,375
 7.250% due 05/15/04                   3,500,000      3,683,750
 7.875% due 11/15/04                   3,100,000      3,382,875
                                                   ------------
Total U.S. Treasury Notes
   ($20,735,403)                                     21,001,033
                                                   ------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 12.51%

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.16%
 1662 H  (6.250% due 01/15/09)         1,007,738        989,065
 1442 FA (5.970% due 11/15/07)         1,000,000        907,605
 77 F (8.500% due 06/15/17)               23,592         23,592
 1559 VP (5.500% due 02/15/20)         1,700,000      1,625,744
 1399 PAC (7.000% due 09/15/22)          596,484        568,131
 1631 SB (6.527% due 12/15/23)          1,450,000       911,855
                                                   ------------
                                                      5,025,992
                                                   ------------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 7.82%
 Remic 93-12 ED
  (7.500% due 02/25/06)                1,645,000      1,692,039
 Remic 1992-163 PN
  (7.000% due 07/25/07)                1,500,000      1,501,020
 Remic 92-117 J
  (7.500% due 07/25/20)                1,000,000      1,013,637
 Remic 92-119 E
  (8.000% due 07/25/20)                1,000,000      1,021,846
 Remic 92-112E
  (8.000% due 12/25/20)                1,500,000      1,534,255
 Remic 93-127 FA
  (5.430% due 10/25/21)                1,000,000        951,862
 Remic 1992-39 FB
  (6.190% due 03/25/22)                2,000,000      1,936,180
 Remic 92-66 F
  (5.906% due 05/25/22)                1,007,444      1,008,482
 Remic 1993-119 SB
  (7.595% due 07/25/23)                2,572,882      1,803,790
                                                   ------------
                                                     12,463,111
                                                   ------------
PRIVATE SECTOR - 1.53%
 Prudential Home Mortgage Securities
   (7.500% due 07/25/10)                 521,233        515,531
 Merrill Lynch Mortgage Investors
   (6.438% due 09/15/17)               2,000,000      1,920,000
                                                   ------------
                                                      2,435,531
                                                   ------------
Total Collateralized Mortgage
   Obligations (cost $20,294,887)                    19,924,634
                                                   ------------
MORTGAGE - BACKED SECURITIES - 9.25%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - .82%
   7.500% due 06/01/07                    50,933         51,379
   9.500% due 10/01/08                   230,479        247,019
   8.250% due 03/01/12                   119,734        123,764
   8.500% due 03/01/16                    95,105         98,830
   7.500% due 07/01/17                    57,995         58,149
   11.000% due 04/01/19                   55,195         61,646
   11.000% due 11/01/19                   53,485         59,736
   11.000% due 05/01/20                  213,091        237,904
   11.000% due 06/01/20                  332,322        371,297
                                                   ------------
                                                      1,309,724
                                                   ------------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 8.08%
   10.000% due 02/01/04                    6,768          7,235
   9.500% due 09/01/05                   150,099        158,380
   9.000% due 11/01/05                    68,885         72,112
   7.500% due 03/25/07                 1,200,000      1,220,681
   8.000% due 05/01/07                   145,405        149,688
   6.000% due 12/01/08                   868,950        842,360
   5.500% due 01/01/09                   900,305        857,694
   6.000% due 03/01/09                   984,158        954,043
   5.500% due 04/01/09                   888,742        843,620
   8.500% due 03/01/19                    12,085         12,654
   6.500% due 02/01/26                   806,877        770,124
   6.500% due 03/01/26                   201,918        192,720
   7.000% due 03/01/26                 1,944,740      1,903,336
   7.000% due 07/01/26                 1,961,895      1,919,593
   7.500% due 07/01/26                 2,959,197      2,959,375
                                                   ------------
                                                     12,863,615
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - .35%
   9.000% due 11/15/16                   103,445        111,000
   10.500% due 11/20/19                  291,488        318,313
   9.000% due 12/15/19                   126,525        134,961
                                                   ------------
                                                        564,274
                                                   ------------
Total Mortgage Backed Securities
     (cost $14,273,212)                              14,737,613
                                                   ------------
CORPORATE BONDS AND NOTES - 5.56%

COMMUNICATIONS AND MEDIA - .57%
 Loewen Group International, Inc.
   (8.2500% due 04/15/03)                900,000        908,104
                                                   ------------
FINANCE COMPANY - .32%
 Helicon Group
   (11.0000% due 11/01/03)               500,000        510,000
                                                   ------------
FINANCIAL SERVICES - .52%
 Pacific Gulf Properties, Inc.
   (8.375% due 02/15/01)                 750,000        825,000
                                                   ------------
GAMING INDUSTRY - .16%
 Circus Circus Enterprises, Inc.
   (10.625% due 06/15/97)                250,000        255,124
                                                   ------------
INSURANCE - .09%
 The Penn Central Corp.
   (9.750% due 08/01/99)                 130,000        136,857
                                                   ------------
MISCELLANEOUS - .65%
 Toll Corp. (10.500% due 03/15/02)       500,000        517,500
 Parisian  (9.875% due 07/15/03)         500,000        510,000
                                                   ------------
                                                      1,027,500
                                                   ------------
OIL & GAS EXPLORATION SERVICES - .97%
 Maxus Debentures
   (11.250% due 05/01/13)                208,000        213,200
 Rowan Companies
   (11.875% due 12/10/01)                750,000        795,000
 Trans Texas Gas, Corp.
   (11.500% due 06/15/02)                500,000        540,625
                                                   ------------
                                                      1,548,825
                                                   ------------
REAL ESTATE - .33%
 GE Capital Marketing Services, Inc.
   (6.0000% due 08/25/09)                568,877        531,547
                                                   ------------
TELEPHONE & TELECOMMUNICATIONS- .75%
 United Telecommunications, Inc.
    (9.750% due 04/01/00)                156,000        169,674
 TCI Communications Inc
    (8.6500% due 09/15/04)             1,000,000      1,023,856
                                                   ------------
                  1,193,530

UTILITIES - ELECTRIC - 1.20%
 Connecticut Light & Power Co.
  1st Ref Mtg. (7.625% due 04/01/97)     677,000        677,240
 New Orleans Public Service Inc.
  1st Mtg. (8.670% due 04/01/05)       1,200,000      1,237,629
                                                   ------------
                                                      1,914,869
                                                   ------------
Total Corporate Bonds
   (cost $ 8,455,147)                                 8,851,356
                                                   ------------

SHORT-TERM INVESTMENTS - 22.84%

COMMERCIAL PAPER - 17.71%
 Army Airforce (5.600% due 01/10/97)   2,000,000      2,000,000
 Case Credit Corporation
   (5.530% due 02/03/97)               1,000,000        994,931
 Circus Circus Enterprises Inc.
   (5.500% due 01/08/97)               2,000,000      1,997,861
 Conagra Inc. (5.450% due 01/03/97)    2,000,000      1,999,394
 Dana Credit Corporation
   (5.480% due 01/21/97)               1,000,000        996,956
 Hanson Financial
   (5.620% due 03/14/97)               1,500,000      1,483,140
 IES Diversified
   (5.550% due 01/27/97)               1,000,000        995,992
 IES Diversified
   (5.670% due 01/31/97)               1,500,000      1,492,913
 Illinois Power Fuel Company
   (5.450% due 01/14/97)               2,000,000      1,996,064
 Nabisco Inc (5.450% due 01/13/97)     1,000,000        998,183
 New York State Gas & Electric
   (5.950% due 01/24/97)               2,000,000      1,992,397
 Penn Power & Light Energy
   (5.450% due 01/08/97)               1,000,000        998,940
 Penn Power & Light Energy
   (5.480% due 01/22/97)               1,000,000        996,803
 Public Service Electric & Gas
   (5.450% due 01/07/97)               1,000,000        999,092
 Public Service Electric & Gas
   (5.450% due 01/10/97)               1,000,000        998,638
 Telecommunications Inc
  (5.700% due 01/24/97)                2,300,000      2,291,624
 Textron Financial Group
  (5.550% due 02/10/97)                1,000,000        993,833
 Textron Inc.
  (5.5700% due 02/11/97)               1,000,000        993,656
 Viacom (5.700% due 01/24/97)          1,000,000        996,358
 White Consolidated Industries, Inc
  (5.480% due 01/24/97)                1,000,000        996,499
 White Consolidated Industries, Inc
  (5.530% due 02/03/97)                1,000,000        994,931
                                                   ------------
                                                     28,208,205
                                                   ------------
VARIABLE RATE DEMAND NOTES   - 5.13%
 American Family Financial Services
  (5.509% due 01/01/97)                1,485,013      1,485,013
 Johnson Controls, Inc.
  (5.529% due 01/01/97)                6,157,736      6,157,736
 Wisconsin Electric Power Company
  (5.549% due 01/01/97)                  527,871        527,871
                                                   ------------
                                                      8,170,620
                                                   ------------
Total Short Term Investments
   (cost $36,378,825)                                36,378,825
                                                   ------------
TOTAL INVESTMENTS - 98.12%
  (cost $144,685,532)<F2>                           156,298,562
                                                   ------------
OTHER ASSETS AND LIABILITIES - 1.88%                  2,995,324
                                                   ------------
TOTAL NET ASSETS - 100%                            $159,293,886
                                                   ------------
-----------------

* Non-Income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1996. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1996.

<F2> Represents cost for Federal income tax purposes. Gross
unrealized appreciation and depreciation of securities at December 31, 1996 was $14,144,348 and $2,531,318 respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 1996

BOND PORTFOLIO

                                          SHARES/
                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY OBLIGATIONS - 35.51%

U.S. TREASURY BOND - 5.41%
   6.250% due 08/15/23                    $3,000,000  $ 2,811,570
   6.000% due 02/15/26                     2,000,000    1,819,376
                                                      -----------
                                                        4,630,946
                                                      -----------
U.S. TREASURY NOTES - 25.30%
   6.000% due 10/15/99                     4,000,000    4,000,000
   6.700% due 04/30/00                     2,000,000    2,038,126
  7.750% due 02/15/01                      2,500,000    2,642,188
   5.625% due 02/28/01                     2,000,000    1,960,626
   5.875% due 11/15/05                     5,000,000    4,823,440
   6.500% due 08/15/05                     1,000,000    1,006,875
   7.000% due 07/15/06                     5,000,000    5,195,315
                                                      -----------
                                                       21,666,570
                                                      -----------
U.S. TREASURY STRIPS - 4.80%
   0.000% due 02/15/00                     3,250,000    2,695,290
   0.000% due 08/15/02                     2,000,000    1,416,780
                                                      -----------
                                                        4,112,070
                                                      -----------
Total U.S. Treasury Notes
 (cost $30,002,142)                                    30,409,583
                                                      -----------
MORTGAGE - BACKED SECURITIES - 3.43%

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 1.10%
   7.500% due 02/01/02                        46,747       47,331
   9.500% due 04/01/05                        77,932       82,169
   7.500% due 06/01/07                       112,097      113,080
   11.000% due 05/01/10                       13,069       14,596
   12.500% due 08/01/10                       18,983       21,794
   8.000% due 11/01/16                        55,327       56,382
   9.500% due 02/01/18                        76,207       81,827
   6.500% due 07/01/23                       553,517      532,356
                                                      -----------
                                                          949,535
                                                      -----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 2.14%
   12.000% due 04/01/00                       69,694       75,095
   9.000% due 08/01/01                        50,968       53,341
   8.500% due 01/01/02                        47,751       49,676
   10.500% due 06/01/04                       16,138       17,207
   10.500% due 05/01/05                      200,712      214,009
   6.500% due 06/01/08                     1,141,030    1,128,683
   8.000% due 08/01/17                       289,120      294,360
                                                      -----------
                                                        1,832,371
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - .19%
   11.000% due 03/15/10                       61,600       68,029
   9.000% due 05/15/20                        86,210       90,844
                                                      -----------
                                                          158,873
                                                      -----------
Total Mortgage-Backed Securities
    (cost $2,892,682)                                   2,940,779
                                                      -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 7.97%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.56%
   59 E  (8.900% due 11/15/20)               965,123    1,007,820
   106 G (8.250% due 12/15/20)             1,000,000    1,031,890
   1770 B (8.250% due 01/15/24)            1,000,000    1,004,836
                                                      -----------
                                                        3,044,546
                                                      -----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - .26%
   Remic  (9.500% due 12/25/18)              212,032      225,191
                                                      -----------
PRIVATE SECTOR - 4.15%
   Securitized Asset Sales, Inc.
    (6.500% due 07/25/08)                    305,789      291,457
   CMC  Securities Corp.
    (0.000% due 12/25/08)                    401,817      301,298
   Country Wide Mortgage-Backed
    Securities, Inc.(6.000% due 03/01/09)    876,358      807,073
   Capstead Mortgage Securities Corp.
    (10.950% due 02/01/14)                   215,719      215,934
   Greenwich Capital Acceptance
    (8.238% due 08/25/24)                    989,978      858,806
   NWA Trust No. 2 Class B
   (10.230% due 06/21/14)                    950,769    1,083,310
                                                      -----------
                                                        3,557,878
                                                      -----------

Total Collateralized Mortgage
 Obligations  (cost $6,559,333)                         6,827,615
                                                      -----------
CORPORATE BONDS AND NOTES - 50.43%

AIR TRANSPORTATION - 1.22%
   Continental Airlines
    (7.820% due 10/15/23)                  1,000,000    1,033,140
                                                      -----------
BANK & BANK HOLDING COMPANIES - 4.17%
   Comerica Inc.  (9.750% due 05/01/99)      500,000      534,041
   First Tennessee (8.070% due 01/06/27)   2,000,000    2,002,240
   Nationsbank Corp.
    (7.625% due 04/15/05)                  1,000,000    1,034,698
                                                      -----------
                                                        3,570,979
                                                      -----------
COMMUNICATIONS AND MEDIA - 8.59%
   Arch Communication Group
    (0.000% due 03/15/08)                  1,000,000      571,250
   Call-Net Enterprises
    (0.000% due 12/01/04)                  1,250,000    1,025,000
   CF Cable TV Inc.
    (9.125% due 07/15/07)                  1,000,000    1,070,000
   Continental Cablevision
    (8.300% due 05/15/06)                  1,000,000    1,067,038
   CS Wireless Systems
    (0.000% due 03/01/06)                    500,000      180,000
   Jones Intercable, Inc.
    (9.625% due 03/15/02)                    500,000      525,000
   Neodata Service (12.000% due 05/01/03)  1,000,000    1,052,500
   Peoples Choice TV (0.000% due06/01/04)  2,000,000      840,000
   Time Warner Inc. (8.110% due 08/15/06)  1,000,000    1,024,735
                                                      -----------
                                                        7,355,523
                                                      -----------
CONGLOMERATES - 1.78%
   Figgie International Inc.
    (9.875% due 10/01/99)                  1,000,000    1,040,000
   JB Poindexter & Company
    (12.500% due 05/15/04)                   500,000      487,500
                                                      -----------
                                                        1,527,500
                                                      -----------
CONSUMER PRODUCTS -2.59%
   Coleman Holdings
    (0.000% due 05/27/98)                  1,000,000      833,750
   Pillowtex Corporation
    (10.000% due 11/15/06)                   500,000      520,000
   Revlon Consumer Products Corp.
      (0.00% due 03/15/98)                 1,000,000      867,500
                                                      -----------
                                                        2,221,250
                                                      -----------
ENERGY - 1.34%
   Coastal Corp.(9.7500% due 08/01/03)     1,000,000    1,144,986
                                                      -----------
FINANCE COMPANIES - 1.79%
   Ahmanson Capital Trust
    (8.360% due 12/01/26)                  1,500,000    1,536,615
                                                      -----------
FOOD, BEVERAGE, & TOBACCO -3.45%
   Dimon Inc. (8.875% due 06/01/06)        1,000,000    1,037,500
   RJR Nabisco, Inc.
    (7.625% due 09/15/03)                    500,000      482,059
   Great American Cookie, Inc.
    (10.875% due 01/15/01)                   500,000      455,000
   Nabisco Inc.  (7.550% due 06/15/15)     1,000,000      978,312
                                                      -----------
                                                        2,952,871
                                                      -----------
FOREIGN - 1.12%
   Quebec Province CDA
    (7.125% due 02/09/24)                  1,000,000      955,040
                                                      -----------
GAMING INDUSTRY - 5.84%
   Argosy Gaming (13.2500% due 06/01/04)   1,000,000      927,500
   Boomtown, Inc. 1st Mortgage
    (11.500% due 11/01/03)                 1,000,000    1,047,500
   Casino Magic of Louisiana
    (13.000% due 08/15/03)                 1,000,000      987,500
   Empress River Casino Finance Corp.
    (10.750% due 04/01/02)                 1,000,000    1,077,500
   Hollywood Casino Corp.
    (12.750% due 11/01/03)                 1,000,000      960,000
                                                      -----------
                                                        5,000,000
                                                      -----------
HEALTH CARE - 1.80%
   Columbia / HCA Healthcare Corp.
    (7.690% due 06/15/25)                  1,000,000    1,026,254
   Foundation Health Corp.
    (7.750% due 06/01/03)                    500,000      516,881
                                                      -----------
                                                        1,543,135
                                                      -----------
INSURANCE - 4.92%
   Berkley (W.R.) Corp.
    (9.875% due 05/15/08)                    500,000      595,056
   Farmers Insurance Exhange
    (8.500% due 04)                        1,000,000    1,046,903
   Leucadia National Corp.
    (8.250% due 06/15/05)                  1,000,000    1,036,976
   Penn Central Corp.
    (9.750% due 08/01/99)                    500,000      526,374
   Prudential Insurance
    (8.100% due 07/15/15)                  1,000,000    1,010,504
                                                      -----------
                                                        4,215,813
                                                      -----------
MANUFACTURING - 4.31%
   General Instrument Corporation
    (5.000% 06/15/00)                        500,000      532,500
   International Knife & Saw Corp.
    (11.375% due 11/15/06)                 1,000,000    1,035,000
   International Wire Group Inc.
    (11.750% due 06/01/05)                   500,000      535,000
   Safelite Glass Corporation
      (9.875% due 12/15/06)                   500,00      515,000
   Terex Corp. (13.750% due 05/15/02)      1,000,000    1,075,000
                                                      -----------
                                                        3,692,500
                                                      -----------
MISCELLANEOUS - .60%
   Sea Containers (10.500% due 07/01/03)     500,000      512,500
                                                      -----------
OIL & GAS - DOMESTIC - .63%
   Penzoil Company  (9.625% due 11/15/99)    500,000      535,737
                                                      -----------
OIL & GAS - SERVICES - 3.17%
   Mitchell Energy Development Corp.
    (6.750% due 02/15/04)                    750,000      707,585
   PDV America, Inc.
    (7.750% due 08/01/00)                  1,000,000    1,005,453
   Petro (12.500% due 06/01/02)            1,000,000    1,000,000
                                                      -----------
                                                        2,713,038
                                                      -----------
PAPER & FOREST PRODUCTS - .62%
   Westvaco Corp. (10.300% due 01/15/19)     500,000      532,396
                                                      -----------
RETAIL - GENERAL - 1.23%
   Hook - SuperX Inc.
    (10.125% due 06/01/02)                 1,000,000    1,057,132
                                                      -----------
STEELS AND METALS - 1.26%
   Gulf States Steel
    (13.500% due 04/15/03)                   500,000      472,500
   UCAR Global Enterprises Inc.
     (12.000% due 01/15/05)                  530,000      610,163
                                                      -----------
                                                        1,082,663
                                                      -----------
Total Corporate Bond and Notes
    (cost $42,252,009)                                 43,182,818
                                                      -----------
COMMON STOCKS -  .04%

ENERGY - .04%
   Mesa Incorproated*                          6,417       33,689
                                                      -----------
Total Common Stocks (cost $ 24,365)                        33,689

                                                      -----------
WARRANTS - 0.00%

RETAIL-FOOD - 0.00%
   Great American Cookie Warrants                 90        2,250

TECHNOLOGY - .06%
   CS Wireless Systems   138   1
   Terex Corporation Appreciation Rights       4,000           40
                                                      -----------
      Total Warrants (cost $ 28,050)                        2,291
                                                      -----------

PREFERRED STOCKS - 1.05%

BANKING AND FINANCIAL SERVICE - 1.05%
Earthshell Container Corporation
 Series A
    Cumulative Senior Convertible 8%<F1>         500      900,000
                                                      -----------
Total Preferred Stocks (cost $500,000)                    900,000
                                                      -----------
SHORT TERM INVESTMENTS - 4.42%

VARIABLE RATE DEMAND NOTES<F2> - 4.42%
  American Family (5.509% due 01/01/97)       661,231     661,231
  Johnson Controls Inc.
    (5.529% due 01/01/97)                   2,145,196   2,145,196
  Pitney Bowes Credit Corp.
    (5.507% due 01/01/97)                      42,913      42,913
  Sara Lee (5.487% due 01/01/97)              797,184     797,184
  Southwestern Bell Telephone Co.
    (5.487% due 01/01/97)                     135,000     135,000
                                                      -----------
Total Short-Term Investments
   (cost $3,781,525)                                    3,781,525
                                                      -----------
TOTAL INVESTMENTS - 102.85%
   (cost $86,040,107)<F3>                              88,078,300
                                                      -----------
OTHER ASSETS AND LIABILITIES - (2.85)%                 (2,444,171)
                                                      -----------
TOTAL NET ASSETS - 100%                               $85,634,129
                                                      ===========
-----------------------
* Non-Income Producing

<F1> 144A- Privately placed security traded among qualified
institutional buyers.
<F2>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1996. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1996.
<F3> Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1996 was $3,185,795 and $1,147,602 respectively.

The accompanying notes are an integral part of the financial statments.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 82.48%
                                           SHARES  VALUE
                                           ------  -----
BANKING & FINANCIAL SERVICE - 11.85%
  Aetna Life & Casulaty Company               667       53,318
  Allstate Corporation                      2,000      115,750
  American Express Company                  2,100      118,650
  American General Corporation                900       36,788
  American International Group              2,000      216,500
  Banc One Corporation                      1,890       81,270
  Bank of Boston Corporation                  700       44,975
  Bank of New York Incorporated             1,700       57,375
  BankAmerica Corporation                   1,600      159,600
  Bankers Trust New York Corporation          300       25,875
  Barnett Banks, Incorporated               1,000       41,125
  Boatmen's Bancshares, Incorporated          800       51,600
  Chase Manhattan Corporation               2,012      179,571
  Chubb Group                                 800       43,000
  CIGNA Corporation                           300       40,988
  Citicorp                                  1,600      164,800
  Comerica, Incorporated                      600       31,425
  CoreStates Financial Corporation          1,100       57,063
  Dean Witter, Discover & Company             700       46,375
  Federal Home Loan Mortgage Corporation      800       88,100
  Federal National Mortgage Association     4,800      178,800
  First Bank System, Incorporated             700       47,775
  First Chicago NBD Corporation             1,400       75,250
  First Union Corporation                   1,300       96,200
  Fleet Financial Group, Incorporated       1,200       59,850
  General RE Corporation                      400       63,100
  Great Western Financial                     500       14,500
  Green Tree Financial Corporation            600       23,175
  Household International, Incorporated       500       46,125
  ITT Hartford Group Incorporated             500       33,750
  KeyCorp                                   1,000       50,500
  Lincoln National Corporation                500       26,250
  Marsh & McLennan Companies, Incorporated    400       41,600
  MBNA Corporation                            850       35,275
  Mellon Bank Corporation                     600       42,600
  Merrill Lynch & Company, Incorporated       800       65,200
  Morgan (J. P.) & Company                    900       87,863
  Morgan Stanley Group Incorporated           700       39,988
  National City Corporation                 1,100       49,363
  NationsBank Corporation                   1,000       97,750
  Norwest Corporation                       1,600       69,600
  PNC Bank Corporation                      1,500       56,438
  Providian Corp.                             500       25,688
  Republic New York Corporation               300       24,488
  SAFECO Corporation                          600       23,663
  Salomon, Incorporated                       500       23,563
  SunTrust Banks, Incorporated              1,200       59,100
  Transamerica Corporation                    400       31,600
  Travelers Group, Incorporated             2,733      124,010
  US Bancorp                                  700       31,456
  Wachovia Corporation                        800       45,200
  Wells Fargo & Company                       433      116,802
                                                   -----------
                                                     3,460,670
                                                   -----------
CAPITAL GOOD - 4.56%
  AMP, Incorporated                         1,100       42,213
  Caterpillar, Incorporated                   900       67,725
  Cooper Industries, Incorporated             600       25,275
  Deere & Company                           1,200       48,750
  Dover Company                               600       30,150
  Emerson Electric Company                  1,100      106,425
  Foster Wheeler Corporation                  300       11,138
  General Electric Company                  7,100      702,013
  Grainger (WW), Incorporated                 300       24,075
  Illinois Tool Works, Incorporated           600       47,925
  Ingersoll-Rand Company                      500       22,250
  Scientific-Atlanta, Incorporated            500        7,500
  Tenneco, Incorporated                       900       40,613
  Tyco International Limited                  800       42,300
  Westinghouse Electric Corporation         1,900       37,763
  WMX Technologies, Incorporated            2,300       75,038
                                                   -----------
                                                     1,331,153
                                                   -----------
CONSUMER CYCLICAL - 6.02%
  American Greetings Company Class A          500       14,188
  American Stores Company                     700       28,613
  Black & Decker Corp.                        500       15,063
  Chrysler Corporation                      3,200      105,600
  CVS Corporation                             500       20,688
  Dayton Hudson Corporation                 1,100       43,175
  Eaton Corporation                           400       27,900
  Federated Department Stores Incorporated* 1,000       34,125
  Ford Motor Company                        5,300      168,938
  Gap (The), Incorporated                   1,300       39,163
  General Motors Corporation                3,400      189,550
  Genuine Parts Company                       900       40,050
  Goodyear Tire & Rubber Company              800       41,100
  HFS, Incorporated                           600       35,850
  Home Depot, Incorporated                  2,100      105,263
  Johnson Controls                            300       24,863
  K Mart Corporation*                       2,200       22,825
  Lowe's Companies, Incorporated              800       28,400
  May Department Stores Company             1,200       56,100
  NIKE, Incorporated                        1,300       77,675
  PACCAR, Incorporated                        200       13,600
  Penney, (J.C.) Company, Incorporated      1,100       53,625
  Reebok International, Incorporated          300       12,600
  Rite Aid Corporation                        500       19,875
  Sears, Roebuck & Company                  1,700       78,413
  Tandy Corporation                           300       13,200
  Limited (The), Incorporated               1,290       23,704
  Toys "R" Us, Incorporated*                1,200       36,000
  TRW, Incorporated                           600       29,700
  V.F. Corporation                            400       27,000
  Wal-Mart Stores, Incorporated            11,000      251,625
  Walgreen Company                          1,000       40,000
  Whirlpool Corporation                       500       23,313
  Woolworth Corporation*                      700       15,313
                                                   -----------
                                                     1,757,097
                                                   -----------
CONSUMER NON-DURABLE - 21.53%
  Abbott Laboratories                       3,400      172,550
  Albertson's, Incorporated                 1,200       42,750
  American Brands, Incorporated               800       39,700
  American Home Products Corporation        2,800      164,150
  Andrew Corporation                          300       15,919
  Anheuser-Busch Companies, Incorporated    2,200       88,000
  Archer-Daniels-Midland Company            2,495       54,890
  Automatic Data Processing, Incorporated   1,400       60,025
  Avon Products, Incorporated                 600       34,275
  Baxter International, Incorporated        1,300       53,300
  Becton, Dickinson Company                   700       30,363
  Block, H&R Incorporated                     500       14,500
  Boston Scientific Corporation*              800       48,000
  Bristol-Meyers Squibb Company             2,300      250,125
  Browning-Ferris Industries, Incorporated  1,000       26,250
  Brunswick Corporation                       500       12,000
  Campbell Soup Company                     1,000       80,250
  Clorox Co.                                  300       30,113
  Coca-Cola Company                        10,900      573,613
  Cognizant Corporation                       800       26,400
  Colgate-Palmolive Company                   600       55,350
  Columbia/HCA Healthcare Corporation       3,050      124,288
  Comcast Corporation                         900       16,031
  ConAgra, Incorporate, Class A. Special    1,100       54,725
  CPC International, Incorporated             700       54,250
  CUC International, Incorporated           1,850       43,938
  Donnelly (RR) & Sons Company                800       25,100
  Dow Jones, & Company, Incorporated          600       20,325
  Dun & Bradstreet Corporation              1,200       28,500
  Gannett Company, Incorporated               800       59,900
  General Mills, Incorporated                 700       44,363
  Gillette Company                          1,900      147,725
  Heinz (H.J.) Company                      1,700       60,775
  Harrahs Entertainment, Incorporated*        500        9,938
  Hershey Foods Corporation                   900       39,375
  Hilton Hotels Corporation                   900       23,513
  International Flavors & Fragrance,
       Incorporated                           500       22,500
  Interpublic Group Companies,
       Incorporated                           600       28,500
  Johnson & Johnson                         5,800      288,550
  Kellogg Company                           1,000       65,625
  King World Producation, Incorporated*       300       11,063
  Kroger Company*                             700       32,550
  Lilly,(Eli) & Company                     2,400      175,200
  Loews Corporation                           600       56,550
  Manor Care                                  400       10,800
  Mattel, Incorporated                      1,250       34,688
  Marriott International                      600       33,150
  McDonalds Corporation                     3,100      140,275
  McGraw Hill Companies, Incorporated         600       27,675
  Medtronic, Incorporated                   1,100       74,800
  Merck & Company, Incorporated             5,300      420,025
  PepsiCo, Incorporated                     6,700      195,975
  Pfizer, Incorporated                      2,800      232,050
  Pharmacia & Upjohn, Incorporated          2,200       87,175
  Philip Morris Companies, Incorporated     3,600      405,450
  Procter & Gamble Company                  3,000      322,500
  Ralston-Ralston Purina Group                500       36,688
  Sara Lee Corporation                      2,300       85,675
  Schering-Plough Corporation               1,600      103,600
  Seagrams Company, Limited                 1,700       65,875
  St. Jude Medical*                           400       17,050
  Sysco Corporation                           900       29,363
  Tele-Communications, Incorporated*        1,600       20,900
  Tenet Healthcare Corporation*             1,100       24,063
  Time Warner, Incorporated                 2,600       97,500
  Tribune Company                             400       31,550
  UST, Incorporated                           800       25,900
  United HealthCare Corporation               900       40,500
  Viacom, Inc. - Class B*                   1,300       45,338
  Walt Disney Company, The                  3,019      210,198
  Warner-Lambert Company                    1,300       97,500
  Wendy's International                       700       14,350
  Winn-Dixie Stores, Incorporated             700       22,138
  Wrigley, (Wm), Jr. Company                  500       28,125
                                                   -----------
                                                     6,286,683
                                                   -----------
ENERGY - 7.95%
  Amerada Hess Corporation                    500       28,938
  Amoco Corporation                         2,300      185,150
  Atlantic Richfield Company                  800      106,000
  Burlington Resources, Incorporated          600       30,225
  Chevron Corporation                       2,800      182,000
  Columbia Gas System, Incorporated           300       19,088
  Dresser Industries, Incorporated          1,200       37,200
  Enron Corporation                         1,100       47,438
  Exxon Corporation                         5,300      519,400
  Halliburton Company                         600       36,150
  Kerr-McGee Company                          300       21,600
  Mobil Corporation                         1,700      207,825
  Occidental Petroleum                      1,600       37,400
  Phillips Petroleum Company                1,300       57,525
  Royal Dutch Petroleum Company ADR         2,300      392,725
  Schlumberger Limited                      1,400      139,825
  Sun Company, Incorporated                   700       17,063
  Texaco, Incorporated                      1,200      117,750
  USX-Marathon                              1,400       33,425
  Union Pacific Resources Group             1,092       31,941
  Unocal Corporation                        1,100       44,688
  Williams Companies                          750       28,125
                                                   -----------
                                                     2,321,481
                                                   -----------
MANUFACTURING - 7.68%
  Air Products & Chemicals, Incorporated      600       41,475
  Alcan Aluminum Limited                    1,500       50,438
  Allegheny Teledyne, Incorporated            800       18,400
  Aluminum Company of America               1,100       70,125
  Applied Materials Incorporated*             900       32,344
  Barrick Gold                              1,800       51,750
  Bemis Company                               300       11,063
  Bethlehem Steel Corporation*                700        6,300
  Centex Corporation                          100        3,763
  Champion International Corporation          500       21,625
  Corning, Incorporated                     1,100       50,875
  Crown Cork & Seal Company, Incorporated     600       32,625
  Dow Chemical Company                      1,200       94,050
  DuPont (E.I.) De Nemours & Company        2,500      235,938
  Eastman Chemical Company                    400       22,100
  Eastman Kodak Company                     1,500      120,375
  Englehard Corporation                       600       11,475
  Fluor Corporation                           500       31,375
  Freeport McMoran Copper                     600       17,925
  Fresenius Medical Care*                     400           56
  Georgia-Pacific Company                     500       36,000
  Grace, (WR) & Company                       400       20,700
  Great Lakes Chemical Corporation            400       18,700
  Hercules, Incorporated                      600       25,950
  Inco, Limited                             1,100       35,063
  International Paper Company               1,300       52,488
  ITT Corporation                             600       26,025
  Kimberly-Clark Corporation                1,300      123,825
  Louisiana-Pacific Corporation               600       12,675
  Mallincrokdt Group, Incorporated            500       22,063
  Masco Corporation                           800       28,800
  Minnesota Mining & Manufacturing Company  1,900      157,463
  Mead Corporation                            300       17,438
  Monsanto Company                          2,700      104,963
  Morton International, Incorporated          700       28,525
  Nalco Chemical Company                      400       14,450
  Newmont Mining Corporation                1,200       53,700
  Nucor Corporation                           500       25,500
  Owens Corning                               300       12,788
  Phelps Dodge Corporation                    500       33,750
  Placer Dome, Incorporated                 1,200       26,100
  PPG Industries, Incorporated                900       50,513
  Praxair Incorporated                        700       32,288
  Reynolds Metals Company                     400       22,550
  Rohm & Haas                                 300       24,488
  Rubbermaid, Incorporated                    800       18,200
  Sherwin- Williams                           500       28,000
  Silicon Graphics Incorporated*              900       22,950
  Union Camp Corporation                      400       19,100
  Union Carbide Corporation                   700       28,613
  Unilever (N.V.) ADR                         700      122,675
  USX-US Steel Group                          500       15,688
  Weyerhaeuser Company                      1,000       47,375
  Worthington Industries, Incorporated        500        9,063
                                                   -----------
                                                     2,242,546
                                                   -----------
SERVICE - 0.21%
  Alco Standard Corporation                   600       30,975
  Service Corporation International         1,100       30,800
                                                   -----------
                                                        61,775
                                                   -----------
TECHNOLOGY - 13.04%
  3COM Corporation*                           800       58,700
  Advanced Micro Devices, Incorporated*       700       18,025
  AirTouch Communications, Incorporated*    2,300       58,075
  AlliedSignal Incorporated                 1,300       87,100
  Amgen, Incorporated*                      1,200       65,250
  Boeing Company                            1,542      164,030
  Cabletron Systems, Incorporated             800       26,600
  Cisco Systems, Incorporated               2,900      184,513
  COMPAQ Computers Corporation*             1,100       81,675
  Computer Associates International,
     Incorporated                           1,600       79,600
  Computer Sciences Corporation*              400       32,850
  Digital Equipment Corporation*              700       25,463
  Dell Computer Corporation                   800       42,500
  First Data Corporation                    2,000       73,000
  Hewlett-Packard Company                   4,700      236,175
  Honeywell, Incorporated                     600       39,450
  Intel Corporation                         3,700      484,469
  International Business Machines
     Corporation                            2,300      347,300
  Lockheed Martin Corporation                 900       82,350
  LSI Logic Corporation*                      600       16,050
  Lucent Technologies                       2,785      128,806
  McDonnell Douglas Corporation             1,000       64,000
  Micron Technology Incorporated            1,000       29,125
  Microsoft Corporation*                    5,200      429,650
  Motorola Incorporated                     2,600      159,575
  Nothern Telecom, Limited                  1,200       74,250
  Novell, Incorporated*                     1,600       15,150
  Oracle Systems Corporation                2,900      121,075
  Perkin-Elmer Corporation                    300       17,663
  Pitney-Bowes Incorporated                   800       43,600
  Raytheon Company                          1,100       52,938
  Rockwell International Corporation        1,000       60,875
  Seagate Technology, Incorporated          1,000       39,500
  Sun Microsystems, Incorporated            1,600       41,100
  Tandem Computer Incorporated*               600        8,250
  Tektronix, Incorporated                     200       10,250
  Tellabs, Incorporated                       800       30,100
  Texas Instruments, Incorporated             900       57,375
  Textron Incorporated                        400       37,700
  Unisys Corporation*                         900        6,075
  United Technologies Corporation           1,200       79,200
  Western Atlas, Incorporated*                300       21,263
  Xerox Corporation                         1,500       78,938
                                                   -----------
                                                     3,809,633
                                                   -----------
TRANSPORTATION - 1.51%
  AMR Corporation*                            400       35,250
  Burlington Northern Santa Fe Corporation    900       77,738
  Caliber System, Incorporated                300        5,775
  Conrail Incorporated                        400       39,850
  CSX Corporation                           1,300       54,925
  Delta Air Lines                             400       28,350
  Federal Express                             600       26,700
  Laidlaw Incorporated                      1,400       16,100
  Norfolk Southern Company                    700       61,250
  Ryder System                                500       14,063
  Southwest Airlines Company                  700       15,488
  Union Pacific Corporation                 1,100       66,138
                                                   -----------
                                                       441,627
                                                   -----------
UTILITY - 8.13%
  ALLTELL Corporation                       1,000       31,375
  American Electric Power Company,
     Incorporated                           1,000       41,125
  AT&T Corporation                          6,900      300,150
  Ameritech Corporation                     2,500      151,563
  Baltimore Gas & Electric Company            800       21,400
  Bell Atlantic Corporation                 2,000      129,500
  BellSouth Corporation                     4,300      173,613
  Carolina Power & Light Company              700       25,550
  Central & Southwest  Corporation          1,000       25,625
  CinergyCorporation                          700       23,363
  Coastal Corporation                         500       24,438
  Consolidated Edison Co. of N.Y.,
     Incorporated                             900       26,325
  Consolidated Natural Gas Company            500       27,625
  Dominion Resources                          900       34,650
  Duke Power                                1,000       46,250
  DTE Energy Company                          700       22,663
  Edison International                      1,900       37,763
  Entergy Corporation                       1,000       27,750
  FPL Group Incorporated                    1,000       46,000
  General Public Utilities Corporation        600       20,175
  GTE Corporation                           3,800      172,900
  Houston Industries, Incorporated          1,100       24,888
  MCI Communications Corporation            3,000       98,063
  Niagara Mohawk Power Corporation*           600        5,925
  NYNEX Corporation                         2,000       96,250
  Pacific Gas & Electric Company            1,900       39,900
  Pacific Telesis Group                     1,800       66,150
  PacifiCorp                                1,400       28,700
  PanEnergy Corporation                       700       31,500
  PECO Energy Company                         900       22,725
  Public Service Enterprise Group,
     Incorporated                             900       24,525
  SBC Communications                        2,600      134,550
  Southern Company                          2,900       65,613
  Sprint Corporation*                       1,600       63,800
  Sonat, Incorporated                         400       20,600
  Texas Utilities Company                   1,000       40,750
  Unicom Corporation                        1,000       27,125
  Union Electric Company                      600       23,100
  U.S. West Communications Group            2,100       67,725
  US West Media Group*                      2,200       40,700
  WorldCom, Incorporated                    1,700       44,306
                                                   -----------
                                                     2,376,698
                                                   -----------
Total Common Stocks (cost $21,107,889)              24,089,363


SHORT-TERM INVESTMENTS - 17.76%
                                        PRINCIPAL  VALUE
                                        ---------  -----
US Treasury Bill<F2>
   (5.360% due 05/01/97)                $5,200,00    5,112,578
Portico US Federal Money Market Fund       73,782       73,782
                                                   -----------
Total Short-Term Investments
   (cost $5,186,360)                                 5,186,360
                                                   -----------

TOTAL INVESTMENTS -
   100.24% (cost $26,294,249)<F1>                   29,275,723
                                                   -----------
OTHER ASSETS AND LIABILITIES - (0.24%)                 (71,113)
                                                   -----------
TOTAL NET ASSETS - 100%                            $29,204,610
-----------
*Non-income producing
(ADR) American Depository Receipt

<F1> Represents cost for Federal income tax purposes.  Gross unrealized appreciation and depreciation of securities at December 31, 1996 was $3,401,349 and $370,475 respectively.

<F2> Security is held by the custodian in a segregated account for open futures contracts. At December 31, 1996, the Fund's open futures contracts were as follows:

                                     Unrealized   Appreciation/
Type                                  Contracts  (Depreciation)
----                                 ----------   ------------
Standard & Poor's 500 Index (03/97)      10         $57,750
Standard & Poor's 500 Index (03/97)       2           6,350
Standard & Poor's 500 Index (03/97)       2         (14,700)
                                                    -------
                                                    $49,400
                                                    =======

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in four different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, and S&P 500 Index Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

DISTRIBUTIONS -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

      (a)   for the Equity Portfolio - .65% of the first
$50,000,000, .60% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value:

      (b)   for Capital Portfolio - .75% of the first
$50,000,000, .65% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value.

      (c)   for the Bond Portfolio - .50% of the first
$50,000,000, .45% of the next $100,000,000, and .40% of all over
$150,000,000 of the current net asset value.

      (d) for the S & P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets. As a result, for the year ended December 31, 1996, the Adviser waived management fees of $40,752 for the S&P 500 Index Portfolio.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S & P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount among equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December
31, 1996 excluding short-term obligations, follow:

                  Equity        Capital      Bond          S&P 500
                  Portfolio     Portfolio    Portfolio     Index
                  ---------     ---------    ---------     -------
Total Cost of
 Purchases of:
Common Stocks     $134,595,735  $32,689,304  $    500,000  $21,253,070
U.S. Government
 Securities             --       29,758,818    20,072,333       --
Corporate Bonds         --        4,655,726   143,754,858       --
                  ------------  -----------  ------------  -----------

                  $134,595,735  $67,103,848  $164,327,191  $21,253,070
                  ============  ===========  ============  ===========

Total Proceeds
 from Sales of:
Common Stocks     $121,196,447  $45,862,233  $     56,998  $   148,079
U.S. Government
 Securities             --       17,316,857    13,542,937           --
Corporate Bonds         --        5,810,391   137,605,856           --
                  ------------  -----------  ------------  -----------
                  $121,196,447  $68,989,481  $151,205,791  $   148,079
                  ============  ===========  ============  ===========

Note 5 - FINANCIAL HIGHLIGHTS


Computed on the basis of a share of capital stock outstanding throughout the year.

                                         Equity Portfolio

                                       Year Ended December 31,
                                       -----------------------

                              1996       1995     1994     1993     1992
                              ----       ----     ----     ----     ----
Net Asset Value,
 Beginning of Year            $16.54     $14.30   $14.58   $13.74   $12.60
                              -------    -------  -------  -------  -------
Investment Activities:
 Net investment income           .29        .24      .20      .16      .19
 Net realized and unrealized    3.61       3.36      .31     1.69     1.27
   gains/(losses)
                              -------    -------  -------  -------  -------
Total from Investment
  Operations                    3.90       3.60      .51     1.85     1.46
                              -------    -------  -------  -------  -------
Distributions:
 Net investment income          (.27)      (.23)    (.19)    (.16)    (.19)
 Net realized gains             (.72)     (1.13)    (.60)    (.85)    (.13)
                              -------    -------  -------  -------  -------
Total Distributions             (.99)     (1.36)    (.79)   (1.01)    (.32)
                              -------    -------  -------  -------  -------
Net Asset Value,
 End of year                  $19.45     $16.54   $14.30   $14.58   $13.74
                              -------    -------  -------  -------  -------
Total Return                   24.52%     26.96%    3.42%   14.11%   11.78%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets              .64%       .66%     .69%     .70%     .72%

Ratio of Net Investment
Income to Average Net Assets    1.66%      1.73%    1.45%    1.18%    1.47%

Portfolio Turnover Rate        52.53%     34.33%   40.33%   37.93%   46.75%

Average Commission Rate Paid  $.0628<F1>

Net Assets, End of Year
  (000's)                     $288,124   $219,563 $157,696 $138,239 $102,306

<F1> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                           Capital Portfolio
                                        Year Ended December 31
                                        ----------------------
                               1996       1995     1994     1993     1992
                               ----       ----     ----     ----     ----
Net Asset Value,
 Beginning of Year             $13.72     $13.19   $13.81   $12.99   $12.82

Investment Activities:
 Net investment income            .63        .64      .52      .43      .42
 Net realized and unrealized     1.36       1.15     (.39)    1.17      .56
   gains/(losses)
Total from Investment
   Operations                    1.99       1.79      .13     1.60      .98

Distributions:
   Net investment income         (.57)      (.64)    (.52)    (.42)    (.42)
   Net realized gains            (.19)      (.62)    (.23)    (.36)    (.39)
Total Distributions             (1.76)     (1.26)    (.75)    (.78)    (.81)

Net Asset Value,
  End of year                  $14.95     $13.72   $13.19   $13.81   $12.99

Total Return                    14.94%     14.28%     .94%   12.72%    7.93%


Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets               .77%       .77%     .80%     .82%     .88%

Ratio of Net Investment
Income to Average Net Assets     4.42%      4.99%    4.25%    3.31%    3.49%

Portfolio Turnover Rate         53.11%     43.83%   41.89%   32.42%   39.74%

Average Commission
 Rate Paid                     .0615<F1>

Net Assets,
 End of Year (000's)           $159,294   $145,623 $119,263 $100,016 $68,674

<F1> Represents the dollar amount of commissions paid on
Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Carillon Fund, Inc.
Notes to Financial Statements

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Bond Portfolio

                                          Year Ended December 31
                               ----------------------------------------
                               1996     1995     1994     1993     1992
                               ----     ----     ----     ----     ----
Net Asset Value,
 Beginning of Year             $11.07   $10.04   $11.30   $10.91   $10.96
                               ------   ------   ------   ------   ------
Investment Activities:
 Net investment income            .79      .88      .77      .73      .82
 Net realized and unrealized     (.04)     .98     (.95)     .54     (.01)
     gains/(losses)
                               ------   ------   ------   ------   ------
Total from Investment
  Operations                      .75     1.86     (.18)    1.27      .81
                               ------   ------   ------   ------   ------
Distributions:
 Net investment income           (.87)    (.83)    (.78)    (.73)    (.82)
 In excess of net
   investment income             (.04)      --       --       --       --
 Net realized gains                --       --     (.30)    (.15)    (.04)
                               ------   ------   ------   ------   ------
Total Distributions              (.91)    (.83)   (1.08)    (.88)    (.86)
                               ------   ------   ------   ------   ------
Net Asset Value,
 End of period                 $10.91   $11.07   $10.04   $11.30   $10.91
                               ======   ======   ======   ======   ======
Total Return                     7.19%   19.03%   (1.63%)  11.94%    7.65%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets               .62%     .65%     .68%     .66%     .69%

Ratio of Net Investment
 Income to Average Net Assets    7.24%    7.43%    7.21%    6.65%    7.59%

Portfolio Turnover Rate        202.44%  111.01%   70.27%  137.46%   40.91%

Net Assets,
 End of Year (000's)           $85,634  $73,568  $55,929  $54,128  $38,557



Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                     S & P 500 Index Portfolio

                                              Year Ended
                                          December 31, 1996<F1>
                                          ---------------------
Net Asset Value,
   Beginning of Year                           $ 10.00

Investment Activities:
   Net investment income                           .20
   Net realized and unrealized                    2.12
      gains/(losses)                           -------
Total from Investment Operations                  2.32

Distributions:
   Net investment income                          (.19)
   Net realized gains                             --
Total Distributions                               (.19)

Net Asset Value,
   End of Year                                 $ 12.13

Total Return, not annualized                     23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
   Average Net Assets                              .59%<F2>

Ratio of Net Investment
   Income to Average Net Assets                   2.14%<2>

Portfolio Turnover Rate                           1.09%

Average Commission Rate Paid                     $ .0601<F3>

Net Assets, End of Year (000's)                $ 29,205


<F1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.